[Front Cover]


    OCTOBER 31, 1999
--------------------------------------------------------------------------------



                         Chase Vista
                         Equity Funds


CORE EQUITY FUND         ANNUAL REPORT

EQUITY GROWTH FUND

GROWTH AND
INCOME FUND

CAPITAL GROWTH FUND

LARGE CAP
EQUITY FUND

FOCUS FUND

EQUITY INCOME FUND

SMALL CAP
OPPORTUNITIES FUND

SMALL CAP
EQUITY FUND

BALANCED FUND


[CHASE VISTA FUNDS Logo]

ANEQ-2-1299

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Contents
--------------------------------------------------------------------------------
 Chairman's Letter                                                            1
--------------------------------------------------------------------------------
 Chase Vista Core Equity                                                      2
  Fund Commentary
--------------------------------------------------------------------------------
 Chase Vista Equity Growth                                                    5
  Fund Commentary
--------------------------------------------------------------------------------
 Chase Vista Growth and Income Fund                                           8
  Fund Commentary
--------------------------------------------------------------------------------
 Chase Vista Capital Growth Fund                                             11
  Fund Commentary
--------------------------------------------------------------------------------
 Chase Vista Large Cap Equity Fund                                           14
  Fund Commentary
--------------------------------------------------------------------------------
 Chase Vista Focus Fund                                                      17
  Fund Commentary
--------------------------------------------------------------------------------
 Chase Vista Equity Income Fund                                              20
  Fund Commentary
--------------------------------------------------------------------------------
 Chase Vista Small Cap Opportunities Fund                                    23
  Fund Commentary
--------------------------------------------------------------------------------
 Chase Vista Small Cap Equity Fund                                           26
  Fund Commentary
--------------------------------------------------------------------------------
 Chase Vista Balanced Fund                                                   29
  Fund Commentary
--------------------------------------------------------------------------------
 Portfolios of Investments                                                   32
--------------------------------------------------------------------------------
 Fund Financial Statements                                                   55
--------------------------------------------------------------------------------
 Portfolio Financial Statements                                              96
--------------------------------------------------------------------------------

Highlights
U.S. equity markets continued their advance despite several interest rate hikes by the Federal Reserve.

o The stock market posted strong results driven by technology stocks and strong corporate earnings.
o Inflation, while still well under control, inched up during the reporting year and the Federal Reserve began raising interest rates in June.
o As the bull market in stocks continued, large-cap growth stocks led the advance with mid-cap and small-cap stocks following their lead.

            -------------------------------------------------------
             NOT FDIC INSURED   May lose value / No bank guarantee
            -------------------------------------------------------
       Chase Vista Funds are distributed by Vista Fund Distributors, Inc.

--------------------------------------------------------------------------------
CHASE VISTA EQUITY FUNDS
--------------------------------------------------------------------------------

Chairman's Letter

                                                              November 15, 1999

Dear Shareholder:

We are pleased to present this annual report for the Chase Vista U.S. Equity Funds for the year ended October 31, 1999.

Buoyant Economy Boosts Equities

Economic conditions that appeared close to perfect led the equity market to new highs. Extremely robust economic growth combined with little evidence of inflation to produce an ideal environment for both corporate profits and equity valuations. Equities rose quickly in the first half of the period, although some doubts emerged in early summer.

The period began with the Federal Reserve Board's decision to cut rates in November 1998, its third rate cut in as many months. Rates had been cut to counter the threat that recession and deflation would spread from Asia and emerging markets and by the near failure of a large hedge fund.

As the months progressed, equities rallied strongly as it became clear that the economy remained strong and that the three rate cuts--amounting to 75 basis points--had increased financial liquidity. The stock market recorded not only a double-digit return for the calendar year, but its best consecutive four-year period in stock market history.

Inflation Concerns Surface In May

While the market continued to post new highs through the first months of 1999, inflation fears surfaced in early May. Spooked by data suggesting strong economic growth and tight labor markets might finally be leading to higher inflation, benchmark 30-year Treasury yields rose to levels not seen since 1997. The Federal Reserve Board reversed much of its 1998 easing-- lifting rates by 25 basis points in both June and August.

Broadly speaking, equities drifted lower in the late summer and early fall. Only technology and blue chip growth stocks continued to rise. By the end of October, however, inflation fears had subsided somewhat and the broad-based market indices looked set for another double-digit year.

Sincerely yours,

[Graphic: Signature of Fergus Reid]

Fergus Reid
Chairman

--------------------------------------------------------------------------------
CHASE VISTA CORE EQUITY FUND
As of October 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed

Chase Vista Core Equity Fund, which seeks to provide capital growth through a portfolio of common stocks of large companies, had a total return of 29.39% (Class A Shares, without sales charge) for the year ended October 31, 1999. This compares to 26.12% for the Lipper Large Cap Core Index and 25.66% for the S&P 500 Index, the Fund's benchmark.

How the Fund Was Managed

The Fund has performed well in the short period since its inception. It has benefited from the strategy of holding large companies with superior earnings growth and leadership positions in their markets. While the broad equity indices have moved sideways, technology stocks and a small number of well-managed blue chips continued to make new highs. The Fund owned many of these companies.

It was supported by holdings which included technology companies like Microsoft Corp., Intel Corp. and Dell Computer Corp. It also had positions in well-managed multinationals like General Electric and Proctor & Gamble. These leadership companies have consistently found ways to grow earnings and the Fund continues to be overweight in them. A number of stocks performed particularly poorly as a result of disappointing third-quarter earnings announcements. Discount broker Charles Schwab fell sharply after warning that profit margins might deteriorate sharply later in the year.

The Fund has recently added to its holdings in the cable, media and networking areas. Among its purchases are Nortel Networks, Clear Channel Communications and Omnicom. The manager has also taken advantage of share price weakness to add to the position in America Online.

Where the Fund May Be Headed

The Fund's outlook depends on future inflation and interest rates. To date, the Fund has risen with the large growth companies in which it has invested. Stock picking will be a major contributor to performance. The manager is positioning the Fund in companies with market leadership credentials. It focuses on companies with strong earnings and high levels of profitability as well as positive industry characteristics. The manager believes the Fund is well positioned in the current market environment.

CHASE VISTA CORE EQUITY FUND
As of October 31, 1999 (Unaudited)

Percentage of Total Portfolio Investments

[Pie Chart Graphic]

Transportation                             (1.0%)
Basic Materials                            (1.8%)
Consumer Staples                           (3.0%)
Cash Equivalent & Short Term Paper         (4.6%)
Capital Goods                              (7.0%)
Energy                                     (7.5%)
Utilities                                  (7.6%)
Health Care                               (12.0%)
Financial                                 (15.2%)
Consumer Cyclicals                        (17.1%)
Technology                                (23.2%)

Top Ten Equity Holdings of the Portfolio

1. Microsoft Corp. (5.7%) Develops, manufactures, licenses, sells and supports software products. The Company offers operating system software, server application software, business and consumer application software, software development tools and Internet and intranet software. It also develops the MSN network of Internet products and services.

2. General Electric Co. (4.3%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. General Electric also owns the National Broadcasting Company.

3. Wal-Mart Stores, Inc. (3.3%) Operates discount stores and Supercenters as well as Sam's Clubs which offer apparel, housewares, small appliances, electronics and hardware. Wal-Mart operates in the United States, Canada, Argentina, Brazil, Germany, Mexico and Puerto Rico, and is involved in joint ventures in China and Korea.

4. American International Group (2.9%) Writes property and casualty insurance and life insurance, and provides a variety of insurance and insurance-related services through its subsidiaries in the U.S. and overseas.

5. Intel Corp. (2.3%) Designs, manufactures and sells computer components and related products. Major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communications products, system management software, conferencing products and digital imaging products.

6. Citigroup, Inc. (2.2%) A diversified financial services holding company that provides investment banking, retail brokerage, corporate banking and cash management products and services around the world.

7. Cisco Systems, Inc. (2.1%) Supplies data networking products to the corporate enterprise and public wide area service provider markets. Products include routers, LAN switches, frame relay/ATM and remote access concentrators.

8. American Express Co. (2.0%) Through its subsidiaries, provides travel-related, financial advisory and international banking services around the world.

9. Best Buy Co. (2.0%) Retails consumer electronics, home office equipment, entertainment software and appliances. The Company operates throughout the United States.

10. IBM Corp. (1.9%) Provides technologies, systems, products, services, software and financing. The Company offers its products through its global sales and distribution organization, as well as through a variety of third party distributors and resellers.

Top 10 equity holdings comprised 28.7% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA CORE EQUITY FUND
As of October 31, 1999 (Unaudited)

Average Annual Total Returns

                                                          Since
                                                      Inception
                           1 Year       5 Years        (4/1/93)
------------------------------------------------------------------
 Class A Shares
  Without Sales Charge     29.39%        23.51%          18.20%
  With Sales Charge        21.95%        22.06%          17.14%
------------------------------------------------------------------
 Class B Shares
  Without CDSC             28.90%        23.01%          17.69%
  With CDSC                23.90%        22.84%          17.69%
------------------------------------------------------------------
 Class C Shares
  Without CDSC             28.90%        23.01%          17.69%
  With CDSC                27.90%        23.01%          17.69%
------------------------------------------------------------------

Life of Fund Performance (4/1/93 to 10/31/99)

[Line Chart Data]

          Chase Vista                                  Lipper Large Cap
          Core Equity Fund         S&P 500 Index       Core Index
4/1/93     9425                    10000               10000
1993      10057                    10520               10635.9
1994       9860                    10926               10849.7
1995      11407                    13809.9             13206.4
1996      13875                    17132.1             16048.2
1997      18313                    22627.5             20491.2
1998      21918                    27606.2             23768.6
1999      28361                    34689.7             29833.4

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 2% for the five-year period and 0% for the period since inception. Class C Shares CDSC: 1% for the one-year period, 0% thereafter.

The Fund commenced operations on 8/12/99. Class B and C Shares were introduced on 8/12/99 and 8/13/99, respectively. Prior performance is based upon the Chase Core Equity Fund, and has been adjusted to reflect historical expenses (absent waivers and reimbursements) at the Fund's inception and reflects the maximum 5.75% sales charge for Class A Shares. The Fund is currently waiving fees. The waiver may be terminated, which would reduce performance.

Chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large Cap Core Index consists of funds that invest in both growth and value stocks. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------
CHASE VISTA EQUITY GROWTH FUND
As of October 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed

Chase Vista Equity Growth Fund, which seeks to provide capital growth through a portfolio of common stocks of growth-orientated companies, provided shareholders with a total return of 31.70% (Class A Shares, without sales charge) for the year ended October 31, 1999. This compares to 36.76% for the Lipper Large Cap Growth Index and 37.15% for the S&P/Barra 500 Growth Index, the Fund's benchmark.

How the Fund Was Managed

The Fund benefited from its holdings in growth stocks with market leadership credentials during the period. Rising interest rates and valuation concerns caused the prices of many equities to reach a plateau during the summer, but a number of growth stocks continued to reach new highs. In particular, technology companies benefited from persistent optimism regarding growth prospects and better than expected third quarter earnings.

The Fund had a heavy weighting in technology stocks, with no exposure to some of the weaker market sectors.

Strong stock picking also contributed. In particular, the manager anticipated the rally in semiconductor stock prices and increased the Fund's weighting accordingly. The rally was caused by a supply/demand squeeze on chips that drove prices higher. Rising demand for chips to power applications from PCs to new wireless phone applications coincided with a fall-off in supply. Stocks held included Texas Instruments and Applied Materials.

Other stocks that performed well included Amgen and Biogen in the biotechnology sector. In consumer staples, Proctor & Gamble and Albertson's, the grocery store chain, were positive contributors.

Where the Fund May Be Headed

The Fund's outlook largely depends on future inflation and interest rates. To date, the Fund has risen with the leadership companies in which it has invested. Should inflation pick up significantly, the rally in these stocks might end abruptly. Otherwise, the rally in these stocks is likely to lose momentum over time and be replaced by a more broadly based move higher.

Stock picking will be a major contributor to performance. The manager continues to position the Fund in companies with market leadership credentials. It focuses on companies with strong earnings and high levels of profitability as well as positive industry characteristics. The manager believes the Fund is well positioned in the current market environment.

CHASE VISTA EQUITY GROWTH FUND
As of October 31, 1999 (Unaudited)

Percentage of Total Portfolio Investments

[Pie Chart Graphic]

Transportation                             (0.7%)
Consumer Staples                           (2.8%)
Cash Equivalent & Short Term Paper         (4.2%)
Financial                                  (6.6%)
Capital Goods                              (8.8%)
Utilities                                 (10.3%)
Consumer Cyclicals                        (15.2%)
Health Care                               (17.5%)
Technology                                (33.9%)

Top Ten Equity Holdings of the Portfolio

1. Microsoft Corp. (5.4%) Develops, manufactures, licenses, sells and supports software products. The Company offers operating system software, server application software, business and consumer application software, software development tools and Internet and intranet software. It also develops the MSN network of Internet products and services.

2. General Electric Co. (4.9%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. General Electric also owns the National Broadcasting Company.

3. Intel Corp. (4.2%) Designs, manufactures and sells computer components and related products. Major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communications products, system management software, conferencing products and digital imaging products.

4. Wal-Mart Stores, Inc. (3.6%) Operates discount stores and Supercenters as well as Sam's Clubs which offer apparel, housewares, small appliances, electronics and hardware. Wal-Mart operates in the United States, Canada, Argentina, Brazil, Germany, Mexico and Puerto Rico, and is involved in joint ventures in China and Korea.

5. America Online, Inc. (3.2%) Provides interactive communications and services through its America Online and CompuServe worldwide Internet online services.

6. EMC Corp. (3.1%) With offices all around the world, EMC provides enterprise storage systems, software, networks and services. The Company's products store, retrieve, manage, protect and share information from all major computing environments.

7. Applied Materials, Inc. (3.0%) Develops, manufactures, markets and services semiconductor wafer fabrication equipment and related spare parts for the worldwide semiconductor industry.

8. Lucent Technologies, Inc. (2.7%) Designs, builds and delivers a wide range of public and private networks, communications systems and software and data networking systems. The Company also designs, builds and delivers business telephone systems and microelectronic components.

9. IBM Corp. (2.7%) Provides technologies, systems, products, services, software and financing. The Company offers its products through its global sales and distribution organization, as well as through a variety of third party distributors and resellers.

10. Amgen, Inc. (2.6%) Discovers, develops, manufactures and markets human therapeutics based on cellular and molecular biology. The Company focuses its research on secreted protein and small molecule therapeutics, with particular emphasis on neuroscience and cancer.

Top 10 equity holdings comprised 35.4% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA EQUITY GROWTH FUND
As of October 31, 1999 (Unaudited)

Average Annual Total Returns

                           1 Year       5 Years      10 Years
----------------------------------------------------------------
 Class A Shares
  Without Sales Charge     31.70%        25.58%        16.15%
  With Sales Charge        24.13%        24.10%        15.47%
----------------------------------------------------------------
 Class B Shares
  Without CDSC             31.45%        25.53%        16.13%
  With CDSC                26.45%        25.37%        16.13%
----------------------------------------------------------------
 Class C Shares
  Without CDSC             31.45%        25.53%        16.13%
  With CDSC                30.45%        25.53%        16.13%
----------------------------------------------------------------

10-Year Performance (10/31/89 to 10/31/99)

[Line Chart Data]

          Chase Vista              S&P/Barra 500       Lipper Large Cap
          Equity Growth Fund       Growth Index        Growth Fund Index
10/31/89   9425                    10000               10000
1990       8948                     9669                9254
1991      11550                    13166               13256
1992      12240                    14686               14241
1993      13255                    15540               16314
1994      13491                    16391               16679
1995      16027                    21262               20968
1996      18682                    26305               24924
1997      25390                    35327               32032
1998      32099                    46651               38298
1999      42157                    54660               53045

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 2% for the five-year period and 0% for the period since inception. Class C Shares CDSC: 1% for the one-year period, 0% thereafter.

The Fund commenced operations on 8/12/99. Class B and C Shares were introduced on 8/13/99 and 8/20/99, respectively. Prior performance is based upon the Chase Equity Growth Fund, and has been adjusted to reflect historical expenses (absent waivers and reimbursements) at the Fund's inception and reflects the maximum 5.75% sales charge for Class A shares. The Fund is currently waiving fees. The waiver may be terminated, which would reduce performance.

Chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The S&P/Barra 500 Growth Index contains companies with higher price-to-book ratios relative to the S&P 500. The Lipper Large Cap Growth Fund Index consists of funds that invest in large-cap growth stocks. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------
CHASE VISTA GROWTH AND INCOME FUND
As of October 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed

Chase Vista Growth and Income Fund, which seeks capital appreciation and current income by investing primarily in common stocks, provided a total return of 12.82% (Class A Shares, without sales charge) for the year ended October 31, 1999. This compares to 11.66% for the Lipper Multi-Cap Value Average and 19.01% for the S&P/Barra 500 Value Index, the Fund's benchmark.

How the Fund Was Managed

Buoyed by the rally in equities, the Fund generated a positive return. Market conditions were most favorable in the first half of the period, when the rally that followed the Federal Reserve Board's fall 1998 rate cuts boosted many portfolio holdings. Sectors such as technology, media, consumer cyclicals and industrial cyclicals boosted the Fund in this period. The Fund rose 16.17% in the first six months.

During the summer, the market environment was not as positive, as the Fed reversed much of its monetary easing of the previous fall. In addition, long bond rates rose. Much of the market remained mired in a trading range, with worries over valuations and inflation to the fore.

In this nervous market, companies that disappointed were swiftly punished with lower stock prices. A number of portfolio constituents fell back sharply in response to disappointing earnings news. Stocks like Bank One, Health South, Office Depot and Waste Management fell sharply.

In September and October, the portfolio was repositioned to bring it more into line with its benchmark. A large number of names were added, including DuPont, Monsanto, International Paper, GE, Exxon, American Express, American International Group (AIG), Citigroup, Federal National Mortgage Association (Fannie Mae), Wells Fargo and Morgan Stanley Dean Witter. A number of common stocks that were believed less attractive were sold, as were some convertible stocks and REITs.

Where the Fund May Be Headed

While the majority of the repositioning has been accomplished, the manager will continue to work on bringing the Fund into line with the sector weights of its benchmark. The manager will seek to outperform through picking companies with valuations based on earnings over the next two years that are relatively attractive.

CHASE VISTA GROWTH AND INCOME FUND
As of October 31, 1999 (Unaudited)

Percentage of Total Portfolio Investments

[Pie Chart Graphic]

Transportation                             (0.5%)
Consumer Staples                           (1.4%)
Capital Goods                              (2.4%)
Health Care                                (3.2%)
Cash Equivalent & Short Term Paper         (3.9%)
Basic Materials                            (5.7%)
Utilities                                 (11.9%)
Energy                                    (12.8%)
Consumer Cyclicals                        (15.4%)
Technology                                (19.6%)
Financial                                 (23.2%)

Top Ten Equity Holdings of the Portfolio

1. Citigroup, Inc. (3.7%) A diversified financial services holding company that provides investment banking, retail brokerage, corporate banking and cash management products and services around the world.

2. American International Group (3.3%) Writes property and casualty insurance and life insurance, and provides a variety of insurance and insurance-related services through its subsidiaries in the U.S. and overseas.

3. Royal Dutch Petroleum Co. (2.5%) Involved in all phases of the petroleum and petrochemicals industries from exploration to final processing, delivery and marketing.

4. MCI WorldCom, Inc. (2.2%) Provides local, long distance, Internet, data and international communications services.

5. E.I. DuPont de Nemours Co. (2.1%) A global chemical and life sciences company that serves worldwide markets, such as food and nutrition, health care, agricul-ture, fashion apparel, home and construction, electronics, and transportation.

6. Chevron Corp. (2.1%) Explores for, develops and produces crude oil and natural gas. Also refines crude oil into finished petroleum products, as well as markets and transports crude oil, natural gas and petroleum products.

7. Vitesse Semiconductor Corp. (2.1%) Designs, develops, manufactures and markets digital high-bandwidth communications and automatic test equipment integrated circuits.

8. Texas Instruments, Inc. (2.1%) Provides semiconductor products as well as designs and supplies digital signal processing and analog technologies.

9. Exxon Corp. (1.9%) Explores for and produces crude oil and natural gas, manufactures petroleum products, and transports and sells crude oil.

10. Ford Motor Co. (1.8%) Manufactures and sells automobiles, trucks and related parts and accessories around the world.

Top 10 equity holdings comprised 23.8% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA GROWTH AND INCOME FUND
As of October 31, 1999 (Unaudited)

Average Annual Total Returns

                           1 Year        5 Years       10 Years
----------------------------------------------------------------
 Class A Shares
  Without Sales Charge     12.82%        17.44%        17.32%
  With Sales Charge         6.33%        16.06%        16.63%
----------------------------------------------------------------
 Class B Shares
  Without CDSC             12.29%        16.86%        16.96%
  With CDSC                 7.29%        16.65%        16.96%
----------------------------------------------------------------
 Class C Shares
  Without CDSC             12.29%        16.47%        16.77%
  With CDSC                11.29%        16.47%        16.77%
----------------------------------------------------------------
 Class I Shares            13.30%        17.79%        17.49%
----------------------------------------------------------------

10-Year Performance (10/31/89 to 10/31/99)

[Line Chart Data]

          Chase Vista
          Growth and                              S&P/Barra 500       Lipper Multi-Cap
          Income Fund         S&P 500 Index       Value Index         Value Average
10/31/89   9425               10000               10000               10000
1990       9456                9253                8802                8736
1991      15377               12344               11503               11800
1992      17274               13572               12456               12936
1993      20810               15597               15467               15351
1994      20842               16199               15805               15902
1995      24550               20475               19443               19183
1996      29361               25401               24229               23272
1997      37828               33549               31398               30020
1998      41268               40931               35083               31523
1999      46553               51433               41754               35345

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 2% for the five-year period and 0% for the 10-year period. Class C Shares CDSC: 1% for the one-year period, 0% thereafter.

The Fund commenced operations on 9/23/87. Class B, C and I Shares were introduced on 11/4/93, 1/2/98 and 1/25/96, respectively. Performance is based on historical expenses of the predecessor Class A Shares, which are lower than the expenses for Class B and C Shares and higher than Class I Shares.

Chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the unmanaged average and indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The S&P/
Barra 500 Value Index contains large U.S. companies with low price-to-book ratios relative to the S&P 500. The Lipper Multi-Cap Value Average consists of funds with a variety of market capitalizations. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------
CHASE VISTA CAPITAL GROWTH FUND
As of October 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed

Chase Vista Capital Growth Fund, which seeks to provide capital growth through a portfolio of common stocks of mid-sized companies, had a total return of 14.30% (Class A Shares, without sales charge) for the year ended October 31, 1999. This compares to 8.69% for the Lipper Mid-Cap Value Average and 21.07% for the S&P MidCap 400 Index, the Fund's benchmark.

How the Fund Was Managed

A rising market buoyed the Fund higher during the year, although its medium market capitalization value style bias proved a drag on performance. Receding worries about the condition of the global economy, and the realization that domestic growth remained robust, caused equity prices to rise during the last quarter of 1998 and first quarter of 1999.

In the latter stages of the year, the rally ran out of steam and relative performance improved. Inflation fears and high stock valuations snared much of the market in a trading range. During this period, however, the Fund benefited from strong stock picking and had large holdings in semiconductor, biotechnology and gaming stocks. Semiconductor stocks performed exceptionally well. Strong demand for PCs and other applications coincided with a sudden shortage in supply, forcing semiconductor prices higher. Biotechnology holdings included Biogen and Chiron, while semiconductor names included Vitesse Semiconductor and Microchip Technology.

The Fund is currently being repositioned to bring its sector weightings more closely into line with those of its benchmark. In the future, it will seek outperformance primarily from stock picking rather than sector bets. The largest variations from index weightings were in the consumer cyclicals and utilities sectors. To bring the Fund in line with the index, the manager is reducing the Fund's consumer cyclicals holdings and adding to utilities.

Where the Fund May Be Headed

Looking ahead, the managers remain positive on the types of stocks in this portfolio. They remain attractively valued by comparison with large company stocks, and many have stronger earnings growth rates than the market as a whole. There are a large number of medium-sized companies with strong growth prospects trading on relatively low valuations. By this criterion, the mid-cap stock universe currently offers a better trade-off between risk and reward than large capitalization stocks. The Fund will continue to hold stocks with strong fundamentals, reasonable valuations and good technicals.

CHASE VISTA CAPITAL GROWTH FUND
As of October 31, 1999 (Unaudited)

Percentage of Total Portfolio Investments

[Pie Chart Graphic]

Consumer Cyclicals                        (29.2%)
Technology                                (23.1%)
Financial                                 (12.1%)
Basic Materials                            (7.5%)
Utilities                                  (7.2%)
Energy                                     (7.0%)
Health Care                                (6.2%)
Cash Equivalent & Short Term Paper         (4.6%)
Capital Goods                              (1.3%)
Real Estate                                (1.2%)
Transportation                             (0.5%)
U.S. Treasury Security                     (0.1%)

Top Ten Equity Holdings of the Portfolio

1. AT&T--Liberty Media Group, Class A (5.9%) Holds interest in numerous globally branded entertainment networks such as "Discovery Channel" and "USA." Assets also include interests in international video businesses, international telephony and domestic wireless, plant and equipment manufacturers and other businesses related to broadband services.

2. General Instrument Corp. (3.1%) Supplies digital and analog set-up terminals and systems for wired and wireless cable television network, hybrid fiber/ coaxial network transmission systems used by television operators and digital satellite television systems.

3. Zions Bancorp. (2.7%) Operates full-service banking offices. The company also offers an array of investments, mortgage, insurance and electronic commerce services.

4. AXA Financial, Inc. (2.2%) A provider of diversified financial services around the world, including insurance and annuity products, investment banking and asset management services. Subsidiaries include The Equitable Life Assurance Society of the U.S., Alliance Capital Management L.P., and Donaldson, Lufkin and Jenrette.

5. Cooper Cameron Corp. (2.1%) Manufactures oil and gas pressure control equipment, including valves, wellheads, chokes, blowout preventers and assembled systems, used for oil and gas drilling.

6. Diamond Offshore Drilling, Inc. (2.0%) Contracts drills offshore of oil and gas wells throughout the world.

7. Altera Corp. (2.0%) Designs, manufactures and markets programmable logic devices and associated development tools. Programmable logic devices are semiconductor integrated circuits that offer on-site programmability to customers.

8. Park Place Entertainment Corp. (1.9%) Created through a spin-off of Hilton Hotels Corporation and a merger with the Mississippi gaming operations of Grand Casinos, Inc., the Company's operations include United States land-based casinos and an interest in a riverboat casino, land-based casinos in Australia and a land-based casino in Uruguay.

9. CMS Energy Corp. (1.9%) Provides energy services and develops, owns and operates energy facilities around the world. The Company is involved in electric and gas utility operations, electric power operations and oil and gas exploration.

10. Atmel Corp. (1.8%) Designs, develops, manufactures and markets various non-volatile memory and logic integrated circuits using proprietary technology. The Company's devices are used in products for telecommunications, computers, networking, image processing, industrial and military applications and avionics.

Top 10 equity holdings comprised 25.6% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA CAPITAL GROWTH FUND
As of October 31, 1999 (Unaudited)

Average Annual Total Returns

                           1 Year        5 Years       10 Years
----------------------------------------------------------------
 Class A Shares
  Without Sales Charge     14.30%        14.50%        15.93%
  With Sales Charge         7.73%        13.15%        15.25%
----------------------------------------------------------------
 Class B Shares
  Without CDSC             13.71%        13.93%        15.59%
  With CDSC                 8.71%        13.70%        15.59%
----------------------------------------------------------------
 Class C Shares
  Without CDSC             13.81%        13.75%        15.50%
  With CDSC                12.81%        13.75%        15.50%
----------------------------------------------------------------
 Class I Shares            14.71%        14.83%        16.10%
----------------------------------------------------------------

10-Year Performance (10/31/89 to 10/31/99)

[Line Chart Data]

          Chase Vista
          Capital             Russell 2000        S&P MidCap          Lipper Mid-Cap
          Growth Fund         Index               400 Index           Value Average
10/31/89   9425               10000               10000               10000
1990       7717                7271                8660                8367
1991      13888               11533               13952               12050
1992      15858               12629               15460               13331
1993      19989               16169               18372               16195
1994      21007               16661               19235               17057
1995      23922               19719               23315               19831
1996      29060               23004               27360               23792
1997      36748               29754               36298               31235
1998      36160               26227               38734               29395
1999      41328               30125               46896               31771

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 2% for the five-year period and 0% for the 10-year period. Class C Shares CDSC: 1% for the one-year period, 0% thereafter.

The Fund commenced operations on 9/23/87. Class B, C and I Shares were introduced on 11/4/93, 1/2/98 and 1/25/96, respectively. Performance is based on historical expenses of the predecessor Class A Shares, which are lower than the expenses for Class B and C Shares and higher than Class I Shares. The Fund is currently waiving fees. The waiver may be terminated, which would reduce performance.

Chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the unmanaged average and indices does not include sales charges, but includes reinvestment of all distributions. The Russell 2000 Index tracks the shares of 2,000 small-capitalization companies. The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Lipper Mid-Cap Value Average consists of mid-cap value funds. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------
CHASE VISTA LARGE CAP EQUITY FUND
As of October 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed

Chase Vista Large Cap Equity Fund, which seeks to provide capital growth through a portfolio of large cap common stocks, provided shareholders with a total return of 14.96% (Class A Shares, without sales charge) for the year ended October 31, 1999. This compares to 17.60% for the Lipper Large Cap Value Average and 25.66% for the S&P 500 Index, the Fund's benchmark.

How the Fund Was Managed

The Fund's emphasis on large capitalization names served it well during the period, although its value style proved a significant drag on performance in the second half. Continuing the trend of recent years, large capitalization stocks registered bigger gains than small- and mid-cap companies. Value stocks did not, however, perform as well as growth.

Much of the Fund's rise occurred in the first six months, when it rose 19.01%. Relief that economic growth had not been damaged by the turmoil affecting emerging markets and parts of Asia drove equities higher during that period. In the second six months, a sustained rise in interest rates across the yield curve held much of the equity market within a trading range. Stock price rises were limited to an ever-shrinking number of blue chip and technology stocks.

The Fund was underweight in technology stocks as compared to the benchmark, and moved sideways over much of the summer. Further, it did not own some of the blue chip names like Microsoft and General Electric that led the market. Among the worst performing companies in the portfolio were Health South, Office Depot and Waste Management. All revealed disappointing earnings in the quarter.

The portfolio is currently undergoing restructuring to give it a more conventional value style. A number of stocks regarded as holding little promise of recovery have been sold. Names that have been added include American Express, AIG, Citigroup, DuPont, Fannie Mae, Exxon and Royal Dutch.

Where the Fund May Be Headed

The Fund's outlook depends on future inflation and interest rates. To date, the Fund has risen with the large capitalization companies in which it has invested. Stock picking will be a major contributor to performance. The manager is positioning the Fund in companies with market leadership credentials. It focuses on companies with strong earnings and high levels of profitability as well as positive industry characteristics. The manager believes the Fund is well positioned in the current market environment.

CHASE VISTA LARGE CAP EQUITY FUND
As of October 31, 1999 (Unaudited)

Percentage of Total Portfolio Investments

[Pie Chart Graphic]

Financial                                 (21.2%)
Technology                                (17.6%)
Consumer Cyclicals                        (16.9%)
Energy                                    (13.8%)
Utilities                                  (9.2%)
Capital Goods                              (5.9%)
Basic Materials                            (4.9%)
Consumer Staples                           (3.6%)
Cash Equivalent & Short Term Paper         (3.2%)
Health Care                                (3.0%)
Transportation                             (0.7%)

Top Ten Equity Holdings of the Portfolio

1. Exxon Corp. (3.6%) Explores for and produces crude oil and natural gas, manufactures petroleum products, and transports and sells crude oil.

2. American International Group (3.3%) Writes property and casualty insurance and life insurance, and provides a variety of insurance and insurance-related services through its subsidiaries in the U.S. and overseas.

3. Citigroup, Inc. (3.3%) A diversified financial services holding company that provides investment banking, retail brokerage, corporate banking and cash management products and services around the world.

4. Royal Dutch Petroleum Co. (2.6%) Involved in all phases of the petroleum and petrochemicals industries from exploration to final processing, delivery and marketing.

5. Wal-Mart Stores, Inc. (2.3%) Operates discount stores and Supercenters as well as Sam's Clubs which offer apparel, housewares, small appliances, electronics and hardware. Wal-Mart operates in the United States, Canada, Argentina, Brazil, Germany, Mexico and Puerto Rico, and is involved in joint ventures in China and Korea.

6. Texas Instruments, Inc. (1.8%) Provides semiconductor products as well as designs and supplies digital signal processing and analog technologies.

7. Altera Corp. (1.8%) Designs, manufactures and markets programmable logic devices and associated development tools. Programmable logic devices are semiconductor integrated circuits that offer on-site programmability to customers.

8. Coastal Corp. (1.7%) Gathers, markets, processes, stores and transmits gas, as well as refines, markets and distributes petroleum and chemicals.

9. Applied Materials, Inc. (1.5%) Develops, manufactures, markets and services semiconductor wafer fabrication equipment and related spare parts for the worldwide semiconductor industry.

10. Chevron Corp. (1.5%) Explores for, develops and produces crude oil and natural gas. The Company also refines crude oil into finished petroleum products, as well as markets and transports crude oil, natural gas and petroleum products.

Top 10 equity holdings comprised 23.4% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA LARGE CAP EQUITY FUND
As of October 31, 1999 (Unaudited)

Average Annual Total Returns

                                                            Since
                                                        Inception
                           1 Year        5 Years       (11/30/90)
----------------------------------------------------------------------
 Class A Shares
  Without Sales Charge     14.96%        21.11%            17.29%
  With Sales Charge         8.35%        19.69%            16.51%
----------------------------------------------------------------------
 Class B Shares
  Without CDSC             14.38%        20.76%            17.10%
  With CDSC                 9.38%        20.57%            17.10%
----------------------------------------------------------------------
 Class C Shares
  Without CDSC             14.04%        20.69%            17.06%
  With CDSC                13.04%        20.69%            17.06%
----------------------------------------------------------------------
 Class I Shares            15.37%        21.60%            17.55%
----------------------------------------------------------------------

Life of Fund Performance (11/30/90 to 10/31/99)

[Line Chart Data]

          Chase Vista Large                            Lipper Large Cap
          Cap Equity Fund          S&P 500 Index       Value Average
11/30/90  10000                    10000               10000
1991      12496                    12532               12648
1992      13643                    13779               13703
1993      15244                    15835               16023
1994      15908                    16446               16451
1995      19156                    20787               20029
1996      24074                    25788               24553
1997      31661                    34060               31455
1998      36674                    41554               35888
1999      42300                    52217               42176

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 2% for the five-year period and 0% for the period since inception. Class C Shares CDSC: 1% for the one-year period, 0% thereafter.

The Fund commenced operations on 11/30/90. Class A, B and C Shares were introduced on 5/8/96, 5/7/96 and 11/11/98, respectively. Performance is based on historical expenses of the predecessor Class I Shares, which are lower than the expenses for Class A, B and C Shares. The Fund is currently waiving fees. The waiver may be terminated, which would reduce performance.

Chart illustrates comparative performance of $10,000 (Class I), assumes reinvestment of all distributions and does not include a sales charge. Performance of the unmanaged average and indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large Cap Value Average consists of large-cap value funds. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------
CHASE VISTA FOCUS FUND
As of October 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed

Chase Vista Focus Fund, which seeks capital growth through a limited number of common stocks, had a total return of 4.67% (Class A Shares, without sales charge) for the year ended October 31, 1999. This compares to 26.12% for the Lipper Large Cap Core Average and 25.66% for the S&P 500 Index, the Fund's benchmark.

How the Fund Was Managed

The Fund had a reasonably strong first six months, only to fall back in the second half of the 12-month period. In the first half, many of its holdings rose in the wake of the Federal Reserve Board's interest rate cuts in the fall, and after posting strong corporate earnings. A number of financial and technology stocks did particularly well.

Over the course of the summer, however, some key holdings reported disappointing earnings and fell sharply. Among the worst hit were Bank One, Health South and Office Depot. IBM also suffered from earnings below expectations--although not to such an extreme extent--and Philip Morris was hurt by further news regarding tobacco legislation.

The discrepancy between the performance in the first and second halves was marked. In the first period, the Fund rose 11.48%, but in the second it fell 6.81%.

By early September, the entire portfolio was repositioned. It will continue to hold just 25 stocks, but will concentrate on those issues that are likely to outperform over the short to medium term. The number of technology stocks was increased, and the number of financial issues decreased. Several stocks were added, including Microsoft, Intel, EMC, Cisco Systems and America Online.

The number of healthcare stocks was also increased. Further, many of the remaining financials were rotated into names that offer strong possibilities for capital appreciation.

Where the Fund May Be Headed

The Fund will remain invested in the 25 most attractive stocks that the manager can identify. In the fall of 1999, the characteristics the manager looks for have mainly been found among technology stocks, and so the Fund has been overweight in this sector. Should other areas of the market become more attractive, the Fund will reduce its technology holdings and invest in these sectors.

CHASE VISTA FOCUS FUND
As of October 31, 1999 (Unaudited)

Percentage of Total Portfolio Investments

[Pie Chart Graphic]

Technology                                (39.0%)
Consumer Cyclicals                        (19.6%)
Financial                                 (15.7%)
Capital Goods                              (9.4%)
Utilities                                  (8.3%)
Health Care                                (7.7%)
Cash Equivalent & Short Term Paper         (0.3%)

Top Ten Equity Holdings of the Portfolio

1. America Online, Inc. (5.6%) Provides interactive communications and services through its America Online and CompuServe worldwide Internet online services.

2. Citigroup, Inc. (5.1%) A diversified financial services holding company that provides investment banking, retail brokerage, corporate banking and cash management products and services around the world.

3. Morgan Stanley Dean Witter & Co. (5.0%) Provides financial and investment products and services worldwide, including securities investment, asset management, credit card and transaction services.

4. Applied Materials, Inc. (4.7%) Develops, manufactures, markets and services semiconductor wafer fabrication equipment and related spare parts for the worldwide semiconductor industry.

5. General Electric Co. (4.7%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. General Electric also owns the National Broadcasting Company.

6. EMC Corp. (4.4%) With offices all around the world, EMC provides enterprise storage systems, software, networks and services. The Company's products store, retrieve, manage, protect and share information from all major computing environments.

7. Cisco Systems, Inc. (4.3%) Supplies data networking products to the corporate enterprise and public wide area service provider markets. Products include routers, LAN switches, frame relay/ATM and remote access concentrators.

8. MCI WorldCom, Inc. (4.3%) Provides local, long distance, Internet, data and international communications services.

9. Motorola, Inc. (4.1%) Offers software-enhanced wireless telephones, two-way radios, messaging and satellite communications products and systems, as well as networking and Internet-access products.

10. Microsoft Corp. (4.0%) Develops, manufactures, licenses, sells and supports software products. The Company offers operating system software, server application software, business and consumer application software, software development tools and Internet and intranet software. It also develops the MSN network of Internet products and services.

Top 10 equity holdings comprised 46.2% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA FOCUS FUND
As of October 31, 1999 (Unaudited)

Average Annual Total Returns

                                            Since
                                        Inception
                           1 Year       (6/30/98)
-------------------------------------------------------
 Class A Shares
  Without Sales Charge      4.67%          -1.21%
  With Sales Charge        -1.35%          -5.49%
-------------------------------------------------------
 Class B Shares
  Without CDSC              4.16%          -1.73%
  With CDSC                -0.84%          -4.68%
-------------------------------------------------------
 Class C Shares
  Without CDSC              4.05%          -1.80%
  With CDSC                 3.05%          -1.80%
-------------------------------------------------------
 Class I Shares             5.05%          -0.94%
-------------------------------------------------------

Life of Fund Performance (6/30/98 to 10/31/99)

[Line Chart Data]

          Chase Vista                                  Lipper Large Cap
          Focus Fund               S&P 500 Index       Core Average
6/98      9425                     10000               10000
10/98     8858                      9738                9532
10/99     9273                     12236               11964

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 4% for the period since inception. Class C Shares CDSC: 1% for the one-year period, 0% thereafter.

The Fund commenced operations on 6/30/98. All Share Classes were introduced on 6/30/98.

The Fund is currently waiving fees. The waiver may be terminated, which would reduce performance.

Chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the unmanaged average and indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large Cap Core Average consists of funds that invest in both growth and value stocks. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------
CHASE VISTA EQUITY INCOME FUND
As of October 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed

Chase Vista Equity Income Fund, which seeks to provide current income plus opportunities for capital growth by investing primarily in income-generating securities, had a total return of 11.92% (Class A Shares, without sales charge) for the year ended October 31, 1999. This compares to 9.56% for the Lipper Equity Income Funds Average and 25.66% for the S&P 500 Index, the Fund's benchmark.

How the Fund Was Managed

The Fund rose with the buoyant equity market. Much of the Fund's rise came in the first half of the period, when there was a broad-based market rally following the Federal Reserve Board's rate cuts in the fall of 1998. This coincided with strong corporate earnings reports and a realization that the economy was in robust shape.

The Fund benefited in the first half from high exposure to Real Estate Investment Trusts (REITs), which rallied in the period. Financial stocks rallied in response to merger and acquisition activity, and energy stocks rose with higher oil prices. Further, Sunstrand, one of the largest capital goods holdings, was taken over by United Technologies.

In the second half, however, much of the market was mired in a trading range as the Federal Reserve Board reversed most of its 1998 rate cuts and inflationary fears resurfaced. Yields rose across the yield curve, and the market became nervous about valuations for all but the most dynamic growth stocks. The portfolio actually reversed some of its earlier gains during this period.

The portfolio is currently being reorganized to bring its sector weightings into closer alignment with those of its benchmark. Many new names are being added, including DuPont, American Express, American International Group (AIG), Citigroup, Abbott Laboratories, Bristol-Myers Squibb, IBM, Microsoft and Home Depot. Those stocks with little medium-term prospect of any improvement in earnings have been removed.

Where the Fund May Be Headed

The Fund will be managed in a conservative fashion intended to cushion the impact of market volatility. It will invest in conservatively managed companies with diversified businesses that offer some protection from economic uncertainty. The intention is to create a portfolio of stocks with a roughly 85% exposure to the S&P 500 Index, seeking to capture at least 85% of any rise, but no more than 85% of any fall.

CHASE VISTA EQUITY INCOME FUND
As of October 31, 1999 (Unaudited)

Percentage of Total Portfolio Investments

[Pie Chart Graphic]

Technology                                (23.3%)
Financial                                 (19.1%)
Consumer Cyclicals                        (14.7%)
Utilities                                 (12.1%)
Energy                                     (8.7%)
Health Care                                (6.8%)
Basic Materials                            (5.8%)
Capital Goods                              (5.1%)
Consumer Staples                           (3.4%)
Real Estate                                (1.0%)

Top Ten Equity Holdings of the Portfolio

1. Freddie Mac (4.4%) Supplies lenders with the money to make mortgages and packages them into marketable securities.

2. General Electric Co. (4.2%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. General Electric also owns the National Broadcasting Company.

3. GTE Corp. (3.8%) Provides government and defense communication systems and equipment, aircraft passenger telecommunications, and directories and telecommunications-based information services.

4. IBM Corp. (3.7%) Provides technologies, systems, products, services, software and financing. The Company offers its products through its global sales and distribution organization, as well as through a variety of third party distributors and resellers.

5. American International Group (3.6%) A company that writes property and casualty insurance and life insurance, and provides a variety of insurance and insurance-related services through its subsidiaries in the U.S. and overseas.

6. Citigroup, Inc. (3.5%) A diversified financial services holding company that provides investment banking, retail brokerage, corporate banking and cash management products and services around the world.

7. Intel Corp. (3.5%) Designs, manufactures and sells computer components and related products. Major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communications products, system management software, conferencing products and digital imaging products.

8. AT&T--Liberty Media Group, Class A (3.2%) Holds interest in numerous globally branded entertainment networks such as "Discovery Channel" and "USA." Assets also include interests in international video businesses, international telephony and domestic wireless, plant and equipment manufacturers and other businesses related to broadband services.

9. Texas Instruments, Inc. (2.6%) Provides semiconductor products as well as designs and supplies digital signal processing and analog technologies.

10. Exxon Corp. (2.6%) Explores for and produces crude oil and natural gas, manufactures petroleum products, and transports and sells crude oil.

Top 10 equity holdings comprised 35.1% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA EQUITY INCOME FUND
As of October 31, 1999 (Unaudited)

Average Annual Total Returns

                                                           Since
                                                       Inception
                           1 Year        5 Years       (7/15/93)
----------------------------------------------------------------------
 Class A Shares
  Without Sales Charge     11.92%        19.61%           16.09%
  With Sales Charge         5.48%        18.20%           15.00%
----------------------------------------------------------------------
 Class B Shares
  Without CDSC             11.31%        19.13%           15.72%
  With CDSC                 6.31%        18.93%           15.72%
----------------------------------------------------------------------
 Class C Shares
  Without CDSC             11.35%        19.15%           15.73%
  With CDSC                10.35%        19.15%           15.73%
----------------------------------------------------------------------

Life of Fund Performance (7/15/93 to 10/31/99)

[Line Chart Data]

          Chase Vista Equity                           Lipper Equity Income
          Income Fund              S&P 500 Index       Funds Average
7/15/93    9425                    10000               10000
11/93      9983                    10470               10562
1994       9847                    10874               10750
1995      11615                    13744               12704
1996      15076                    17050               15385
1997      20149                    22520               19513
1998      21542                    27475               21440
1999      24111                    34525               23472

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 2% for the five-year period and 1% for the period since inception. Class C Shares CDSC: 1% for the one-year period, 0% thereafter.

The Fund commenced operations on 7/15/93. Class B and C Shares were introduced on 5/7/96 and 1/8/98, respectively. Performance is based on historical expenses of the predecessor Class A Shares, which are lower than the expenses for Class B and C Shares.

Chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the unmanaged average and indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Equity Income Funds Average consists of funds that invest in dividend-paying equity securities. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------
CHASE VISTA SMALL CAP OPPORTUNITIES FUND
As of October 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed

Chase Vista Small Cap Opportunities Fund, which seeks to provide capital growth by investing in small cap common stocks, had a total return of 24.94% (Class A Shares, without sales charge) for year ended October 31, 1999. This compares to 46.28% for the Lipper Small Cap Growth Average and 16.93% for the S&P/Barra SmallCap 600 Growth Index, the Fund's benchmark.

How the Fund Was Managed

The Fund benefited from its growth bias in a period when growth stocks led the market. Although small company stocks tended to underperform their larger brethren, small growth stocks still profited from the investor community's partiality for companies with superior growth prospects.

In general, the market environment was positive for equities, although the strongest rises came in the first six months. The market rallied in the fall of 1998 as it became evident that the Federal Reserve Board's interest rate cuts had succeeded in protecting the U.S. economy from weakness in emerging markets and parts of Asia.

Technology names did well for most of the period. Among them were semiconductor companies like Lam Research and software companies such as TSI International. Media and broadcast companies like Westwood One and Hispanic Broadcasting also performed well. In addition, the Fund bought a number of IPOs, which performed well.

The Fund is currently being repositioned to bring its sector weightings more into line with those of its benchmark. The technology, healthcare and capital goods sector weightings are being increased. As a general theme, the new healthcare and capital goods stock picks tend to be technology orientated. The weighting accorded to financials is being reduced.

Where the Fund May Be Headed

Prospects for the Fund look relatively bright as the earnings growth for smaller companies is forecast to exceed that of large stocks for the first time in 18 months during the fourth quarter of 1999.

CHASE VISTA SMALL CAP OPPORTUNITIES FUND
As of October 31, 1999 (Unaudited)

Percentage of Total Portfolio Investments

[Pie Chart Graphic]

Technology                                (27.1%)
Consumer Cyclicals                        (24.9%)
Health Care                               (15.1%)
Cash Equivalent & Short-Term Paper        (10.1%)
Financial                                  (6.7%)
Capital Goods                              (4.3%)
Utilities                                  (3.4%)
Energy                                     (3.3%)
Transportation                             (2.2%)
Consumer Staples                           (1.5%)
Basic Materials                            (1.1%)
Real Estate                                (0.3%)

Top Ten Equity Holdings of the Portfolio

1. Microchip Technology, Inc. (2.2%) A supplier of field programmable eight-bit microcontrollers and related specialty memory products for high-volume embedded control applications.

2. Lam Research Corp. (1.9%) Manufactures, markets and services semiconductor processing equipment used in the making of integrated circuits. The Company's products are used to deposit special films on a silicon wafer and etch away portions of various films to create a circuit design.

3. Hooper Holmes, Inc. (1.8%) Provides medical and other underwriting information on insurance policy applicants to the life and health insurance industry.

4. Station Casinos, Inc. (1.6%) Owns and operates gaming facilities in Nevada and Missouri. The company's operations include Palace Station Hotel & Casino, the Boulder Station Hotel & Casino, Texas Station Gambling Hall & Hotel, Sunset Station Hotel & Casino, Station Casino St. Charles, Station Casino Kansas City and slot machine route management services.

5. Pinnacle Holdings, Inc. (1.6%) Provides wireless communications rental tower space. The Company's customers include wireless communications providers, operators of private agencies and government agencies.

6. AudioCodes Ltd. (1.6%) Designs, develops and markets enabling technologies and products for voice over package networks. The Company's product line includes a variety of signal processor chips, VoIP communication boards, communications software and custom modules for original equipment manufacturer customers.

7. Roberts Pharmaceutical Corp. (1.5%) Focuses on specialty pharmaceuticals in the therapeutic areas of gastroenterology, urology, oncology/hematology and cardiology/neurology.

8. Wild Oats Markets, Inc. (1.4%) Operates a natural foods supermarket chain in the United States. The Company currently operates stores under the Wild Oats Community Market, Alfalfa's Market, Beans, Grains & Things, Ideal Market, Oasis Fine Foods, Sunshine Grocery and Uptown Whole Foods. Wild Oats also operates Capers Whole Foods Markets in British Columbia, Canada.

9. Micros Systems, Inc. (1.4%) Designs, manufactures, markets and services application-specific software and hardware systems for the hospitality industry. The hospitality industry includes lodging, table service restaurants and entertainment venues.

10. Atmel Corp. (1.4%) Designs, develops, manufactures and markets various non-volatile memory and logic integrated circuits using proprietary technology. The Company's devices are used in products for telecommunications, computers, networking, image processing, industrial and military applications and avionics.

Top 10 equity holdings comprised 16.4% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA SMALL CAP OPPORTUNITIES FUND
As of October 31, 1999 (Unaudited)

Average Annual Total Returns

                                             Since
                                         Inception
                           1 Year        (5/19/97)
-------------------------------------------------------
 Class A Shares
  Without Sales Charge     24.94%           21.07%
  With Sales Charge        17.76%           18.18%
-------------------------------------------------------
 Class B Shares
  Without CDSC             23.99%           20.23%
  With CDSC                18.99%           19.29%
-------------------------------------------------------
 Class C Shares
  Without CDSC             23.93%           20.17%
  With CDSC                22.93%           20.17%
-------------------------------------------------------
 Class I Shares            24.94%           21.07%
-------------------------------------------------------

Life of Fund Performance (5/19/97 to 10/31/99)

[Line Chart Data]

          Chase Vista                             S&P/Barra
          Small Cap           Russell 2000        SmallCap 600        Lipper Small Cap
          Opportunities Fund  Index               Growth Index        Growth Average
5/19/97    9425               10000               10000               10000
10/97     13054               12728               12978               13514
1998      12054               11220               11332               11684
1999      15061               12887               14273               16799

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period and 4% for the period since inception. Class C Shares CDSC: 1% for the one-year period and 0% for the period since inception.

The Fund commenced operations on 5/19/97. Class A and B Shares were introduced on 5/19/97. Class C and I Shares were introduced on 1/7/98 and 4/5/99, respectively. Performance is based on historical expenses of the predecessor Class A Shares, which are lower than the expenses for Class B and C Shares and higher than Class I Shares.

The Fund is currently waiving fees. The waiver may be terminated, which would reduce performance.

Chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the unmanaged average and indices does not include sales charges, but includes reinvestment of all distributions. The Russell 2000 Index tracks the shares of 2,000 small-capitalization companies. The S&P/Barra SmallCap 600 Index is a capitalization-weighted index of all the stocks in the S&P SmallCap 600 Index with high price-to-book ratios. The Lipper Small Cap Growth Average consists of funds that invest in small capitalization stocks. Small company stocks involve more price volatility, which can lead to a higher degree of risk. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------
CHASE VISTA SMALL CAP EQUITY FUND
As of October 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed

Chase Vista Small Cap Equity Fund, which seeks to provide capital growth by investing in small cap common stocks, had a total return of 12.49% (Class A Shares, without sales charge) for the year ended October 31, 1999. This compares to 46.28% for the Lipper Small Cap Growth Average and 12.05% for the S&P SmallCap 600 Index, the Fund's benchmark.

How the Fund Was Managed

The Fund's performance was broadly in line with that of the small capitalization stock indices, although less than that of the large cap indices. Small companies continued to underperform their larger brethren as they have for the latter half of the 1990s. For the past few years, the prevailing characteristic of the equity market has been the ability of large companies to deliver the strongest earnings growth.

Most of the Fund's returns were achieved in the first six months, when there was a broad-based market rally following the Federal Reserve's interest rate reductions in the fall of 1998. In the second six-month period, many stocks were trapped in a trading range by rising interest rates and related fears of inflation. The Fund made a positive return nonetheless, partly as a result of its holdings in growth stocks.

There was a particularly heavy weighting in semiconductor stocks, which performed well as chip prices rose in response to a supply/demand squeeze in the late summer and fall of 1999. Semiconductor holdings included Microchip Technology, PMCC Sierra and Semtech. Other technology stocks that performed well included JDS Uniphase and Harmonic Lightwave Inc. Another strong performer was Westwood One, the broadcast and media company.

But there was disappointing price performance from a number of industrial and basic materials companies. Names like AK Steel and Chesapeake proved a drag on performance.

The Fund is currently undergoing a shift in style from growth to a blend of growth and value. As a result, there are some ongoing changes in its composition. The manager has reduced the weighting in financial stocks and plans to reduce the technology names. The weighting in health care and capital goods sectors is being raised, although priority is being given to stocks in these sectors with technological advantages.

Where the Fund May Be Headed

Prospects for the Fund look relatively bright as the earnings growth for smaller companies is forecast to exceed that of large stocks for the first time in 18 months during the fourth quarter of 1999.

CHASE VISTA SMALL CAP EQUITY FUND
As of October 31, 1999 (Unaudited)

Percentage of Total Portfolio Investments

[Pie Chart Graphic]

Technology                                (28.3%)
Consumer Cyclicals                        (25.8%)
Health Care                               (11.8%)
Financial                                  (7.5%)
Energy                                     (6.3%)
Cash Equivalent & Short-Term Paper         (6.0%)
Capital Goods                              (4.4%)
Utilities                                  (3.2%)
Basic Materials                            (3.1%)
Real Estate                                (1.6%)
Transportation                             (1.3%)
Consumer Staples                           (0.7%)

Top Ten Equity Holdings of the Portfolio

1. Microchip Technology, Inc. (2.3%) A supplier of field programmable eight-bit microcontrollers and related specialty memory products for high-volume embedded control applications.

2. Lam Research Corp. (2.0%) Manufactures, markets and services semiconductor processing equipment used in the making of integrated circuits. The Company's products are used to deposit special films on a silicon wafer and etch away portions of various films to create a circuit design.

3. Atmel Corp. (1.7%) Designs, develops, manufactures and markets various non-volatile memory and logic integrated circuits using proprietary technology. The Company's devices are used in products for telecommunications, computers, networking, image processing, industrial and military applications and avionics.

4. Station Casinos, Inc. (1.7%) Owns and operates gaming facilities in Nevada and Missouri. The company's operations include Palace Station Hotel & Casino, the Boulder Station Hotel & Casino, Texas Station Gambling Hall & Hotel, Sunset Station Hotel & Casino, Station Casino St. Charles, Station Casino Kansas City and slot machine route management services.

5. Lamar Advertising Co. (1.7%) Owns and operates outdoor advertising structures in the United States. The Company provides poster and bulletin displays as well as logo signs. Lamar also operates tourism signage franchises in the United States and Canada.

6. Micros Systems, Inc. (1.5%) Designs, manufactures, markets and services application-specific software and hardware systems for the hospitality industry. The hospitality industry includes lodging, table service restaurants and entertainment venues.

7. Molecular Devices Corp. (1.4%) Designs, develops, manufactures and markets bioanalytical measurement systems, including software and consumables. The Company's products are designed to accelerate and improve the cost effectiveness of the drug discovery and development process.

8. Semtech Corp. (1.4%) Designs, manufactures and markets a wide range of analog and mixed-signal semiconductors, including integrated circuits, discrete circuits and assembly products. The Company's devices are used in computer, communications, industrial, military-aerospace and automotive applications.

9. Rational Software Corp. (1.4%) Develops and markets a wide variety of software development tools, services and software engineering best practices. The Company's products and services help organizations develop and deploy Web, e-business, enterprise-wide, technical and embedded software.

10. BJ Services Co. (1.3%) Provides pressure pumping and other oilfield services for the petroleum industry.

Top 10 equity holdings comprised 16.4% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA SMALL CAP EQUITY FUND
As of October 31, 1999 (Unaudited)

Average Annual Total Returns

                                              Since
                                          Inception
                           1 Year        (12/20/94)
-------------------------------------------------------
 Class A Shares
  Without Sales Charge     12.49%            20.09%
  With Sales Charge         6.03%            18.64%
-------------------------------------------------------
 Class B Shares
  Without CDSC             11.69%            19.27%
  With CDSC                 6.69%            19.06%
-------------------------------------------------------
 Class I Shares            13.06%            20.44%
-------------------------------------------------------

Life of Fund Performance (12/20/94 to 10/31/99)

[Line Chart Data]

          Chase Vista                             S&P
          Small Cap           Russell 2000        SmallCap            Lipper Small Cap
          Equity Fund         Index               600 Index           Growth Average
12/20/94   9425               10000               10000               10000
1995      14255               12334               12597               13198
1996      18397               14388               15174               16388
1997      22924               18610               20026               19922
1998      20417               16404               17811               17223
1999      22973               18842               19955               24764

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, and 3% for the period since inception.

The Fund commenced operations on 12/20/94. Class B and I Shares were introduced on 3/28/95 and 5/7/96, respectively. Performance is based on historical expenses of the predecessor Class A Shares, which are lower than the expenses for Class B and higher than Class I Shares.

The Fund is currently waiving fees. The waiver may be terminated, which would reduce performance.

Chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the unmanaged average and indices does not include sales charges, but includes reinvestment of all distributions. The Russell 2000 Index tracks the shares of 2,000 small-capitalization companies. The S&P SmallCap 600 Index includes 600 stocks of small U.S. companies chosen for market size, liquidity and industry group representation. The Lipper Small Cap Growth Average consists of funds that invest in small capitalization stocks. Small company stocks involve more price volatility, which can lead to a higher degree of risk. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------
CHASE VISTA BALANCED FUND
As of October 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed

Chase Vista Balanced Fund, which seeks to provide capital growth plus current income by investing in a portfolio of high-quality stocks, bonds and convertible securities, had a total return of 11.71% (Class A Shares, without sales charge) for the year ended October 31, 1999. This compares to 11.32% for the Lipper Balanced Funds Average and -0.66% for the Lehman Gov't./ Corp. Index, the Fund's benchmark.

How the Fund Was Managed

The Fund's exposure to equities boosted returns, as many large technology companies and blue chip growth stocks posted strong returns. In the second half of the period, however, growing worries regarding inflationary forces dampened Fund returns. Not only did this slow the momentum of equity markets, but it also led to a fall in the price of Treasury and other fixed income securities.

Equity holdings were the chief drivers of performance. Companies like Microsoft, Intel, Dell Computer, General Electric and Proctor & Gamble provided strong returns for much of the 12 months. These stocks continued to move higher even during the May through September period when inflation jitters caused the broad-based equity indices to move sideways. Such nervousness caused the investing community to treat disappointments harshly. One holding, discount broker Charles Schwab, fell sharply after warning that profit margins might deteriorate.

Fixed-income holdings avoided losses in a difficult environment. Bond prices slipped lower as the yield on the 30-year U.S. Treasury bond rose from 5.15% to 6.15% over the Fund's financial year. The Federal Reserve tightened rates twice in the period--at the end of June and again in August. After the period ended, the Fed raised the Federal Funds rate to 5.5% on November 16, 1999.

Your management team generally evaded falls in bond prices chiefly through active management of 'duration'. Shorter duration bonds (with shorter times until maturity) are less sensitive to changes in inflationary expectations, and are the best place to be in a rising rate environment. After taking advantage of the rally in Treasuries early in the reporting period by having longer-than-benchmark duration, management continuously reduced duration. There was also a shift into non-Treasury bonds--including corporates, mortgage-backed and asset-backed securities--to take advantage of low valuations.

Where the Fund May Be Headed

The outlook depends to a large extent on future inflation and interest rates. A significant rise in inflation could halt the rally in large growth stocks, and have an adverse impact on bond prices. Otherwise, the rally in these stocks is likely to lose momentum over time and be replaced by a more broadly based move higher.

CHASE VISTA BALANCED FUND
As of October 31, 1999 (Unaudited)

Percentage of Total Portfolio Investments

[Pie Chart Graphic]

U.S. Treasury Security                    (19.1%)
Consumer Cyclicals                        (14.6%)
Technology                                (11.3%)
U.S. Government Agency Securities          (9.2%)
Utilities                                  (8.8%)
Financial                                  (8.4%)
Cash Equivalent & Short-Term Paper         (6.3%)
Energy                                     (4.7%)
Mortgage Backed Pass-Through Securities    (4.2%)
Health Care                                (3.1%)
Capital Goods                              (3.1%)
Basic Materials                            (2.8%)
Real Estate                                (2.0%)
Consumer Staples                           (1.7%)
Transportation                             (0.7%)

Top Ten Equity Holdings of the Portfolio

1. Sprint Corp. (1.1%) Provides telecommunications services. The Company's principal activities include long distance service, local service, product distribution and directory publishing activities. Sprint's other activities include emerging businesses, interest in international telecommunications companies and interest in an Internet service provider.

2. Texas Instruments, Inc. (0.9%) Provides semiconductor products as well as designs and supplies digital signal processing and analog technologies.

3. Citigroup, Inc. (0.9%) A diversified financial services holding company that provides investment banking, retail brokerage, corporate banking and cash management products and services around the world.

4. General Instrument Corp. (0.8%) Supplies digital and analog set-up terminals and systems for wired and wireless cable television network, hybrid fiber/coaxial network transmission systems used by television operators and digital satellite television systems.

5. BellSouth Corp. (0.8%) Through its two wholly-owned subsidiaries BellSouth Telecommunications, Inc. and BellSouth Enterprises, Inc., provides telecommunications services, systems and products.

6. Coastal Corp. (0.8%) Gathers, markets, processes, stores and transmits gas, as well as refines, markets and distributes petroleum and chemicals.

7. Ingersoll-Rand Co. (0.7%) Manufactures construction machinery and industrial equipment. The Company's products include air compressors, tools, pumps, bearings and automotive components.

8. Bank of America Corp. (0.7%) The holding company for Bank of America and NationsBank. Provides retail banking services, asset management, financial products, corporate finance, specialized finance, capital markets and financial services.

9. JDS Uniphase Corp. (0.7%) Provides advanced fiberoptic components and modules. The Company's products are sold to telecommunications and cable television system providers worldwide.

10. Microchip Technology, Inc. (0.7%) A supplier of field programmable eight-bit microcontrollers and related specialty memory products for high-volume embedded control applications.

Top 10 equity holdings comprised 8.1% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA BALANCED FUND
As of October 31, 1999 (Unaudited)

Average Annual Total Returns

                                                           Since
                                                       Inception
                           1 Year        5 Years       (11/4/92)
----------------------------------------------------------------------
 Class A Shares
  Without Sales Charge     11.71%        15.40%           13.65%
  With Sales Charge         5.28%        14.04%           12.69%
----------------------------------------------------------------------
 Class B Shares
  Without CDSC             10.88%        14.59%           12.94%
  With CDSC                 5.88%        14.36%           12.94%
----------------------------------------------------------------------
 Class C Shares
  Without CDSC             10.79%        14.58%           12.92%
  With CDSC                 9.79%        14.58%           12.92%
----------------------------------------------------------------------

Life of Fund Performance (11/4/92 to 10/31/99)

[Line Chart Data]

          Chase Vista         S&P                 Lipper Balanced     Lehman Aggregate    Lehman Gov't/
          Balanced Fund       500 Index           Funds Average       Bond Index          Corp. Index
11/4/92    9425               10000               10000               10000               10000
1993      11096               11492               11475               11224               11365
1994      11268               11935               11419               10811               10838
1995      13264               15086               13514               12504               12591
1996      15502               18715               15537               13233               13267
1997      18837               24719               18633               14412               14436
1998      20645               30158               20345               15755               15919
1999      23062               37896               22644               16152               15815

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 2% for the period since inception. Class C Shares CDSC: 1% for the one-year period, 0% thereafter.

The Fund commenced operations on 11/4/92. Class B and C Shares were introduced on 11/4/93 and 11/20/98, respectively. Performance is based on historical expenses of the predecessor Class A Shares, which are lower than the expenses for Class B and C Shares. The Fund is currently waiving fees. The waiver may be terminated, which would reduce performance.

Chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the unmanaged average and indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Balanced Funds Average consists of actively managed balanced mutual funds. The Lehman Aggregate Bond Index consists of the Lehman Gov't/Corp Index, the Mortgage-backed Securities Index. The Lehman Gov't/Corp. Index includes the government and corporate bond indices, including U.S. government and treasury agency securities, corporate and Yankee bonds. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------
CHASE VISTA LARGE CAP EQUITY FUND
Portfolio of Investments
--------------------------------------------------------------------------------

As of October 31, 1999
(Amounts in Thousands)

  Shares      Issuer                                                  Value
--------------------------------------------------------------------------------
  Long-Term Investments -- 96.4%
--------------------------------------------------------------------------------
              Common Stock -- 96.4%
              ---------------------
              Aerospace -- 3.7%
  48          AlliedSignal, Inc.                                     $2,733
  50          Boeing Co.                                              2,303
  55          General Dynamics Corp.                                  3,049
  20          United Technologies Corp.                               1,210
                                                                     ------
                                                                      9,295
              Automotive -- 2.0%
  49          Ford Motor Co.                                          2,672
  32          General Motors Corp.                                    2,262
                                                                     ------
                                                                      4,934
              Banking -- 6.6%
  27          Bank of America Corp.                                   1,706
  86          Bank of New York Co., Inc.                              3,595
  29          Bank One Corp.                                          1,078
  93          Firstar Corp.                                           2,739
  35          Fleet Boston Corp.                                      1,527
  70          UnionBanCal Corp.                                       3,041
  69          Wells Fargo Co.                                         3,279
                                                                     ------
                                                                     16,965
              Biotechnology -- 1.2%
  79          Monsanto Co.                                            3,057

              Broadcasting/Cable -- 3.4%
  60          AT&T- Liberty Media Group, Class A *                    2,381
  76          CBS Corp. *                                             3,710
  60          Comcast Corp., Class A                                  2,528
                                                                     ------
                                                                      8,619
              Chemicals -- 1.9%
  11          Dow Chemical Co.                                        1,313
  53          E.I. DuPont de Nemours Co.                              3,408
                                                                     ------
                                                                      4,721
              Computer Software -- 3.0%
  40          Computer Associates International, Inc.                 2,261
  54          Compuware Corp. *                                       1,488
  65          Novell, Inc. *                                          1,304
  54          Oracle Corp. *                                          2,544
                                                                     ------
                                                                      7,597
              Computers/Computer Hardware -- 3.0%
  25          Compaq Computer Corp.                                     475
  40          EMC Corp. *                                             2,919
  18          International Business Machines Corp.                   1,771
  23          Sun Microsystems, Inc.*                                 2,434
                                                                     ------
                                                                      7,599
              Construction Materials -- 1.1%
  90          Masco Corp.                                             2,745

              Consumer Products -- 1.1%
  47          Gillette Co.                                            1,716
  42          Philip Morris Companies, Inc.                           1,045
                                                                     ------
                                                                      2,761
              Diversified -- 2.2%
  21          General Electric Co.                                    2,789
  70          Tyco International LTD (Bermuda)                        2,795
                                                                     ------
                                                                      5,584

                       See notes to financial statements.

CHASE VISTA LARGE CAP EQUITY FUND
Portfolio of Investments (Continued)


As of October 31, 1999
(Amounts in Thousands)

Shares        Issuer                                                  Value
--------------------------------------------------------------------------------
  Long-Term Investments -- Continued
--------------------------------------------------------------------------------
              Electronics/Electrical Equipment -- 3.0%
   20         Johnson Controls, Inc.                                $ 1,215
   17         Motorola, Inc.                                          1,656
   51         Texas Instruments, Inc.                                 4,578
                                                                     ------
                                                                      7,449
              Financial Services -- 9.8%
   22         American Express Co.                                    3,419
   66         Associates First Capital Corp., Class A                 2,392
  152         Citigroup, Inc.                                         8,216
   46         Fannie Mae                                              3,233
   71         Freddie Mac                                             3,838
   60         MBNA Corp.                                              1,658
   19         Morgan Stanley Dean Witter & Co.                        2,096
                                                                     ------
                                                                     24,852
              Food/Beverage Products -- 3.6%
   24         Anheuser-Busch Companies, Inc.                          1,688
   53         Coca-Cola, Co.                                          3,144
   40         Pepsico, Inc.                                           1,388
   40         Quaker Oats Co.                                         2,807
                                                                     ------
                                                                      9,027
              Insurance -- 4.5%
   39         Allstate Corp.                                          1,116
   80         American International Group                            8,275
   24         Marsh & McLennan Companies                              1,898
                                                                     ------
                                                                     11,289
              Machinery & Engineering Equipment -- 2.3%
   43         Applied Materials, Inc. *                               3,862
   35         Ingersoll-Rand Co.                                      1,844
                                                                     ------
                                                                      5,706
              Metals/Mining -- 0.5%
   20         Alcoa, Inc.                                             1,227

              Multi-Media -- 2.0%
   49         The Walt Disney Co.                                     1,292
   29         Time Warner, Inc.                                       2,021
   40         Viacom, Inc., Class B *                                 1,786
                                                                     ------
                                                                      5,099
              Office/Business Equipment -- 0.3%
   25         Xerox Corp.                                               700

              Oil & Gas -- 13.7%
   24         BP Amoco PLC, ADR (United Kingdom)                      1,386
   42         Chevron Corp.                                           3,844
  102         Coastal Corp.                                           4,297
  123         Exxon Corp.                                             9,109
   50         Halliburton Co.                                         1,866
   38         Mobil Corp.                                             3,619
  109         Royal Dutch Petroleum Co., N.Y. Registered Shares
                      (Netherlands)                                   6,522
   28         Schlumberger LTD                                        1,696
   21         Texaco, Inc.                                            1,289
   30         Williams Companies, Inc.                                1,129
                                                                     ------
                                                                     34,757

                       See notes to financial statements.

CHASE VISTA LARGE CAP EQUITY FUND
Portfolio of Investments (Continued)


As of October 31, 1999
(Amounts in Thousands)

Shares        Issuer                                                  Value
--------------------------------------------------------------------------------
  Long-Term Investments -- Continued
--------------------------------------------------------------------------------
              Paper/Forest Products -- 2.5%
   35         International Paper Co.                              $  1,847
   37         Weyerhaeuser Co.                                        2,208
   53         Willamette Industries                                   2,203
                                                                    -------
                                                                      6,258
              Pharmaceuticals -- 1.8%
   43         Pharmacia & Upjohn, Inc.                                2,303
   45         Schering-Plough Corp.                                   2,228
                                                                    -------
                                                                      4,531
              Printing & Publishing -- 1.1%
   67         New York Times Co., Class A                             2,697

              Restaurants/Food Services -- 1.1%
   68         McDonald's Corp.                                        2,784

              Retailing -- 6.2%
   50         Dayton-Hudson Corp.                                     3,231
   45         Federated Department Stores *                           1,921
  163         Kroger Co. *                                            3,392
   35         Safeway, Inc. *                                         1,236
  103         Wal-Mart Stores, Inc.                                   5,839
                                                                    -------
                                                                     15,619
              Semi-Conductors -- 3.4%
   93         Altera Corp. *                                          4,498
   25         Intel Corp.                                             1,936
   30         Micron Technology, Inc. *                               2,139
                                                                    -------
                                                                      8,573
              Shipping/Transportation -- 0.7%
   30         Union Pacific Corp.                                     1,673

              Telecommunications -- 6.0%
   44         AT&T Corp.                                              2,054
   21         Bell Atlantic Corp.                                     1,364
   55         BellSouth Corp.                                         2,475
   40         GTE Corp.                                               3,000
   39         MCI WorldCom, Inc. *                                    3,303
   40         Sprint Corp.                                            2,973
                                                                    -------
                                                                     15,169
              Telecommunications Equipment -- 1.5%
   69         General Instrument Corp. *                              3,713

              Utilities -- 3.2%
   27         AES Corp. *                                             1,524
   51         FPL Group, Inc.                                         2,566
   50         PECO Energy Co.                                         1,909
   55         Unicom Corp.                                            2,107
                                                                    -------
                                                                      8,106
--------------------------------------------------------------------------------
              Total Long-Term Investments                           243,106
              (Cost $196,582)
--------------------------------------------------------------------------------

                       See notes to financial statements.

CHASE VISTA LARGE CAP EQUITY FUND
Portfolio of Investments (Continued)


As of October 31, 1999
(Amounts in Thousands)


Principal
Amount          Issuer                                                      Value
----------------------------------------------------------------------------------
  Short-Term Investments -- 3.2%
----------------------------------------------------------------------------------
                Repurchase Agreement -- 3.2%
                ----------------------------
  $8,074        Greenwich Capital Markets, Inc., 5.28%, due 11/01/99,
                 (Dated 10/29/99, Proceeds $8,078, Secured by FHLMC,
                 $8,478, 6.00% through 6.50%, due 09/01/14 through
                 08/01/28; Market Value $8,238)                           $  8,074
                (Cost $8,074)
----------------------------------------------------------------------------------
                Total Investments -- 99.6%                                $251,180
                (Cost $204,656)
----------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA FOCUS FUND
Portfolio of Investments
--------------------------------------------------------------------------------

As of October 31, 1999
(Amounts in Thousands)

Shares        Issuer                                                   Value
--------------------------------------------------------------------------------
  Long-Term Investments -- 100.4%
--------------------------------------------------------------------------------
              Common Stock -- 100.4%
              ----------------------
              Aerospace -- 3.9%
  40          Boeing Co.                                              $1,828
              Automotive -- 3.9%
  33          Ford Motor Co.                                           1,834
              Banking -- 3.7%
  27          Bank of America Corp.                                    1,754
              Biotechnology -- 3.8%
  23          Amgen, Inc. *                                            1,798
              Broadcasting/Cable -- 3.9%
  23          Clear Channel Communications *                           1,849
              Computer Networks -- 4.4%
  28          Cisco Systems, Inc. *                                    2,068
              Computer Software -- 4.1%
  21          Microsoft Corp. *                                        1,921
              Computers/Computer Hardware -- 7.5%
  29          EMC Corp. *                                              2,121
  15          International Business Machines Corp.                    1,441
                                                                      ------
                                                                       3,562
              Consumer Products -- 4.1%
  18          Procter & Gamble Co.                                     1,919
              Diversified -- 4.7%
  17          General Electric Co.                                     2,237
              Electronics/Electrical Equipment -- 4.1%
  20          Motorola, Inc.                                           1,949
              Financial Services -- 12.2%
  45          Citigroup, Inc.                                          2,435
  12          Merrill Lynch & Co.                                        934
  22          Morgan Stanley Dean Witter & Co.                         2,377
                                                                      ------
                                                                       5,746
              Internet Services/Software -- 7.8%
  15          Amazon.com, Inc. *                                       1,042
  21          America Online, Inc. *                                   2,671
                                                                      ------
                                                                       3,713
              Machinery & Engineering Equipment -- 4.7%
  25          Applied Materials, Inc. *                                2,245
              Multi-Media -- 3.9%
  42          Viacom, Inc., Class B *                                  1,864
              Pharmaceuticals -- 3.9%
  24          Bristol-Myers Squibb Co.                                 1,847
              Retailing -- 4.0%
  34          Wal-Mart Stores, Inc.                                    1,916
              Semi-Conductors -- 7.5%
  37          Altera Corp. *                                           1,814
  23          Intel Corp.                                              1,758
                                                                      ------
                                                                       3,572

                       See notes to financial statements.

CHASE VISTA FOCUS FUND
Portfolio of Investments (Continued)


As of October 31, 1999
(Amounts in Thousands)


Shares        Issuer                                                      Value
--------------------------------------------------------------------------------
  Long-Term Investments -- Continued
--------------------------------------------------------------------------------
              Telecommunications -- 8.3%
  25          GTE Corp.                                                  $ 1,875
  24          MCI WorldCom, Inc. *                                         2,060
                                                                          ------
                                                                           3,935
--------------------------------------------------------------------------------
              Total Long-Term Investments                                 47,557
              (Cost $43,401)
--------------------------------------------------------------------------------
  Short-Term Investments -- 0.3%
--------------------------------------------------------------------------------
  Principal
  Amount
--------------------------------------------------------------------------------
              Repurchase Agreement -- 0.3%
              ----------------------------
$121          Greenwich Capital Markets, Inc., 5.28%, due 11/01/99,
              (Dated 10/29/99, Proceeds $121, Secured by FNMA,
              $121, 6.94%, due 07/18/27; Market Value $124)                  121
              (Cost $121)
--------------------------------------------------------------------------------
              Total Investments -- 100.7%                                $47,678
              (Cost $43,522)
--------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
       CHASE VISTA EQUITY INCOME FUND
       Portfolio of Investments
--------------------------------------------------------------------------------

       As of October 31, 1999
       (Amounts in Thousands)

Shares        Issuer                                                  Value
--------------------------------------------------------------------------------
  Long-Term Investments -- 104.4%
--------------------------------------------------------------------------------
              Common Stock -- 103.0%
              ----------------------
              Aerospace -- 4.0%
  30          AlliedSignal, Inc.                                     $1,708
  30          Boeing Co.                                              1,382
  16          General Dynamics Corp.                                    887
                                                                     ------
                                                                      3,977
              Automotive -- 2.7%
  21          Ford Motor Co.                                          1,158
  22          General Motors Corp.                                    1,545
                                                                     ------
                                                                      2,703
              Banking -- 3.1%
  35          Bank of New York Co., Inc.                              1,457
  25          Firstar Corp.                                             734
  20          UnionBanCal Corp.                                         869
                                                                     ------
                                                                      3,060
              Biotechnology -- 1.3%
  35          Monsanto Co.                                            1,328
              Broadcasting/Cable -- 3.4%
  86          AT&T- Liberty Media Group, Class A *                    3,393
              Chemicals -- 2.9%
  11          Dow Chemical Co.                                        1,313
  24          E.I. DuPont de Nemours Co.                              1,559
                                                                     ------
                                                                      2,872
              Computer Software -- 5.6%
  42          Computer Associates International, Inc.                 2,373
  25          Microsoft Corp. *                                       2,333
  20          Oracle Corp. *                                            951
                                                                     ------
                                                                      5,657
              Computers/Computer Hardware -- 3.9%
  40          International Business Machines Corp.                   3,886
              Consumer Products -- 1.2%
  21          Gillette Co.                                              742
  20          Philip Morris Companies, Inc.                             502
                                                                     ------
                                                                      1,244
              Diversified -- 5.4%
  32          General Electric Co.                                    4,381
  25          Tyco International LTD (Bermuda)                          998
                                                                     ------
                                                                      5,379
              Electronics/Electrical Equipment -- 3.6%
   9          Motorola, Inc.                                            877
  30          Texas Instruments, Inc.                                 2,692
                                                                     ------
                                                                      3,569
              Financial Services -- 11.7%
  10          American Express Co.                                    1,555
  68          Citigroup, Inc.                                         3,702
  85          Freddie Mac                                             4,596
  18          Morgan Stanley Dean Witter & Co.                        1,986
                                                                     ------
                                                                     11,839
              Food/Beverage Products -- 3.5%
  20          Anheuser-Busch Companies, Inc.                          1,400
  23          Coca-Cola, Co.                                          1,369
  21          Pepsico, Inc.                                             739
                                                                     ------
                                                                      3,508

                       See notes to financial statements.

CHASE VISTA EQUITY INCOME FUND
Portfolio of Investments (Continued)


As of October 31, 1999
(Amounts in Thousands)

Shares        Issuer                                                   Value
--------------------------------------------------------------------------------
  Long-Term Investments -- Continued
--------------------------------------------------------------------------------
              Insurance -- 5.0%
  37          American International Group                          $  3,778
  16          Marsh & McLennan Companies                               1,265
                                                                     -------
                                                                       5,043
              Multi-Media -- 0.6%
  21          The Walt Disney Co.                                        562
              Oil & Gas -- 9.0%
  33          BP Amoco PLC, ADR (United Kingdom)                       1,917
  19          Chevron Corp.                                            1,690
  36          Exxon Corp.                                              2,682
  30          Royal Dutch Petroleum Co., N.Y. Registered Shares
              (Netherlands)                                            1,798
  17          Schlumberger LTD                                           999
                                                                     -------
                                                                       9,086
              Paper/Forest Products -- 3.2%
  15          International Paper Co.                                    810
  30          Weyerhaeuser Co.                                         1,791
  15          Willamette Industries                                      623
                                                                     -------
                                                                       3,224
              Pharmaceuticals -- 5.7%
  17          Abbot Laboratories                                         666
  17          Bristol-Myers Squibb Co.                                 1,336
  13          Johnson & Johnson                                        1,361
  12          Merck & Co., Inc.                                          955
  19          Pfizer, Inc.                                               747
  13          Schering-Plough Corp.                                      644
                                                                     -------
                                                                       5,709
              Real Estate Investment Trust -- 1.0%
  57          Beacon Capital Partners, Inc. #                            752
   3          Beacon Capital Partners, Inc., Voting Trust #              247
                                                                     -------
                                                                         999
              Retailing -- 6.2%
  15          Federated Department Stores *                              640
  18          Home Depot, Inc.                                         1,329
  80          Kroger Co. *                                             1,665
  45          Wal-Mart Stores, Inc.                                    2,557
                                                                     -------
                                                                       6,191
              Semi-Conductors -- 7.3%
  25          Altera Corp. *                                           1,216
  63          Atmel Corp. *                                            2,433
  48          Intel Corp.                                              3,678
                                                                     -------
                                                                       7,327
              Telecommunications -- 7.8%
  26          BellSouth Corp.                                          1,170
  53          GTE Corp.                                                3,975
  52          SBC Communications, Inc.                                 2,649
                                                                     -------
                                                                       7,794
              Utilities -- 4.9%
  30          DQE, Inc.                                                1,198
  60          Northeast Utilities *                                    1,249
  35          Pinnacle West Capital Corp.                              1,283
  32          Unicom Corp.                                             1,226
                                                                     -------
                                                                       4,956
              --------------------------------------------------------------
              Total Common Stock                                     103,306
              (Cost $92,641)
              --------------------------------------------------------------

                       See notes to financial statements.

CHASE VISTA EQUITY INCOME FUND
Portfolio of Investments (Continued)


As of October 31, 1999
(Amounts in Thousands)

Shares        Issuer                                                  Value
--------------------------------------------------------------------------------
  Long-Term Investments -- Continued
--------------------------------------------------------------------------------
              Preferred Stock -- 1.4%
              -----------------------
              Multi-Media -- 1.4%
  50          News Corp. LTD, ADR, (Australia)                     $  1,378
              (Cost $1,623)
--------------------------------------------------------------------------------
              Total Investments -- 104.4%                          $104,684
              (Cost $94,264)
--------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
       CHASE VISTA SMALL CAP OPPORTUNITIES FUND
       Portfolio of Investments
--------------------------------------------------------------------------------


       As of October 31, 1999
       (Amounts in Thousands)


Shares        Issuer                                                   Value
--------------------------------------------------------------------------------
  Long-Term Investments -- 90.1%
--------------------------------------------------------------------------------
              Common Stock -- 90.1%
              ---------------------
              Advertising -- 1.6%
  31          Lamar Advertising Co. *                                 $1,687
  19          Outdoor Systems, Inc. *                                    798
                                                                      ------
                                                                       2,485
              Automotive -- 1.8%
  40          Lithia Motors, Inc., Class A *                             788
  30          O'Reilly Automotive, Inc. *                              1,308
  40          Tower Automotive, Inc. *                                   653
                                                                      ------
                                                                       2,749
              Banking -- 4.5%
  45          Amcore Financial, Inc.                                   1,063
  20          Cullen/Frost Bankers, Inc.                                 578
  42          Investors Financial Services Corp.                       1,554
  65          National Commerce Bancorp.                               1,625
  30          Telebanc Financial Corp. *                                 720
  16          U.S. Trust Corp.                                         1,298
                                                                      ------
                                                                       6,838
              Broadcasting/Cable -- 2.7%
  14          Hispanic Broadcasting Corp. *                            1,151
  35          Insight Communications *                                   827
  45          Salem Communications Corp., Class A *                    1,119
  22          Westwood One, Inc. *                                     1,033
                                                                      ------
                                                                       4,130
              Business Services -- 9.4%
  12          Abacus Direct Corp. *                                    1,758
  55          ACNielsen Corp. *                                        1,199
  40          Career Education Corp. *                                   880
  47          F.Y.I., Inc. *                                           1,563
  47          Iron Mountain, Inc. *                                    1,425
  68          Maximus, Inc. *                                          1,565
  61          Navigant Consulting Co. *                                1,742
  35          NCO Group, Inc. *                                        1,489
  33          Nova Corp./Georgia *                                       856
  25          Quanta Services, Inc. *                                    697
  60          United Rentals, Inc. *                                   1,108
                                                                      ------
                                                                      14,282
              Chemicals -- 1.1%
  58          Spartech Corp.                                           1,663
              Computer Networks -- 2.4%
  15          Black Box Corp. *                                          736
   3          Brocade Communications Systems *                           673
  46          Micros Systems, Inc. *                                   2,151
                                                                      ------
                                                                       3,560
              Computer Software -- 5.3%
  25          Advantage Learning Systems, Inc. *                         691
  43          CSG Systems International, Inc. *                        1,458
  26          Digex, Inc. *                                              744
   3          Intertrust Technologies Corp. *                            136
  40          Rational Software Corp. *                                1,710
  25          Remedy Corp. *                                           1,075
  20          Tibco Software, Inc. *                                     780
  60          TSI International Software LTD *                         1,440
                                                                      ------
                                                                       8,034

                       See notes to financial statements.

CHASE VISTA SMALL CAP OPPORTUNITIES FUND
Portfolio of Investments (Continued)


As of October 31, 1999
(Amounts in Thousands)

Shares        Issuer                                                  Value
--------------------------------------------------------------------------------
  Long-Term Investments -- Continued
--------------------------------------------------------------------------------
              Electronics/Electrical Equipment -- 6.3%
   46         PerkinElmer, Inc.                                      $1,861
   50         Microchip Technology, Inc. *                            3,331
   25         OAK Industries, Inc. *                                  1,025
   50         Varian, Inc. *                                            944
   64         Vishay Intertechnology, Inc. *                          1,562
   15         Waters Corp. *                                            786
                                                                     ------
                                                                      9,509
              Engineering Services -- 1.1%
   45         Jacobs Engineering Group, Inc. *                        1,598
              Entertainment/Leisure -- 2.9%
   50         Cinar Corp., Class B (Canada) *                           869
   20         Macrovision Corp. *                                     1,133
  100         Station Casinos, Inc. *                                 2,418
                                                                     ------
                                                                      4,420
              Environmental Services -- 0.4%
   42         Waste Connections, Inc. *                                 641
              Financial Services -- 0.9%
   75         Federated Investors, Class B                            1,294
              Food/Beverage Products -- 1.5%
   90         Aurora Foods, Inc. *                                    1,159
   44         Performance Food Group Co. *                            1,180
                                                                     ------
                                                                      2,339
              Health Care/Health Care Services -- 8.0%
   57         Cooper Companies, Inc.                                  1,430
   46         Datascope Corp. *                                       1,656
  107         Eclipse Surgical Technologies, Inc. *                     994
  100         Hooper Holmes, Inc.                                     2,688
   29         Impath, Inc. *                                            691
   40         MedQuist, Inc. *                                        1,280
   50         Novoste Corp. *                                           859
   34         ResMed, Inc. *                                          1,177
   65         Ventana Medical Systems *                               1,304
                                                                     ------
                                                                     12,079
              Insurance -- 1.3%
   50         Annuity and Life Re, LTD (Bermuda)                      1,175
   15         Arthur J. Gallagher & Co.                                 776
                                                                     ------
                                                                      1,951
              Internet Services/Software -- 0.5%
   15         Covad Communications Group, Inc. *                        720
    3         E-Stamp Corp. *                                            67
                                                                     ------
                                                                        787
              Machinery & Engineering Equipment -- 2.2%
   30         Cognex Corp. *                                            898
   22         Manitowoc Co.                                             666
   33         Zebra Technologies Corp., Class A *                     1,784
                                                                     ------
                                                                      3,348
              Manufacturing -- 1.0%
   40         Pentair, Inc.                                           1,505
              Oil & Gas -- 3.3%
   55         Helmerich & Payne                                       1,310
   50         Newfield Exploration Co. *                              1,472
   31         Stone Energy Corp. *                                    1,506
   60         Vintage Petroleum, Inc.                                   653
                                                                     ------
                                                                      4,941

                       See notes to financial statements.

CHASE VISTA SMALL CAP OPPORTUNITIES FUND
Portfolio of Investments (Continued)


As of October 31, 1999
(Amounts in Thousands)

Shares        Issuer                                                    Value
--------------------------------------------------------------------------------
  Long-Term Investments -- Continued
--------------------------------------------------------------------------------
              Pharmaceuticals -- 7.1%
   27         Advance Paradigm, Inc. *                               $  1,168
   61         Celgene Corp.                                             1,839
   15         Idec Pharmaceuticals Corp. *                              1,743
   60         Jones Pharma, Inc.                                        1,860
   63         King Pharmaceuticals, Inc. *                              1,906
   70         Roberts Pharmaceutical Corp. *                            2,257
                                                                      -------
                                                                       10,773
              Real Estate Investment Trust -- 0.3%
   14         Alexandria Real Estate Equities                             394
              Restaurants/Food Services -- 1.5%
   61         Jack in the Box, Inc. *                                   1,469
   23         Papa John's International, Inc. *                           860
                                                                      -------
                                                                        2,329
              Retailing -- 4.7%
   40         Ames Department Stores, Inc. *                            1,268
   45         Duane Reade, Inc. *                                       1,209
   26         Linens 'N Things, Inc. *                                  1,034
   48         Pacific Sunwear of California *                           1,434
   61         Wild Oats Markets, Inc. *                                 2,158
                                                                      -------
                                                                        7,103
              Semi-Conductors -- 7.3%
   55         Atmel Corp. *                                             2,124
   28         Cree Research, Inc. *                                     1,185
   35         Lam Research Corp. *                                      2,912
   12         Novellus Systems, Inc. *                                    930
   10         PMC -- Sierra, Inc. *                                       943
   50         Semtech Corp. *                                           1,916
   23         Transwitch Corp. *                                        1,059
                                                                      -------
                                                                       11,069
              Shipping/Transportation -- 2.2%
   35         Air Express International Corp.                             932
   40         C.H. Robinson Worldwide, Inc.                             1,353
   30         Circle International Group                                  660
   18         HUB Group, Inc., Class A *                                  338
                                                                      -------
                                                                        3,283
              Telecommunications -- 2.4%
   40         ICG Communications, Inc. *                                  655
   60         ITC Deltacom, Inc. *                                      1,440
   68         Price Communications Corp. *                              1,484
                                                                      -------
                                                                        3,579
              Telecommunications Equipment -- 5.4%
   40         AudioCodes LTD (Israel) *                                 2,390
   15         Harmonic, Inc. *                                            867
    5         JDS Uniphase Corp. *                                        834
   53         Metromedia Fiber Network, Inc., Class A *                 1,748
  100         Pinnacle Holdings, Inc. *                                 2,400
                                                                      -------
                                                                        8,239
              Utilities -- 1.0%
   21         American States Water Co.                                   703
   16         E'town Corp.                                                747
                                                                      -------
                                                                        1,450
--------------------------------------------------------------------------------
              Total Long-Term Investments                             136,372
              (Cost $104,594)
--------------------------------------------------------------------------------

                       See notes to financial statements.

CHASE VISTA SMALL CAP OPPORTUNITIES FUND
Portfolio of Investments (Continued)


As of October 31, 1999
(Amounts in Thousands)

Principal
Amount          Issuer                                                       Value
--------------------------------------------------------------------------------
  Short-Term Investments -- 10.2%
--------------------------------------------------------------------------------
                Repurchase Agreement -- 10.2%
                -----------------------------
  $15,359       Greenwich Capital Markets, Inc., 5.28%, due 11/01/99,
                (Dated 10/29/99, Proceeds $15,366, Secured by FHLMC
                and FNMA, $16,046, 5.50% through 7.50%, due
                09/01/11 through 12/01/28; Market Value $15,669)          $ 15,359
                (Cost $15,359)
--------------------------------------------------------------------------------
                Total Investments -- 100.3%                               $151,731
                (Cost $119,953)
--------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA SMALL CAP EQUITY FUND
Portfolio of Investments
--------------------------------------------------------------------------------


As of October 31, 1999
(Amounts in Thousands)

Shares        Issuer                                                   Value
--------------------------------------------------------------------------------
  Long-Term Investments -- 94.4%
--------------------------------------------------------------------------------
              Common Stock -- 94.4%
              ---------------------
              Advertising -- 1.7%
  133         Lamar Advertising Co. *                                 $7,155
              Aerospace -- 0.7%
  189         AAR Corp.                                                3,152
              Automotive -- 2.0%
  117         Lithia Motors, Inc., Class A *                           2,327
   90         O'Reilly Automotive, Inc. *                              3,925
  136         Tower Automotive, Inc. *                                 2,219
                                                                      ------
                                                                       8,471
              Banking -- 5.6%
  100         Amcore Financial, Inc.                                   2,363
   75         Chittenden Corp.                                         2,316
  113         City National Corp.                                      4,387
   28         Commerce Bancorp., Inc.                                  1,270
   95         Cullen/Frost Bankers, Inc.                               2,737
  152         Investors Financial Services Corp.                       5,623
  200         National Commerce Bancorp.                               5,000
                                                                      ------
                                                                      23,696
              Broadcasting/Cable -- 2.6%
   35         Hispanic Broadcasting Corp. *                            2,835
   75         Insight Communications *                                 1,772
  130         Salem Communications Corp., Class A *                    3,234
   68         Westwood One, Inc. *                                     3,113
                                                                      ------
                                                                      10,954
              Business Services -- 8.2%
   32         Abacus Direct Corp. *                                    4,688
  180         ACNielsen Corp. *                                        3,960
  139         Iron Mountain, Inc. *                                    4,211
  195         Maximus, Inc. *                                          4,522
  182         Navigant Consulting Co. *                                5,197
  118         NCO Group, Inc. *                                        4,979
   89         Nova Corp./Georgia *                                     2,308
   75         Quanta Services, Inc. *                                  2,091
  150         United Rentals, Inc. *                                   2,794
                                                                      ------
                                                                      34,750
              Chemicals -- 3.1%
  150         Cytec Industries, Inc.*                                  3,872
  155         Spartech Corp.                                           4,431
  332         Wellman, Inc.                                            4,998
                                                                      ------
                                                                      13,301
              Computer Networks -- 2.5%
   85         Black Box Corp. *                                        4,288
  140         Micros Systems, Inc. *                                   6,480
                                                                      ------
                                                                      10,768
              Computer Software -- 4.8%
  298         Activision, Inc. *                                       4,209
  100         Creo Products, Inc. (Canada) *                           2,550
  125         CSG Systems International, Inc. *                        4,289
  140         Rational Software Corp. *                                5,985
   80         Remedy Corp. *                                           3,440
                                                                      ------
                                                                      20,473

                       See notes to financial statements.

CHASE VISTA SMALL CAP EQUITY FUND
Portfolio of Investments (Continued)


As of October 31, 1999
(Amounts in Thousands)

Shares        Issuer                                                   Value
--------------------------------------------------------------------------------
  Long-Term Investments -- Continued
--------------------------------------------------------------------------------
              Electronics/Electrical Equipment -- 8.4%
  133         EG&G, Inc. *                                           $ 5,428
  109         Hadco Corp. *                                            4,002
  150         Microchip Technology, Inc. *                             9,994
   75         OAK Industries, Inc. *                                   3,075
  150         Varian, Inc. *                                           2,831
  185         Vishay Intertechnology, Inc. *                           4,528
  100         Waters Corp. *                                           5,313
                                                                      ------
                                                                      35,171
              Engineering Services -- 0.8%
  100         Jacobs Engineering Group, Inc. *                         3,550
              Entertainment/Leisure -- 3.7%
  165         Cinar Corp., Class B (Canada) *                          2,867
  300         Mandalay Resort Group *                                  5,588
  300         Station Casinos, Inc. *                                  7,256
                                                                      ------
                                                                      15,711
              Environmental Services -- 0.5%
  133         Waste Connections, Inc. *                                2,053
              Financial Services -- 0.8%
  200         Federated Investors, Class B                             3,450
              Food/Beverage Products -- 0.7%
  215         Aurora Foods, Inc. *                                     2,768
              Health Care/Health Care Services -- 6.5%
  167         Cooper Companies, Inc.                                   4,168
  131         Datascope Corp. *                                        4,709
  193         Hooper Holmes, Inc.                                      5,192
   88         Impath, Inc. *                                           2,102
   70         MedQuist, Inc. *                                         2,240
  167         Molecular Devices Corp. *                                6,165
  150         Ventana Medical Systems *                                3,009
                                                                      ------
                                                                      27,585
              Insurance -- 1.1%
  100         Annuity and Life Re, LTD (Bermuda)                       2,350
   44         Arthur J. Gallagher & Co.                                2,261
                                                                      ------
                                                                       4,611
              Machinery & Engineering Equipment -- 2.5%
  100         Cognex Corp. *                                           2,994
  145         Milacron, Inc.                                           2,383
   97         Zebra Technologies Corp., Class A *                      5,264
                                                                      ------
                                                                      10,641
              Manufacturing -- 1.1%
  125         Pentair, Inc.                                            4,703
              Oil & Gas -- 6.3%
   69         Atwood Oceanics *                                        1,994
  165         BJ Services Co. *                                        5,661
  170         Helmerich & Payne                                        4,048
  125         Louis Dreyfus Natural Gas *                              2,500
  165         Newfield Exploration Co. *                               4,857
  260         Pride International, Inc. *                              3,575
   97         St. Mary Land & Exploration                              2,463
  155         Vintage Petroleum, Inc.                                  1,686
                                                                      ------
                                                                      26,784

                       See notes to financial statements.

CHASE VISTA SMALL CAP EQUITY FUND
Portfolio of Investments (Continued)


As of October 31, 1999
(Amounts in Thousands)

Shares        Issuer                                                   Value
--------------------------------------------------------------------------------
  Long-Term Investments -- Continued
--------------------------------------------------------------------------------
              Pharmaceuticals -- 5.3%
   81         Advance Paradigm, Inc. *                              $  3,448
   45         Idec Pharmaceuticals Corp. *                             5,228
  158         Jones Pharma, Inc.                                       4,883
  167         King Pharmaceuticals, Inc. *                             5,052
  125         Roberts Pharmaceutical Corp. *                           4,031
                                                                     -------
                                                                      22,642
              Real Estate Investment Trust -- 1.6%
   40         Alexandria Real Estate Equities                          1,162
  157         Beacon Capital Partners, Inc. #                          2,078
    7         Beacon Capital Partners, Inc., Voting Trust #              681
   87         Essex Property Trust, Inc.                               2,822
                                                                     -------
                                                                       6,743
              Restaurants/Food Services -- 1.0%
  183         Jack in the Box, Inc. *                                  4,413
              Retailing -- 6.1%
  105         Ames Department Stores, Inc. *                           3,327
  179         Chico's FAS, Inc. *                                      5,615
  100         Duane Reade, Inc. *                                      2,688
   75         Linens 'N Things, Inc. *                                 2,981
  138         Pacific Sunwear of California *                          4,151
   86         Wild Oats Markets, Inc. *                                3,032
   74         Williams-Sonoma, Inc. *                                  3,978
                                                                     -------
                                                                      25,772
              Semi-Conductors -- 8.2%
  192         Atmel Corp. *                                            7,416
   80         Cree Research, Inc. *                                    3,394
  101         Lam Research Corp. *                                     8,485
   40         Novellus Systems, Inc. *                                 3,100
   30         PMC -- Sierra, Inc. *                                    2,828
  160         Semtech Corp. *                                          6,130
   73         Transwitch Corp. *                                       3,412
                                                                     -------
                                                                      34,765
              Shipping/Transportation -- 1.4%
  120         Air Express International Corp.                          3,195
   26         Circle International Group                                 572
  113         Swift Transportation Co., Inc. *                         1,962
                                                                     -------
                                                                       5,729
              Telecommunications -- 1.6%
  110         ITC Deltacom, Inc. *                                     2,640
  184         Price Communications Corp. *                             3,997
                                                                     -------
                                                                       6,637
              Telecommunications Equipment -- 3.9%
   70         Antec Corp. *                                            3,395
   70         Harmonic, Inc. *                                         4,156
   20         JDS Uniphase Corp. *                                     3,338
  235         Pinnacle Holdings, Inc. *                                5,640
                                                                     -------
                                                                      16,529
              Utilities -- 1.7%
   25         American States Water Co.                                  849
   50         Piedmont Natural Gas Co.                                 1,600
   49         Sierra Pacific Resources                                 1,094
   46         TNP Enterprises, Inc.                                    1,843
   60         Washington Gas Light Co.                                 1,631
                                                                     -------
                                                                       7,017
--------------------------------------------------------------------------------
              Total Long-Term Investments                            399,994
              (Cost $320,828)
--------------------------------------------------------------------------------

                       See notes to financial statements.

CHASE VISTA SMALL CAP EQUITY FUND
Portfolio of Investments (Continued)


As of October 31, 1999
(Amounts in Thousands)

  Principal
  Amount      Issuer                                                       Value
--------------------------------------------------------------------------------
  Short-Term Investments -- 6.0%
--------------------------------------------------------------------------------
              Repurchase Agreement -- 6.0%
              ----------------------------
  $25,367     Greenwich Capital Markets, Inc., 5.28%, due 11/01/99,
              (Dated 10/29/99, Proceeds $25,378, Secured by FNMA,
              $25,196, 6.94%, due 07/18/27; Market Value $25,876)       $ 25,367
              (Cost $25,367)
--------------------------------------------------------------------------------
              Total Investments -- 100.4%                               $425,361
              (Cost $346,195)
--------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
       CHASE VISTA BALANCED FUND
       Portfolio of Investments
--------------------------------------------------------------------------------

       As of October 31, 1999
       (Amounts in Thousands)

Shares        Issuer                                                  Value
--------------------------------------------------------------------------------
  Long-Term Investments -- 93.3%
--------------------------------------------------------------------------------
              Common Stock -- 47.8%
              ---------------------
              Advertising -- 0.2%
  13          Harte-Hanks Communications, Inc.                       $  248
              Aerospace -- 1.5%
  13          AlliedSignal, Inc.                                        712
  14          Boeing Co.                                                645
  10          General Dynamics Corp.                                    554
   5          Northrop Grumman Corp.                                    274
                                                                      -----
                                                                      2,185
              Airlines -- 0.4%
   8          AMR Corp. *                                               508
              Automotive -- 0.4%
  10          Ford Motor Co.                                            549
              Banking -- 3.3%
  16          Bank of America Corp.                                   1,033
  15          Bank One Corp.                                            563
  13          Cullen/Frost Bankers, Inc.                                381
  12          Fleet Boston Corp.                                        502
   6          National City Corp.                                       162
  16          UnionBanCal Corp.                                         695
  12          Wells Fargo Co.                                           574
  14          Zions Bancorporation                                      825
                                                                      -----
                                                                      4,735
              Broadcasting/Cable -- 1.7%
  25          AT&T Corp.- Liberty Media Group, Class A *                982
  18          CBS Corp. *                                               867
  13          Westwood One, Inc. *                                      581
                                                                      -----
                                                                      2,430
              Business Services -- 0.5%
  13          ACNielsen Corp. *                                         275
  18          Navigant Counsulting Co. *                                514
                                                                      -----
                                                                        789
              Chemicals -- 1.0%
  15          Cytec Industries, Inc. *                                  387
   5          Dow Chemical Co.                                          591
  18          Solutia, Inc.                                             309
  14          Wellman, Inc.                                             211
                                                                      -----
                                                                      1,498
              Computer Software -- 1.0%
  16          Computer Associates International, Inc.                   912
  10          Oracle Corp. *                                            476
                                                                      -----
                                                                      1,388
              Computers/Computer Hardware -- 2.1%
   8          Compaq Computer Corp.                                     152
  10          EMC Corp. *                                               730
   8          Equant NV (Netherlands) *                                 776
   6          International Business Machines Corp.                     590
   7          Sun Microsystems, Inc. *                                  741
                                                                      -----
                                                                      2,989
              Construction -- 0.2%
  23          D.R. Horton, Inc.                                         266
              Construction Materials -- 0.3%
  15          Masco Corp.                                               457

                       See notes to financial statements.

CHASE VISTA BALANCED FUND
Portfolio of Investments (Continued)


As of October 31, 1999
(Amounts in Thousands)

Shares        Issuer                                                  Value
--------------------------------------------------------------------------------
  Long-Term Investments -- Continued
--------------------------------------------------------------------------------
              Consumer Products -- 0.7%
  12          Fortune Brands, Inc.                                    $ 407
  22          Philip Morris Companies, Inc.                             554
                                                                      -----
                                                                        961
              Diversified -- 0.5%
  17          Tyco International LTD (Bermuda)                          679
              Electronics/Electrical Equipment -- 2.3%
  10          Johnson Controls, Inc.                                    608
  15          Microchip Technology, Inc. *                              999
  12          Teradyne, Inc. *                                          462
  14          Texas Instruments                                       1,292
                                                                      -----
                                                                      3,361
              Environmental Services -- 0.4%
  19          Republic Services, Inc. *                                 233
  15          Waste Management, Inc.                                    276
                                                                      -----
                                                                        509
              Financial Services -- 2.5%
  13          Associates First Capital Corp., Class A                   491
  23          Citigroup, Inc.                                         1,245
  13          Freddie Mac                                               676
   8          Lehman Brothers Holdings, Inc.                            553
   6          Morgan Stanley Dean Witter & Co.                          662
                                                                      -----
                                                                      3,627
              Food/Beverage Products -- 1.7%
   7          Anheuser-Busch Companies, Inc.                            467
  20          Keebler Foods Co. *                                       629
  16          Pepsico, Inc.                                             555
  11          Quaker Oats Co.                                           770
                                                                      -----
                                                                      2,421
              Health Care/Health Care Services -- 1.0%
  17          Columbia HCA Healthcare Corp.                             410
  50          HEALTHSOUTH Corp. *                                       288
   8          Universal Health Services, Inc., Class B *                226
   8          Wellpoint Health Networks, Inc., Class A *                464
                                                                      -----
                                                                      1,388
              Insurance -- 2.1%
   5          Aetna Inc.                                                226
  17          Allstate Corp.                                            500
   9          Cigna Corp.                                               673
   8          Hartford Financial Services Group                         389
  15          Nationwide Financial Services, Inc., Class A              549
  16          Travelers Property Casualty Corp., Class A                576
   3          XL Capital LTD, Class A                                   172
                                                                      -----
                                                                      3,085
              Internet Services/Software -- 0.4%
   8          At Home Corp., Class A *                                  299
   7          EarthLink Network, Inc. *                                 294
                                                                      -----
                                                                        593
              Machinery & Engineering Equipment -- 1.2%
   7          Applied Materials, Inc. *                                 629
  20          Ingersoll-Rand Co.                                      1,045
                                                                      -----
                                                                      1,674
              Manufacturing -- 0.1%
   6          Pentair, Inc.                                             211

                       See notes to financial statements.

CHASE VISTA BALANCED FUND
Portfolio of Investments (Continued)


As of October 31, 1999
(Amounts in Thousands)

Shares        Issuer                                                  Value
--------------------------------------------------------------------------------
  Long-Term Investments -- Continued
--------------------------------------------------------------------------------
              Metals/Mining -- 0.8%
  22          AK Steel Holding Corp.                                 $  372
  13          Alcoa, Inc.                                               759
                                                                      -----
                                                                      1,131
              Multi-Media -- 0.6%
   6          Time Warner, Inc.                                         418
  11          Viacom, Inc., Class B *                                   492
                                                                      -----
                                                                        910
              Office/Business Equipment -- 0.1%
   8          Xerox Corp.                                               210

              Oil & Gas -- 4.0%
  13          BP Amoco PLC, ADR (United Kingdom)                        728
   8          Burlington Resources, Inc.                                279
  27          Coastal Corp.                                           1,116
   9          Exxon Corp.                                               667
  12          Halliburton Co.                                           452
   9          Mobil Corp.                                               840
   7          Schlumberger LTD                                          394
   4          Texaco, Inc.                                              246
  14          Tosco Corp.                                               354
  17          Williams Companies, Inc.                                  619
                                                                      -----
                                                                      5,695
              Paper/Forest Products -- 1.0%
  13          Chesapeake Corp.                                          375
  10          Georgia-Pacific Corp.                                     397
  15          Willamette Industries                                     623
                                                                      -----
                                                                      1,395
              Pharmaceuticals -- 1.7%
   8          Bristol-Myers Squibb Co.                                  615
  16          Pharmacia & Upjohn, Inc.                                  863
  14          Schering-Plough Corp.                                     683
   6          SmithKline Beecham PLC, ADR (United Kingdom)              352
                                                                      -----
                                                                      2,513
              Printing & Publishing -- 0.6%
  20          New York Times Co., Class A                               805

              Real Estate Investment Trust -- 2.0%
  15          AMB Property Corp.                                        298
  51          Beacon Capital Partners Inc. #                            681
   2          Beacon Capital Partners Voting Trust #                    223
  16          Equity Office Properties Trust                            353
  10          Equity Residential Properties Trust                       431
  21          Public Storage, Inc.                                      502
  10          Spieker Properties, Inc.                                  349
                                                                      -----
                                                                      2,837
              Retailing -- 2.0%
   6          Dayton-Hudson Corp.                                       388
  16          Federated Department Stores *                             683
  25          K-Mart Corp. *                                            252
  39          Kroger Co. *                                              820
  38          Office Depot, Inc. *                                      466
   9          Safeway, Inc. *                                           318
                                                                      -----
                                                                      2,927

                       See notes to financial statements.

CHASE VISTA BALANCED FUND
Portfolio of Investments (Continued)


As of October 31, 1999
(Amounts in Thousands)

Shares        Issuer                                                   Value
--------------------------------------------------------------------------------
  Long-Term Investments -- Continued
--------------------------------------------------------------------------------
              Semi-Conductors -- 0.6%
     10       Altera Corp. *                                         $   486
      6       Intel Corp.                                                426
                                                                      ------
                                                                         912
              Shipping/Transportation -- 0.3%
      9       Union Pacific Corp.                                        474

              Telecommunications -- 4.9%
     16       AT&T Corp.                                                 734
     25       BellSouth Corp.                                          1,125
     13       GTE Corp.                                                  945
     10       MCI WorldCom, Inc. *                                       858
     14       NEXTLINK Communications, Inc., Class A *                   837
     18       Qwest Communications International, Inc. *                 648
     21       Sprint Corp.                                             1,573
     15       Time Warner Telecom Inc., Class A *                        378
                                                                      ------
                                                                       7,098
              Telecommunications Equipment -- 2.3%
     20       American Tower Corp., Class A *                            381
     22       General Instrument Corp. *                               1,184
      6       JDS Uniphase Corp. *                                     1,001
     30       Pinnacle Holdings Inc. *                                   720
                                                                      ------
                                                                       3,286
              Utilities -- 1.4%
     10       FPL Group Inc.                                             508
     10       Pinnacle West Capital Corp.                                369
     20       Texas Utilities Co.                                        775
     10       Unicom Corp.                                               364
                                                                      ------
                                                                       2,016
              ------------------------------------------------------------------
              Total Common Stock                                      68,760
              (Cost $51,759)
              ------------------------------------------------------------------
              Convertible Preferred Stock -- 1.2%
              -----------------------------------
              Oil & Gas -- 0.2%
      9       Coastal Corp., 6.63%, 08/16/02                             239

              Retail -- 0.1%
      5       K-Mart Financing Inc., 7.75%, 06/15/16                     202

              Utilities -- 0.9%
     15       CMS Energy Corp., 8.75%, 07/01/02                          578
      6       Houston Industries, Inc., 7.00%, 07/01/00                  689
                                                                      ------
                                                                       1,267
              ------------------------------------------------------------------
              Total Convertible Preferred Stock                        1,708
              (Cost $1,431)
              ------------------------------------------------------------------
              Corporate Notes & Bonds -- 10.9%
              --------------------------------
              Aerospace -- 0.7%
  1,000       Raytheon Co., 5.95%, 03/15/01                              987

              Automotive -- 3.3%
  2,500       Ford Motor Co., 7.45%, 07/16/31                          2,462
    500       Ford Motor Credit Co., 5.80%, 01/12/09                     451
  2,000       General Motors Acceptance Corp., 5.85%,
              01/14/09                                                 1,816
                                                                      ------
                                                                       4,729

                       See notes to financial statements.

CHASE VISTA BALANCED FUND
Portfolio of Investments (Continued)


As of October 31, 1999
(Amounts in Thousands)

Principal
Amount        Issuer                                                   Value
--------------------------------------------------------------------------------
  Long-Term Investments -- Continued
--------------------------------------------------------------------------------
              Diversified -- 0.7%
  $1,000      Textron, Inc., 6.38%, 07/15/04                         $   978

              Financial Services -- 0.4%
     550      Goldman Sachs Group, 6.65%, 05/15/09                       523

              Oil & Gas -- 0.5%
     800      Conoco Inc., 5.90%, 04/15/04                               770

              Retailing -- 3.8%
     500      Dayton-Hudson Corp., 6.40%, 02/15/03                       494
   2,000      Safeway, Inc., 7.25%, 09/15/04                           1,984
   3,000      Wal-Mart Stores, 6.55%, 08/10/04                         2,998
                                                                      ------
                                                                       5,476
              Telecommunications -- 1.0%
              AT&T Corp.,
     500       5.63%, 03/15/04                                           478
   1,010       6.50%, 03/15/29                                           893
                                                                      ------
                                                                       1,371
              Utilities -- 0.5%
     800      National Rural Utilities Cooperative Finance Corp.,
              5.50%, 01/15/05                                            752
              ------------------------------------------------------------------
              Total Corporate Notes & Bonds                           15,586
              (Cost $15,896)
              ------------------------------------------------------------------
              Convertible Corporate Notes & Bonds -- 1.0%
              -------------------------------------------
              Automotive -- 0.1%
     150      Tower Automotive, Inc., # 5.00%, 08/01/04                  128

              Computers/Computer Hardware -- 0.4%
     100      EMC Corp., 3.25%, 03/15/02                                 640

              Environmental Services -- 0.2%
     250      Waste Management, Inc., 4.00%, 02/01/02                    218

              Health Care/Health Care Services -- 0.3%
     150      Alternative Living Services, # 6.75%, 06/30/06              93
              Assisted Living Concepts Inc.,
     400       6.00%, 11/01/02                                           223
     300       # 5.63%, 05/01/03                                         156
                                                                         472
              ------------------------------------------------------------------
              Total Convertible Corporate Notes & Bonds                1,458
              (Cost $1,350)
              ------------------------------------------------------------------
              Mortgage Backed Pass-Through Securities -- 4.2%
              -----------------------------------------------
   2,987      Federal National Mortgage Association, Pool 323614,
              6.50%, 02/01/14                                          2,931
   3,251      Government National Mortgage Association, Pool
              516070, 6.50%, 09/15/29                                  3,107
              ------------------------------------------------------------------
              Total Mortgage Backed Pass-Through Securities            6,038
              (Cost $6,116)
              ------------------------------------------------------------------

                       See notes to financial statements.

CHASE VISTA BALANCED FUND
Portfolio of Investments (Continued)


As of October 31, 1999
(Amounts in Thousands)

Principal
Amount        Issuer                                                       Value
--------------------------------------------------------------------------------
Long-Term Investments -- Continued
--------------------------------------------------------------------------------
              U.S. Government Agency Securities -- 9.1%
              -----------------------------------------
              Federal Home Loan Mortgage Corp.,
  $  500       5.13%, 10/15/08                                          $    446
   5,250       6.63%, 09/15/09                                             5,208
              Federal National Mortgage Association,
     600       5.13%, 02/13/04                                               570
   1,000       5.75%, 02/15/08                                               940
   6,000      Tennessee Valley Authority, 6.00%, 09/24/02                  5,947
              ------------------------------------------------------------------
              Total U.S. Government Agency Securities                     13,111
              (Cost $13,286)
              ------------------------------------------------------------------
              U.S. Treasury Securities -- 19.1%
              ---------------------------------
              U.S. Treasury Notes & Bonds,
   4,000       4.50%, 09/30/00                                             3,961
   3,160       4.75%, 02/15/04                                             3,017
     800       4.75%, 11/15/08                                               724
   1,500       4.88%, 03/31/01                                             1,482
   1,500       5.00%, 02/28/01                                             1,487
   2,400       5.25%, 05/31/01                                             2,381
   1,875       5.25%, 11/15/28                                             1,612
     650       6.00%, 08/15/04                                               652
   1,000       6.13%, 08/15/07                                               996
   3,800       6.13%, 11/15/27                                             3,674
   4,500       6.25%, 08/15/23                                             4,404
   1,500       7.25%, 05/15/16                                             1,616
   1,300       8.13%, 08/15/19                                             1,531
              ------------------------------------------------------------------
              Total U.S. Treasury Securities                              27,537
              (Cost $28,545)
--------------------------------------------------------------------------------
              Total Long-Term Investments                                134,198
              (Cost $118,383)
--------------------------------------------------------------------------------
  Short-Term Investments -- 6.3%
--------------------------------------------------------------------------------
              Repurchase Agreement -- 6.3%
              ----------------------------
   9,029      Greenwich Capital Markets, Inc., 5.28%,
              due 11/01/99 (Dated 10/29/99, Proceeds $9,033,
              Secured by FHLMC and FNMA, $9,321, FRN,
              due 02/25/00 through 04/15/29; Market Value $9,212)          9,029
              (Cost $9,029)
--------------------------------------------------------------------------------
              Total Investments -- 99.6%                                $143,227
              (Cost $127,412)
--------------------------------------------------------------------------------

INDEX:
*     -- Non-income producing security.
#     -- Security may only be sold to qualified institutional buyers.
ADR   -- American Depositary Receipt.
FHLMC -- Federal Home Loan Mortgage Corporation.
FNMA  -- Federal National Mortgage Association.
FRN   -- Floating Rate Note.


                       See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES October 31, 1999
--------------------------------------------------------------------------------

(Amounts in Thousands, Except Per Share Amounts)

                                                      Equity     Growth and      Capital
                                      Core Equity     Growth       Income        Growth
                                          Fund         Fund         Fund          Fund
------------------------------------------------------------------------------------------
   ASSETS:
    Investment in Portfolio, at
    value (Note 1) ................... $13,982        $19,041   $1,943,951      $941,296
    Other assets .....................      --             --            9             4
    Receivables:
     Fund shares sold ................     854            758          713         1,518
     Expense reimbursement
     from Distributor ................      36             37           --            --
------------------------------------------------------------------------------------------
       Total Assets ..................  14,872         19,836    1,944,673       942,818
------------------------------------------------------------------------------------------
   LIABILITIES:
    Payables:
     Fund shares redeemed ............      --             65        5,292         2,758
    Accrued liabilities: (Note 2)
     Administration fees .............      --             --          149            72
     Shareholder servicing fees ......      --             --          372           179
     Distribution fees ...............       3              6          575           308
     Other ...........................      29             31          623           295
------------------------------------------------------------------------------------------
       Total Liabilities .............      32            102        7,011         3,612
------------------------------------------------------------------------------------------
   NET ASSETS:
    Paid in capital ..................  14,286         18,856    1,256,127       656,563
    Accumulated undistributed/
    (overdistributed) net
    investment income ................      --             --         (160)          (97)
    Accumulated net realized
    gain (loss) on investments .......     (34)           (17)     267,102       101,913
    Net unrealized appreciation
    of investments ...................     588            895      414,593       180,827
------------------------------------------------------------------------------------------
   Total Net Assets .................. $14,840        $19,734   $1,937,662      $939,206
------------------------------------------------------------------------------------------
   Shares of beneficial interest
   outstanding ($.001 par value;
   unlimited number of shares
   authorized):
    Class A Shares ...................     703            768       31,727        13,465
    Class B Shares ...................     557          1,010       12,203         8,125
    Class C Shares ...................     159             98          243           140
    Class I Shares ...................      --             --          333           412
   Net Asset Value:
    Class A Shares (and
    redemption price) ................  $10.47         $10.53       $43.65        $42.85
    Class B Shares* ..................  $10.46         $10.51       $43.25        $41.67
    Class C Shares* ..................  $10.46         $10.51       $42.34        $41.31
    Class I Shares (and
    redemption price) ................      --             --       $43.89        $43.36
   Class A Maximum Public
   Offering Price Per Share (net
   asset value per share/94.25%) .....  $11.11         $11.17       $46.31        $45.46
------------------------------------------------------------------------------------------

*Redemption price may be reduced by contingent deferred sales charge.

                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES October 31, 1999

(Amounts in Thousands, Except Per Share Amounts)

                                                       Large Cap                        Equity
                                                         Equity          Focus          Income
                                                          Fund            Fund           Fund
---------------------------------------------------------------------------------------------------
   ASSETS:
    Investment securities, at value (Note 1) ......... $251,180          $47,678        $104,684
    Cash .............................................       --               --             573
    Other assets .....................................        2                1               1
    Receivables:
     Investment securities sold ......................    4,291            9,244           7,090
     Interest and dividends ..........................      181               32             126
     Fund shares sold ................................      471               72              84
     Expense reimbursement from Distributor                  --                1              --
---------------------------------------------------------------------------------------------------
       Total Assets ..................................  256,125           57,028         112,558
---------------------------------------------------------------------------------------------------
   LIABILITIES:
    Payables:
     Investment securities purchased .................    3,295            9,462           6,807
     Fund shares redeemed ............................      432               76           5,269
    Accrued liabilities: (Note 2)
     Investment advisory fees ........................       --               --              36
     Administration fees .............................       10                6              13
     Shareholder servicing fees ......................       52                8              23
     Distribution fees ...............................       37               22              37
     Custody fees ....................................       32                9              24
     Other ...........................................      153               98              95
---------------------------------------------------------------------------------------------------
      Total Liabilities ..............................    4,011            9,681          12,304
---------------------------------------------------------------------------------------------------
   NET ASSETS:
    Paid in capital ..................................  189,675           46,721          78,985
    Accumulated undistributed/
    (overdistributed) net investment income ..........      126               (1)             (4)
    Accumulated net realized gain (loss) on
    investments and futures transactions .............   15,789           (3,529)         10,853
    Net unrealized appreciation of
    investments ......................................   46,524            4,156          10,420
---------------------------------------------------------------------------------------------------
   Total Net Assets .................................. $252,114          $47,347        $100,254
---------------------------------------------------------------------------------------------------
   Shares of beneficial interest outstanding
   ($.001 par value; unlimited number of shares
   authorized):
    Class A Shares ...................................    4,235            1,733           3,122
    Class B Shares ...................................    2,179            2,325           1,329
    Class C Shares ...................................       99              778             324
    Class I Shares ...................................    9,023                1              --
   Net Asset Value:
    Class A Shares (and redemption price) ............   $16.20            $9.83          $21.06
    Class B Shares* ..................................   $16.10            $9.77          $20.88
    Class C Shares* ..................................   $16.03            $9.76          $20.87
    Class I Shares (and redemption price) ............   $16.27            $9.86              --
   Class A Maximum Public Offering Price Per
   Share (net asset value per share/94.25%) ..........   $17.19           $10.43          $22.34
---------------------------------------------------------------------------------------------------
   Cost of investments ............................... $204,656          $43,522         $94,264
---------------------------------------------------------------------------------------------------

*Redemption price may be reduced by contingent deferred sales charge.

                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES October 31, 1999

(Amounts in Thousands, Except Per Share Amounts)

                                                      Small Cap       Small Cap
                                                    Opportunities      Equity      Balanced
                                                         Fund           Fund         Fund
---------------------------------------------------------------------------------------------
   ASSETS:
    Investment securities, at value (Note 1) .....     $151,731       $425,361     $143,227
    Cash .........................................            1             --            1
    Other assets .................................           49              5            1
    Receivables:
     Investment securities sold ..................          946          4,582           --
     Interest and dividends ......................           24            108          893
     Fund shares sold ............................          485              9          189
     Expense reimbursement from Distributor                   1             --           --
---------------------------------------------------------------------------------------------
       Total Assets ..............................      153,237        430,065      144,311
---------------------------------------------------------------------------------------------
   LIABILITIES:
    Payables:
     Investment securities purchased .............          256          3,984           --
     Fund shares redeemed ........................        1,409          1,646          298
    Accrued liabilities: (Note 2)
     Investment advisory fees ....................           57            234           60
     Administration fees .........................           19             54           18
     Shareholder servicing fees ..................           16             15            9
     Distribution fees ...........................           63             58           43
     Custody fees ................................           27             28           18
     Other .......................................          133            194           61
---------------------------------------------------------------------------------------------
      Total Liabilities ..........................        1,980          6,213          507
---------------------------------------------------------------------------------------------
   NET ASSETS:
    Paid in capital ..............................      122,499        297,370      116,433
    Accumulated undistributed/
    (overdistributed) net investment income                  (5)           (33)         103
    Accumulated net realized gain (loss) on
    investments and futures transactions .........       (3,015)        47,349       11,453
    Net unrealized appreciation of
    investments ..................................       31,778         79,166       15,815
---------------------------------------------------------------------------------------------
      Total Net Assets ...........................     $151,257       $423,852     $143,804
---------------------------------------------------------------------------------------------
   Shares of beneficial interest outstanding
   ($.001 par value; unlimited number of
   shares authorized):
    Class A Shares ...............................        4,878          4,319        6,884
    Class B Shares ...............................        4,237          2,585        1,927
    Class C Shares ...............................          430             --           82
    Class I Shares ...............................            1         11,621           --
   Net Asset Value:
    Class A Shares (and redemption price) ........       $15.98         $22.77       $16.24
    Class B Shares* ..............................       $15.71         $22.06       $15.94
    Class C Shares* ..............................       $15.69             --       $15.89
    Class I Shares (and redemption price) ........       $15.98         $23.10           --
   Class A Maximum Public Offering Price Per
   Share (net asset value per share/94.25%) ......       $16.95         $24.16       $17.23
---------------------------------------------------------------------------------------------
   Cost of investments ...........................      $119,953      $346,195     $127,412
---------------------------------------------------------------------------------------------

*Redemption price may be reduced by contingent deferred sales charge.

                       See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the year ended October 31, 1999
--------------------------------------------------------------------------------

(Amounts in Thousands)

                                                          Equity    Growth and      Capital
                                        Core Equity       Growth      Income        Growth
                                           Fund*           Fund*       Fund          Fund
----------------------------------------------------------------------------------------------
   INVESTMENT INCOME:
    Investment income from
    Portfolio ...........................   $ 11          $ 13      $  35,538      $  8,913
    Foreign taxes withheld ..............     --            --           (156)           (6)
    Expenses from Portfolio .............     (9)          (14)        (9,923)       (5,153)
----------------------------------------------------------------------------------------------
      Total investment income                  2            (1)        25,459         3,754
----------------------------------------------------------------------------------------------
   EXPENSES: (Note 2)
    Administration fees .................      1             2          2,124         1,090
    Shareholder servicing fees ..........      3             4          5,310         2,725
    Distribution fees ...................      6            10          8,137         4,553
    Accounting fees .....................      3            11            100            75
    Printing and postage ................      3             3            100            75
    Professional fees ...................     16            16             34            32
    Registration expenses ...............     35            35             43            25
    Transfer agent fees .................      7             8          3,612         2,091
    Trustees' fees and expenses .........     --            --             42            22
    Other ...............................     10             3            121            99
----------------------------------------------------------------------------------------------
      Total expenses ....................     84            92         19,623        10,787
----------------------------------------------------------------------------------------------
    Less amounts waived
    (Note 2E) ...........................      6             8             --            --
    Less expense reimbursements               67            68             --            29
----------------------------------------------------------------------------------------------
     Net expenses .......................     11            16         19,623        10,758
----------------------------------------------------------------------------------------------
      Net investment income
      (loss) ............................     (9)          (17)         5,836        (7,004)
----------------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on
    investment transactions .............    (34)          (17)       372,725       185,113
    Change in net unrealized
    appreciation/depreciation
    of investments ......................    588           895       (120,708)      (28,226)
----------------------------------------------------------------------------------------------
    Net realized and unrealized
    gain on investments .................    554           878        252,017       156,887
----------------------------------------------------------------------------------------------
    Net increase in net assets
    from operations .....................   $545          $861      $ 257,853      $149,883
----------------------------------------------------------------------------------------------

*Fund commenced operations 08/12/99

                       See notes to financial statements.

STATEMENT OF OPERATIONS For the year ended October 31, 1999

(Amounts in Thousands)

                                                 Large Cap                 Equity
                                                  Equity       Focus       Income
                                                   Fund        Fund         Fund
----------------------------------------------------------------------------------
   INVESTMENT INCOME:
    Dividend .................................   $ 2,675     $  509       $ 2,378
    Interest .................................       981        174           232
    Foreign taxes withheld ...................       (11)        --           (36)
----------------------------------------------------------------------------------
      Total investment income ................     3,645        683         2,574
----------------------------------------------------------------------------------
   EXPENSES: (Note 2)
    Investment advisory fees .................       909        207           479
    Administration fees ......................       341         78           180
    Shareholder servicing fees ...............       568        129           299
    Distribution fees ........................       351        289           477
    Custodian fees ...........................        96         49            88
    Printing and postage .....................        20         33            20
    Professional fees ........................        37         37            37
    Registration expenses ....................        50         56            32
    Transfer agent fees ......................       172        219           296
    Trustees' fees and expenses ..............        11          3             6
    Other ....................................         3          8             1
----------------------------------------------------------------------------------
      Total expenses .........................     2,558      1,108         1,915
----------------------------------------------------------------------------------
    Less amounts waived (Note 2E) ............     1,136        258            --
    Less expense reimbursements ..............        --         12            --
----------------------------------------------------------------------------------
      Net expenses ...........................     1,422        838         1,915
----------------------------------------------------------------------------------
       Net investment income (loss) ..........     2,223       (155)          659
----------------------------------------------------------------------------------
   REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investment
    transactions .............................    15,831     (2,676)       11,186
    Change in net unrealized appreciation/
    depreciation of investments ..............     7,104      4,338         1,028
----------------------------------------------------------------------------------
    Net realized and unrealized gain on
    investments ..............................    22,935      1,662        12,214
----------------------------------------------------------------------------------
    Net increase in net assets from operations   $25,158     $1,507       $12,873
----------------------------------------------------------------------------------

                       See notes to financial statements.

STATEMENT OF OPERATIONS For the year ended October 31, 1999

(Amounts in Thousands)

                                                  Small Cap     Small Cap
                                                Opportunities    Equity         Balanced
                                                    Fund          Fund            Fund
-------------------------------------------------------------------------------------------
   INVESTMENT INCOME:
    Dividend .................................   $   241         $ 2,411        $   932
    Interest .................................       548           1,395          3,989
    Foreign taxes withheld ...................        --              --             (4)
-------------------------------------------------------------------------------------------
      Total investment income ................       789           3,806          4,917
-------------------------------------------------------------------------------------------
   EXPENSES: (Note 2)
    Investment advisory fees .................       946           3,050            698
    Administration fees ......................       218             704            210
    Shareholder servicing fees ...............       364             904            349
    Distribution fees ........................       718             845            491
    Custodian fees ...........................        74             113             96
    Printing and postage .....................        24              92             22
    Professional fees ........................        34              47             24
    Registration expenses ....................        61              41              5
    Transfer agent fees ......................       651             502            232
    Trustees' fees and expenses ..............         7              23              7
    Other ....................................        18              35             16
-------------------------------------------------------------------------------------------
      Total expenses .........................     3,115           6,356          2,150
-------------------------------------------------------------------------------------------
    Less amounts waived (Note 2E) ............       406             687            209
    Less expense reimbursements ..............         2              --             --
-------------------------------------------------------------------------------------------
      Net expenses ...........................     2,707           5,669          1,941
-------------------------------------------------------------------------------------------
       Net investment income (loss) ..........    (1,918)         (1,863)         2,976
-------------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on investment
    transactions .............................     7,125          47,405         11,462
    Change in net unrealized appreciation/
    depreciation of investments ..............    24,804          11,931           (365)
-------------------------------------------------------------------------------------------
    Net realized and unrealized gain on
    investments ..............................    31,929          59,336         11,097
-------------------------------------------------------------------------------------------
    Net increase in net assets from operations   $30,011         $57,473        $14,073
-------------------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS For the periods indicated
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS For the periods indicated
(Amounts in Thousands)

                                                                          Equity
                                                           Core Equity    Growth
                                                               Fund        Fund       Growth and Income Fund

                                                            08/12/99*    08/12/99*
                                                             Through      Through           Year Ended
                                                             10/31/99    10/31/99     10/31/99      10/31/98
---------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net investment income (loss) .........................    $    (9)    $   (17)   $    5,836    $    7,645
   Net realized gain (loss) on investment
   transactions .........................................        (34)        (17)      372,725       232,578
   Change in unrealized appreciation/
   depreciation of investments ..........................        588         895      (120,708)      (39,638)
---------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
     operations .........................................        545         861       257,853       200,585
---------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1)
   Net investment income ................................         --          --        (6,109)       (7,670)
   Net realized gain on investment transactions .........         --          --      (222,212)     (354,409)
---------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders ................         --          --      (228,321)     (362,079)
---------------------------------------------------------------------------------------------------------------
  Increase (decrease) from capital share transactions#        14,295      18,873      (161,487)     (277,063)
---------------------------------------------------------------------------------------------------------------
     Total Increase (decrease) in net assets ............     14,840      19,734      (131,955)     (438,557)
  NET ASSETS:
   Beginning of period ..................................         --          --     2,069,617     2,508,174
---------------------------------------------------------------------------------------------------------------
   End of period ........................................    $14,840     $19,734    $1,937,662    $2,069,617
---------------------------------------------------------------------------------------------------------------
                                                               Capital Growth Fund
                                                                    Year Ended
                                                              10/31/99      10/31/98
----------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net investment income (loss) .........................  $   (7,004)     $   (5,278)
   Net realized gain (loss) on investment
   transactions .........................................     185,113         108,711
   Change in unrealized appreciation/
   depreciation of investments ..........................     (28,226)       (115,006)
-----------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
     operations .........................................     149,883         (11,573)
-----------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1)
   Net investment income ................................          --              --
   Net realized gain on investment transactions .........    (111,161)       (138,760)
-----------------------------------------------------------------------------------------
     Total distributions to shareholders ................    (111,161)       (138,760)
-----------------------------------------------------------------------------------------
  Increase (decrease) from capital share transactions#       (289,248)         26,816
-----------------------------------------------------------------------------------------
     Total Increase (decrease) in net assets ............    (250,526)       (123,517)
  NET ASSETS:
   Beginning of period ..................................   1,189,732       1,313,249
-----------------------------------------------------------------------------------------
   End of period ........................................  $  939,206      $1,189,732
-----------------------------------------------------------------------------------------

* Commencement of operations
# See detailed Capital Share Transactions.

                       See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS For the periods indicated
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS For the periods indicated
(Amounts in Thousands)

                                                           Large Cap Equity Fund        Focus Fund          Equity Income Fund

                                                                                      Year    06/30/98*
                                                                 Year Ended          Ended     Through          Year Ended
                                                           10/31/99     10/31/98    10/31/99   10/31/98    10/31/99     10/31/98
------------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net investment income (loss) ......................... $  2,223     $  1,776     $  (155)   $    16    $    659      $  1,003
   Net realized gain (loss) on investment
   transactions .........................................   15,831       11,170      (2,676)      (853)     11,186           350
   Change in unrealized appreciation/
   depreciation of investments ..........................    7,104       10,838       4,338       (182)      1,028         2,019
------------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
     operations .........................................   25,158       23,784       1,507     (1,019)     12,873         3,372
------------------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1)
   Net investment income ................................   (2,270)      (1,753)        (18)        --        (784)       (1,152)
   Net realized gain on investment transactions .........  (11,203)     (17,524)         --         --        (648)       (4,295)
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders ................  (13,473)     (19,277)        (18)        --      (1,432)       (5,447)
------------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) from capital share transactions#      63,808       16,281       5,798     41,079     (21,211)       49,927
------------------------------------------------------------------------------------------------------------------------------------
     Total Increase (decrease) in net assets ............   75,493       20,788       7,287     40,060      (9,770)       47,852
  NET ASSETS:
   Beginning of period ..................................  176,621      155,833      40,060         --     110,024        62,172
------------------------------------------------------------------------------------------------------------------------------------
   End of period ........................................ $252,114     $176,621     $47,347    $40,060    $100,254      $110,024
------------------------------------------------------------------------------------------------------------------------------------

* Commencement of operations
# See detailed Capital Share Transactions.

                       See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS For the periods indicated
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS For the periods indicated
(Amounts in Thousands)

                                                          Small Cap Opportunities
                                                                    Fund            Small Cap Equity Fund         Balanced Fund
                                                                 Year Ended              Year Ended                Year Ended
                                                           10/31/99     10/31/98   10/31/99      10/31/98    10/31/99     10/31/98
------------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net investment income (loss) .........................  $ (1,918)   $ (1,413)   $ (1,863)    $ (2,113)    $  2,976     $  2,690
   Net realized gain (loss) on investment
   transactions .........................................     7,125      (9,470)     47,405        3,197       11,462        4,807
   Change in unrealized appreciation/
   depreciation of investments ..........................    24,804      (1,888)     11,931      (60,156)        (365)       2,406
------------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
     operations .........................................    30,011     (12,771)     57,473      (59,072)      14,073        9,903
------------------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1)
   Net investment income ................................        --          --          --           --       (2,915)      (2,787)
   Net realized gain on investment transactions .........        --          --      (3,874)     (15,819)      (4,832)      (6,829)
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders ................        --          --      (3,874)     (15,819)      (7,747)      (9,616)
------------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) from capital share transactions#       (2,062)     55,302     (96,831)     (39,486)      18,942        9,837
------------------------------------------------------------------------------------------------------------------------------------
     Total Increase (decrease) in net assets ............    27,949      42,531     (43,232)    (114,377)      25,268       10,124
  NET ASSETS:
   Beginning of period ..................................   123,308      80,777     467,084      581,461      118,536      108,412
------------------------------------------------------------------------------------------------------------------------------------
   End of period ........................................  $151,257    $123,308    $423,852     $467,084     $143,804     $118,536
------------------------------------------------------------------------------------------------------------------------------------

# See detailed Capital Share Transactions.

                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA CORE EQUITY FUND
Capital Share Transactions
--------------------------------------------------------------------------------

CORE EQUITY FUND
Capital Share Transactions
For the periods indicated
(Amounts in Thousands)

-----------------------------------------------------------------------------------------------------------
                                                    Period Ended October 31, 1999*
-----------------------------------------------------------------------------------------------------------
                                        Class A                Class B                   Class C
                                  Amount       Shares    Amount       Shares       Amount       Shares
-----------------------------------------------------------------------------------------------------------
Shares sold                       $7,191        713      $5,651         562        $1,624         161
-----------------------------------------------------------------------------------------------------------
Shares issued in reinvestment
of distributions                      --         --          --          --            --          --
-----------------------------------------------------------------------------------------------------------
Shares redeemed                      (99)       (10)        (54)         (5)          (18)         (2)
-----------------------------------------------------------------------------------------------------------
Net increase in Trust shares
outstanding                       $7,092        703      $5,597         557        $1,606         159
-----------------------------------------------------------------------------------------------------------

*For Class A and B shares, from commencement of operations on August 12, 1999.
 For Class C shares, from commencement of offering on August 13, 1999.

                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA EQUITY GROWTH FUND
Capital Share Transactions
--------------------------------------------------------------------------------

EQUITY GROWTH FUND
Capital Share Transactions
For the periods indicated
(Amounts in Thousands)

--------------------------------------------------------------------------------------------------------
                                                      Period Ended October 31, 1999*
--------------------------------------------------------------------------------------------------------
                                       Class A                    Class B               Class C
                                  Amount       Shares        Amount      Shares    Amount     Shares
--------------------------------------------------------------------------------------------------------
Shares sold                       $7,810         775        $10,736      1,068      $984        98
--------------------------------------------------------------------------------------------------------
Shares issued in reinvestment
of distributions                      --          --             --         --        --        --
--------------------------------------------------------------------------------------------------------
Shares redeemed                      (75)         (7)          (582)       (58)       --        --
--------------------------------------------------------------------------------------------------------
Net increase in Trust shares
outstanding                       $7,735         768        $10,154      1,010      $984        98
--------------------------------------------------------------------------------------------------------

*For Class A shares, from commencement of operations on August 12, 1999.
 For Class B shares, from commencement of offering on August 13, 1999. For Class C shares, from commencement of offering on August 20, 1999.

                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA GROWTH & INCOME FUND
Capital Share Transactions
--------------------------------------------------------------------------------

GROWTH & INCOME FUND
Capital Share Transactions
For the periods indicated
(Amounts in Thousands)

-------------------------------------------------------------------------------------------------------------------------
                                                           Year Ended October 31, 1999
-------------------------------------------------------------------------------------------------------------------------
                               Class A                   Class B               Class C                Class I
                         Amount        Shares      Amount       Shares     Amount    Shares     Amount       Shares
-------------------------------------------------------------------------------------------------------------------------
Shares sold            $ 298,888        6,816    $  63,796       1,469    $ 7,831      184     $ 11,576         264
-------------------------------------------------------------------------------------------------------------------------
Shares issued in
reinvestment of
distributions            154,173        3,732       55,045       1,346        619       15        3,068          74
-------------------------------------------------------------------------------------------------------------------------
Shares redeemed         (589,252)     (13,490)    (139,404)     (3,229)    (2,842)     (67)     (24,985)       (568)
-------------------------------------------------------------------------------------------------------------------------
Net increase
(decrease) in Trust
shares outstanding     $(136,191)      (2,942)   $ (20,563)       (414)   $ 5,608      132     $(10,341)       (230)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                           Year Ended October 31, 1998*
-------------------------------------------------------------------------------------------------------------------------
                               Class A                   Class B               Class C                Class I
                         Amount        Shares      Amount       Shares     Amount    Shares     Amount       Shares
-------------------------------------------------------------------------------------------------------------------------
Shares sold            $ 285,309        6,457    $ 95,696        2,163    $5,046       115     $  20,273           465
-------------------------------------------------------------------------------------------------------------------------
Shares issued in
reinvestment of
distributions            202,505        4,945      66,372        1,636         7        --        74,109         1,808
-------------------------------------------------------------------------------------------------------------------------
Shares redeemed         (401,172)      (9,121)    (79,536)      (1,824)     (139)       (4)     (545,533)      (12,979)
-------------------------------------------------------------------------------------------------------------------------
Net increase
(decrease) in Trust
shares outstanding     $  86,642        2,281    $ 82,532        1,975    $4,914       111     $(451,151)      (10,706)
-------------------------------------------------------------------------------------------------------------------------

*For Class C shares, from commencement of offering on January 2, 1998.

                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA CAPITAL GROWTH FUND
Capital Share Transactions
--------------------------------------------------------------------------------

CAPITAL GROWTH FUND
Capital Share Transactions
For the periods indicated
(Amounts in Thousands)

-----------------------------------------------------------------------------------------------------------------------
                                                          Year Ended October 31, 1999
-----------------------------------------------------------------------------------------------------------------------
                               Class A                   Class B               Class C                Class I
                         Amount        Shares      Amount       Shares     Amount    Shares     Amount       Shares
-----------------------------------------------------------------------------------------------------------------------
Shares sold            $ 726,338       17,435    $ 132,171       3,272    $ 7,625      189    $ 12,399         296
-----------------------------------------------------------------------------------------------------------------------
Shares issued in
reinvestment of
distributions             62,638        1,590       36,123         939        270        7       5,013         126
-----------------------------------------------------------------------------------------------------------------------
Shares redeemed         (965,361)     (23,229)    (247,415)     (6,126)    (5,821)    (144)    (53,228)     (1,273)
-----------------------------------------------------------------------------------------------------------------------
Net increase
(decrease) in Trust
shares outstanding     $(176,385)      (4,204)   $ (79,121)     (1,915)   $ 2,074       52    $(35,816)       (851)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                           Year Ended October 31, 1998*
-----------------------------------------------------------------------------------------------------------------------
                                Class A                   Class B               Class C                Class I
                          Amount        Shares      Amount       Shares     Amount    Shares     Amount       Shares
-----------------------------------------------------------------------------------------------------------------------
Shares sold            $ 428,040        9,587    $ 118,688       2,693    $3,989        91      $ 59,703       1,301
-----------------------------------------------------------------------------------------------------------------------
Shares issued in
reinvestment of
distributions             82,453        1,956       42,829       1,033        --        --         5,935         140
-----------------------------------------------------------------------------------------------------------------------
Shares redeemed         (531,266)     (11,825)    (125,354)     (2,831)     (115)       (3)    (58,086)       (1,292)
-----------------------------------------------------------------------------------------------------------------------
Net increase
(decrease) in Trust
shares outstanding     $ (20,773)        (282)   $  36,163         895    $3,874        88      $  7,552         149
-----------------------------------------------------------------------------------------------------------------------

*For Class C shares, from commencement of offering on January 2, 1998.

                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA LARGE CAP EQUITY FUND
Capital Share Transactions
--------------------------------------------------------------------------------

LARGE CAP EQUITY FUND
Capital Share Transactions
For the periods indicated
(Amounts in Thousands)

---------------------------------------------------------------------------------------------------------------------------
                                                          Year Ended October 31, 1999*
---------------------------------------------------------------------------------------------------------------------------
                             Class A                   Class B                  Class C                  Class I
                      Amount         Shares       Amount      Shares      Amount       Shares     Amount         Shares
---------------------------------------------------------------------------------------------------------------------------
Shares sold          $ 33,994         2,075      $ 36,595      2,224      $1,986        123      $ 37,898         2,277
---------------------------------------------------------------------------------------------------------------------------
Shares issued in
reinvestment of
distributions           3,165           205           667         43           3         --         4,715           303
---------------------------------------------------------------------------------------------------------------------------
Shares redeemed       (21,731)       (1,339)      (11,804)      (729)       (397)       (24)      (21,283)       (1,300)
---------------------------------------------------------------------------------------------------------------------------
Net increase in
Trust shares
outstanding          $ 15,428           941      $ 25,458      1,538      $1,592         99      $ 21,330         1,280
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                          Year Ended October 31, 1998
---------------------------------------------------------------------------------------------------------------------------
                             Class A                   Class B                                           Class I
                       Amount        Shares       Amount      Shares                               Amout         Shares
---------------------------------------------------------------------------------------------------------------------------
Shares sold          $ 20,775         1,394      $ 5,130        351                              $ 25,939         1,760
---------------------------------------------------------------------------------------------------------------------------
Shares issued in
reinvestment of
distributions           4,362           321          574         43                                 6,524           476
---------------------------------------------------------------------------------------------------------------------------
Shares redeemed       (19,732)       (1,354)      (1,669)      (114)                              (25,622)       (1,697)
---------------------------------------------------------------------------------------------------------------------------
Net increase in
Trust shares
outstanding          $  5,405           361      $ 4,035        280                              $  6,841           539
---------------------------------------------------------------------------------------------------------------------------

*For Class C shares, from commencement of offering on November 11, 1998.

                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA FOCUS FUND
Capital Share Transactions
--------------------------------------------------------------------------------

FOCUS FUND
Capital Share Transactions
For the periods indicated
(Amounts in Thousands)

-------------------------------------------------------------------------------------------------------------------------
                                                               Year Ended October 31, 1999
-------------------------------------------------------------------------------------------------------------------------
                                Class A                     Class B                   Class C              Class I
                         Amount         Shares       Amount          Shares      Amount      Shares    Amount    Shares
-------------------------------------------------------------------------------------------------------------------------
Shares sold             $ 10,321         1,026      $ 15,774         1,580      $ 6,636        659      $--        --
-------------------------------------------------------------------------------------------------------------------------
Shares issued in
reinvestment of
distributions                 16             2            --            --           --         --       --        --
-------------------------------------------------------------------------------------------------------------------------
Shares redeemed          (11,827)       (1,179)      (11,505)       (1,160)      (3,617)      (359)      --        --
-------------------------------------------------------------------------------------------------------------------------
Net increase
(decrease) in Trust
shares outstanding      $ (1,490)         (151)     $  4,269           420      $ 3,019        300      $--        --
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                          Year Ended October 31, 1998*
-------------------------------------------------------------------------------------------------------------------------
                            Class A                    Class B                     Class C                Class I
                        Amount    Shares          Amount     Shares          Amount       Shares     Amount      Shares
-------------------------------------------------------------------------------------------------------------------------
Shares sold            $21,308     2,203          $19,122     2,043          $4,708         487        $ 1         1
-------------------------------------------------------------------------------------------------------------------------
Shares issued in
reinvestment of
distributions               --        --               --        --              --          --         --        --
-------------------------------------------------------------------------------------------------------------------------
Shares redeemed         (2,779)     (319)          (1,199)     (138)            (82)         (9)        --        --
-------------------------------------------------------------------------------------------------------------------------
Net increase in
Trust shares
outstanding            $18,529     1,884          $17,923     1,905          $4,626         478        $ 1         1
-------------------------------------------------------------------------------------------------------------------------

*From commencement of operations on June 30, 1998.

                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA EQUITY INCOME FUND
Capital Share Transactions
--------------------------------------------------------------------------------

EQUITY INCOME FUND
Capital Share Transactions
For the periods indicated
(Amounts in Thousands)

-------------------------------------------------------------------------------------------------------
                                                 Year Ended October 31, 1999
-------------------------------------------------------------------------------------------------------
                                Class A                     Class B                   Class C
                         Amount         Shares       Amount          Shares      Amount      Shares
-------------------------------------------------------------------------------------------------------
Shares sold             $ 21,417         1,018      $ 7,569          364        $ 3,595       173
-------------------------------------------------------------------------------------------------------
Shares issued in
reinvestment of
distributions                881            42          226           11             45         2
-------------------------------------------------------------------------------------------------------
Shares redeemed          (44,833)       (2,132)      (8,604)        (412)        (1,507)      (72)
-------------------------------------------------------------------------------------------------------
Net increase
(decrease) in Trust
shares outstanding      $(22,535)       (1,072)     $  (809)         (37)       $ 2,133       103
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                 Year Ended October 31, 1998*
-------------------------------------------------------------------------------------------------------
                                Class A                     Class B                   Class C
                         Amount         Shares       Amount          Shares      Amount      Shares
-------------------------------------------------------------------------------------------------------
Shares sold             $ 55,318         2,824      $18,630          965        $4,609        232
-------------------------------------------------------------------------------------------------------
Shares issued in
reinvestment of
distributions              3,171           168        1,153           62            15          1
-------------------------------------------------------------------------------------------------------
Shares redeemed          (24,343)       (1,262)      (8,406)        (437)         (220)       (12)
-------------------------------------------------------------------------------------------------------
Net increase in
Trust shares
outstanding             $ 34,146         1,730      $11,377          590        $4,404        221
-------------------------------------------------------------------------------------------------------

*For Class C shares, from commencement of offering on January 8, 1998.

                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA SMALL CAP OPPORTUNITIES FUND
Capital Share Transactions
--------------------------------------------------------------------------------

SMALL CAP OPPORTUNITIES FUND
Capital Share Transactions
For the periods indicated
(Amounts in Thousands)

-------------------------------------------------------------------------------------------------------------------------
                                                               Year Ended October 31, 1999
-------------------------------------------------------------------------------------------------------------------------
                                 Class A                     Class B                   Class C              Class I
                          Amount         Shares       Amount         Shares      Amount       Shares   Amount     Shares
-------------------------------------------------------------------------------------------------------------------------
Shares sold             $ 106,407         7,140      $ 23,303         1,597      $ 3,914        272      $20         1
-------------------------------------------------------------------------------------------------------------------------
Shares issued in
reinvestment of
distributions                  --            --            --            --           --         --       --        --
-------------------------------------------------------------------------------------------------------------------------
Shares redeemed          (105,627)       (7,077)      (26,664)       (1,842)      (3,415)      (234)      --        --
-------------------------------------------------------------------------------------------------------------------------
Net increase
(decrease) in Trust
shares outstanding      $     780            63      $ (3,361)         (245)     $   499         38      $20         1
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                               Year Ended October 31, 1998**
-------------------------------------------------------------------------------------------------------------------------
                                Class A                    Class B                  Class C                Class I
                         Amount         Shares       Amount      Shares       Amount      Shares       Amount     Shares
-------------------------------------------------------------------------------------------------------------------------
Shares sold             $ 49,377         3,565      $ 37,271      2,664      $ 7,008        495         $--         --
-------------------------------------------------------------------------------------------------------------------------
Shares issued in
reinvestment of
distributions                 --            --            --         --           --         --          --         --
-------------------------------------------------------------------------------------------------------------------------
Shares redeemed          (24,360)       (1,828)      (12,453)      (944)      (1,541)      (103)         --         --
-------------------------------------------------------------------------------------------------------------------------
Net increase in
Trust shares
outstanding             $ 25,017         1,737      $ 24,818      1,720      $ 5,467        392         $--         --
-------------------------------------------------------------------------------------------------------------------------

 *For Class I shares, from commencement of offering on April 5, 1999. **For Class C shares, from commencement of offering on January 7, 1998.

                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA SMALL CAP EQUITY FUND
Capital Share Transactions
--------------------------------------------------------------------------------

SMALL CAP EQUITY FUND
Capital Share Transactions
For the periods indicated
(Amounts in Thousands)

-------------------------------------------------------------------------------------------------------
                                                 Year Ended October 31, 1999
-------------------------------------------------------------------------------------------------------
                              Class A                     Class B                     Class I
                       Amount         Shares       Amount         Shares       Amount          Shares
-------------------------------------------------------------------------------------------------------
Shares sold          $  77,551         3,459      $  2,337           109      $ 19,682           865
-------------------------------------------------------------------------------------------------------
Shares issued in
reinvestment of
distributions              943            44           615            29         2,108            96
-------------------------------------------------------------------------------------------------------
Shares redeemed       (128,180)       (5,719)      (33,340)       (1,554)      (38,547)       (1,681)
-------------------------------------------------------------------------------------------------------
Net decrease in
Trust shares
outstanding          $ (49,686)       (2,216)     $(30,388)       (1,416)     $(16,757)         (720)
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                 Year Ended October 31, 1998
-------------------------------------------------------------------------------------------------------
                             Class A                    Class B                   Class I
                       Amount        Shares       Amount       Shares      Amount          Shares
-------------------------------------------------------------------------------------------------------
Shares sold          $ 74,349         3,262      $  8,220        358      $ 19,274           839
-------------------------------------------------------------------------------------------------------
Shares issued in
reinvestment of
distributions           3,929           179         2,573        119         8,325           377
-------------------------------------------------------------------------------------------------------
Shares redeemed       (98,193)       (4,288)      (17,768)      (804)      (40,195)       (1,827)
-------------------------------------------------------------------------------------------------------
Net decrease in
Trust shares
outstanding          $(19,915)         (847)     $ (6,975)      (327)     $(12,596)         (611)
-------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA BALANCED FUND
Capital Share Transactions
--------------------------------------------------------------------------------

BALANCED FUND
Capital Share Transactions
For the periods indicated
(Amounts in Thousands)

---------------------------------------------------------------------------------------------------
                                             Year Ended October 31, 1999*
---------------------------------------------------------------------------------------------------
                             Class A                    Class B                    Class C
                      Amount         Shares       Amount       Shares       Amount        Shares
---------------------------------------------------------------------------------------------------
Shares sold          $ 36,973         2,289      $10,197         639        $1,417          88
---------------------------------------------------------------------------------------------------
Shares issued in
reinvestment of
distributions           6,150           387        1,232          79             3          --
---------------------------------------------------------------------------------------------------
Shares redeemed       (31,651)       (1,952)      (5,285)       (331)          (94)         (6)
---------------------------------------------------------------------------------------------------
Net increase in
Trust shares
outstanding          $ 11,472           724      $ 6,144         387        $1,326          82
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                             Year Ended October 31, 1998
---------------------------------------------------------------------------------------------------
                             Class A                    Class B
                      Amount         Shares       Amount       Shares
---------------------------------------------------------------------------------------------------
Shares sold          $ 28,041         1,822      $ 9,997        648
---------------------------------------------------------------------------------------------------
Shares issued in
reinvestment of
distributions           8,007           538        1,253         86
---------------------------------------------------------------------------------------------------
Shares redeemed       (34,209)       (2,230)      (3,252)      (211)
---------------------------------------------------------------------------------------------------
Net increase in
Trust shares
outstanding          $  1,839           130      $ 7,998        523
---------------------------------------------------------------------------------------------------

*For Class C shares, from commencement of offering on November 20, 1998.

                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA FUNDS NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Mutual Fund Group (the "Trust") was organized on May 11, 1987 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. Core Equity Fund ("CEF"), Equity Growth Fund ("EGF"), Growth and Income Fund ("GIF"), Capital Growth Fund ("CGF"), Large Cap Equity Fund ("LCEF"), Focus Fund ("FF"), Equity Income Fund ("EIF"), Small Cap Opportunities Fund ("SCOF"), Small Cap Equity Fund ("SCEF") and Balanced Fund ("BF"), collectively, the "Funds", are separate series of the Trust. The Funds offer various classes of shares as follows:


  Fund    Class Offered
--------------------------------------------------------------------------------
  CEF*    Class A, Class B, Class C
  EGF*    Class A, Class B, Class C
  GIF     Class A, Class B, Class C, Institutional
  CGF     Class A, Class B, Class C, Institutional
  LCEF    Class A, Class B, Class C, Institutional
  FF      Class A, Class B, Class C, Institutional
  EIF     Class A, Class B, Class C
  SCOF    Class A, Class B, Class C, Institutional
  SCEF    Class A, Class B, Institutional
  BF      Class A, Class B, Class C

* Commenced operations on August 12, 1999


Class A shares generally provide for a front-end sales charge while Class B shares and Class C shares provide for a contingent deferred sales charge. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan. No sales charges are assessed with respect to the Institutional Class ("Class I").


The following is a summary of significant accounting policies followed by the
Funds:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   A. CEF, EGF, GIF and CGF
   CEF, EGF, GIF and CGF utilize the Master Feeder Fund Structure and seek to achieve their investment objectives by investing all of their investable assets in the Core Equity Portfolio, Equity Growth Portfolio, Growth and Income Portfolio and the Capital Growth Portfolio, respectively, (the "Portfolios"), which like the Funds, are open-end management investment companies having the same investment objectives as the Funds. As of October 31, 1999, CEF, EGF, GIF and CGF owned 7.73%, 6.31%, 74.09% and 99.99% of the net assets of their respective Portfolios. The financial statements of Growth and Income Portfolio and Capital Growth Portfolio, including the Portfolios of Investments, are included elsewhere in this report. Also included are the unaudited Statement of Assets and Liabilities and Portfolio of Investments of Core Equity Portfolio and Equity Growth Portfolio. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Funds.

      1. Valuation of investments -- CEF, EGF, GIF and CGF record their investments in their respective Portfolios at value. Securities of the Portfolios are recorded at value as more fully discussed in the notes to those financial statements.

      2. Investment income and expenses -- CEF, EGF, GIF and CGF record daily their pro-rata share of the respective Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the Funds accrue their own expenses daily as incurred. Realized gains/losses and changes in unrealized appreciation/depreciation represent the Fund's share of such elements allocated from the Portfolio.

   B. LCEF, FF, EIF, SCOF, SCEF and BF

      1. Valuation of investments -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of the valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

      2. Repurchase agreements -- It is each Fund's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

      3. Futures contracts -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

      The Funds invest in stock index futures contracts for the purpose of hedging the Fund against share price volatility, which purpose may or may not be achieved. When the Fund is not fully invested in the securities market, it may enter into "long" positions in futures or options contracts in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities intended for purchase.

      Use of short futures contracts subjects the Fund to unlimited risk of loss. Use of long futures contracts subjects the Fund to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities, up to the amount of the nominal value of the futures contracts.

      The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. As of October 31, 1999 the Funds had no outstanding futures contracts.

      4. Dollar rolls -- BF enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and a fee earned for entering into the roll transaction. Income is recognized over the duration of the roll transaction.

      5. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

   C. General Policies

      1. Organization expenses -- Organization expenses incurred in connection with the commencement of CEF and EGF have been paid in full by Vista Fund Distributors, Inc. The Funds will not reimburse Vista Fund Distributors, Inc. for such expenses. Organization and initial registration costs incurred in connection with establishing Funds which commenced operations prior to June 30, 1998 have been deferred and are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of each Fund.

      2. Federal income taxes -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, each Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

   3. Distributions to shareholders -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition -- "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

   The following amounts were reclassified within the capital accounts (in thousands):

                                        Accumulated
                                       undistributed/        Accumulated
                                     (overdistributed)      net realized
                         Paid-in        net investment      gain (loss)
                         capital           income          on investments
--------------------------------------------------------------------------------
  CEF ................   $    (9)         $    9             $     --
  EGF ................       (17)             17                   --
  GIF ................    95,158            (766)             (94,392)
  CGF ................    73,929           6,927              (80,856)
  LCEF ...............         2             (19)                  17
  FF .................      (156)            156                   --
  EIF ................       (25)             99                  (74)
  SCOF ...............    (1,914)          1,914                   --
  SCEF ...............    (1,906)          1,844                   62
  BF .................         1               2                   (3)

   The reclassifications for CEF and EGF primarily relate to the character for tax purposes of current year net operating losses and non-deductible expenses. The reclassifications for GIF primarily relate to the character for tax purposes of equalization debits. The reclassifications for CGF primarily relate to the character for tax purposes of equalization debits and current year net operating losses. The reclassifications for LCEF primarily relate to the character for tax purposes of REIT investment activity. The reclassifications for FF, SCOF and SCEF primarily relate to the character for tax purposes of current year net operating losses. The reclassifications for EIF primarily relate to the character for tax purposes of current year distributions and REIT investment activity. The reclassifications for BF primarily relate to the character for tax purposes of paydown gains and losses and REIT investment activity.

   Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains.

   4. Expenses -- Expenses directly attributable to a Fund are charged to that Fund; expenses directly attributable to a particular class are charged to that class. Other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.


2. Fees and Other Transactions with Affiliates

   A. Investment advisory fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank, ("Chase" or the "Advisor") acts as the Investment Advisor to LCEF, FF, EIF, SCOF, SCEF and BF. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Funds and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.40% for LCEF, FF and EIF, 0.65% for SCOF and SCEF, and 0.50% for BF of average daily net assets. The Advisor voluntarily waived all or a portion of its fees as outlined in Note 2.E. below.

   Chase Asset Management ("CAM") is the sub-investment adviser to LCEF, FF, EIF, SCOF, SCEF and BF pursuant to a Sub-Investment Advisory Agreement between Chase and CAM. CAM is a wholly-owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.20% for LCEF, FF and EIF, 0.30% for SCOF and SCEF, and 0.25% for BF of average daily net assets.

   B. Shareholder servicing fees -- The Trust has adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. For their services, the Shareholder Servicing Agents receive a fee that is computed daily and paid monthly at an annual rate equal to 0.25% of the average daily net assets of each of the classes of the Funds, excluding Class A Shares of SCEF. SCEF is charged a fee from non-affiliated Shareholder Servicing Agents not to exceed 0.25% of Class A Shares net assets. For the year ended October 31, 1999, Shareholder Servicing charges paid to Chase or its affiliates amounted to (amounts in thousands, before waivers): CEF: $3, EGF: $4, GIF: $5,192, CGF: $2,582, LCEF: $568, FF: $129,
   EIF: $298, SCOF: $361, SCEF: $864 and BF: $349.

   The Shareholder Servicing Agents have voluntarily waived all or a portion of their fees as outlined in Note 2.E. below.

   C. Distribution and sub-administration fees -- Pursuant to a Distribution and Sub- Administration Agreement, Vista Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc. ("BISYS"), is the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. In addition, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space for an annual fee of 0.05% of the average daily net assets of each Fund.

   The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B and C for the Funds in accordance with Rule 12b-1 under the 1940 Act. There is no Distribution Plan for the Institutional Classes. The Class A Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates not to exceed 0.25% of the average daily net assets of the Class A Shares of each Fund. The Class B and Class C Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at an annual rate not to exceed 0.75% of the average annual net assets of the Class B and Class C Shares for distribution services.

   The Distributor voluntarily waived all or a portion of its fees as outlined in Note 2.E. below.

   D. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from LCEF, FF, EIF, SCOF, SCEF and BF a fee computed at the annual rate equal to 0.10% of the respective Fund's average daily net assets and from CEF, EGF, GIF and CGF, a fee computed at the annual rate equal to 0.05% of the respective Fund's average daily net assets.

   The Administrator voluntarily waived all or a portion of its fees as outlined in Note 2.E. below.

   E. Waiver of fees -- For the year ended October 31, 1999, the Advisor, Administrator, Shareholder Servicing Agents and Distributor voluntarily waived fees for each of the Funds as follows (amounts in thousands):

                    Investment                     Shareholder
        Fund         Advisory      Administration   Servicing      Distribution
--------------------------------------------------------------------------------
    CEF..........     $ --             $  1            $  3            $ 2
    EGF..........       --                2               4              2
    LCEF.........      909              227              --             --
    FF ..........      207                4              47             --
    SCOF.........      226               --             180             --
    SCEF.........       --               --             687             --
    BF ..........       --               --             209             --

   F. Other -- Certain officers of the Trust are officers of Vista Fund Distributors, Inc. or of its parent corporation, BISYS.

   Chase provides portfolio accounting and custody services for LCEF, FF, EIF, SCOF, SCEF and BF. Compensation for such services is presented in the Statement of Operations as custodian fees.

   The Distributor voluntarily reimbursed expenses of the Funds in the amounts as shown on the Statement of Operations.


3. Investment Transactions

For the year ended October 31, 1999, purchases and sales of investments (excluding short-term investments) were as follows (in thousands):


                   Purchases           Sales         Purchases      Sales
                (excluding U.S.   (excluding U.S.     of U.S.      of U.S.
                  Government)       Government)      Government   Government
--------------------------------------------------------------------------------
  LCEF.........    $219,510          $145,026         $    --      $     --
  FF ...........     92,199            82,795              --            --
  EIF ..........    199,209           209,124              --       580,243
  SCOF.........     125,594           132,378              --            --
  SCEF.........     407,626           497,834              --            --
  BF ...........     82,826            74,120          58,040        32,385

4. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 1999 are as follows (in thousands):

                                    Gross           Gross
                    Aggregate     unrealized      unrealized   Net unrealized
                      cost       appreciation    depreciation   appreciation
--------------------------------------------------------------------------------
    LCEF.........  $ 204,673        $52,386       $ (5,878)        $46,508
    FF ..........     43,522          5,299         (1,143)          4,156
    EIF .........     94,327         13,008         (2,651)         10,357
    SCOF.........    119,996         38,430         (6,696)         31,734
    SCEF.........    346,214         96,430        (17,283)         79,147
    BF ..........    127,432         22,193         (6,398)         15,795

At October 31, 1999, FF had a capital loss carryover of approximately $3,529,000, which will be available to offset capital gains arising through October 31, 2006 and 2007. SCOF had a net capital loss carryover of approximately $2,972,000, which will be available to offset capital gains arising through October 31, 2006. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.


5. Retirement Plan

The Funds have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Funds who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended October 31, 1999, included in Trustees Fees and Expenses in the Statement of Operations, and accrued pension liability included in other accrued liabilities in the Statement of Assets and Liabilities were as follows (in thousands):

                                                  Accrued
                            Pension               Pension
                            Expenses              Liability
--------------------------------------------------------------------------------
   GIF ..........             $19                   $85
   CGF ..........              11                    48
   LCEF .........               3                    12
   FF ...........               1                     1
   EIF ..........               2                     5
   SCOF .........               3                     5
   SCEF .........               9                    33
   BF ...........               2                     8

6. Bank Borrowings

The LCEF, FF, EIF, SCOF, SCEF and BF may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments. The Funds have entered into an agreement, enabling them to participate with other Chase Vista Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.35%. The Funds also pay a commitment fee of 0.075% per annum on the average daily amount of the available commitment, which is allocated, on a pro-rata basis to the funds. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand.

The Funds had no borrowings outstanding at October 31, 1999, nor at anytime during the year.

--------------------------------------------------------------------------------
CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                       Core Equity Fund
                                                                             ----------------------------------------
                                                                              Class A        Class B         Class C
                                                                             ----------     ----------      ---------
                                                                             08/12/99**     08/12/99**      08/13/99*
                                                                              Through        Through         Through
                                                                              10/31/99       10/31/99       10/31/99
                                                                             ----------     ----------      ---------
Per share operating performance
Net asset value, beginning of period .....................................     $10.00         $10.00          $10.12
                                                                               -------        -------         -------
Income from investment operations:
 Net investment income ...................................................       --           (0.01)          (0.01)
 Net gains or losses on investments (both realized and unrealized) .......      0.47           0.47            0.35
                                                                               -------        -------         -------
  Total from investment operations .......................................      0.47           0.46            0.34
                                                                               -------        -------         -------
Net asset value, end of period ...........................................     $10.47         $10.46          $10.46
                                                                               =======        =======         =======
Total return (1) .........................................................      4.70%          4.60%           3.36%
Ratios/supplemental data:
 Net assets, end of period (millions) ....................................     $   7          $   6           $   2
Ratios to average net assets:#
 Expenses ................................................................      1.21%          1.94%           1.94%
 Net investment income ...................................................     (0.35%)        (1.08%)         (1.06%)
 Expenses without waivers and reimbursements .............................      7.08%          7.45%           8.25%
 Net investment income without waivers and reimbursements ................     (6.22%)        (6.59%)         (7.37%)
---------------------------------------------------------------------------------------------------------------------

                                                                                         Equity Growth Fund
                                                                              ---------------------------------------
                                                                               Class A        Class B       Class C
                                                                              ----------     ---------     ---------
                                                                              08/12/99**     08/13/99*     08/20/99*
                                                                               Through        Through       Through
                                                                               10/31/99       10/31/99      10/31/99
                                                                              ----------     ----------    ---------
Per share operating performance
Net asset value, beginning of period .....................................      $10.00         $10.00        $ 9.96
                                                                                -------        -------       -------
Income from investment operations:
 Net investment income ...................................................        --           (0.01)        (0.01)
 Net gains or losses on investments (both realized and unrealized) .......       0.53           0.52          0.56
                                                                                -------        -------       -------
  Total from investment operations .......................................       0.53           0.51          0.55
                                                                                -------        -------       -------
Net asset value, end of period ...........................................      $10.53         $10.51        $10.51
                                                                                =======        =======       =======
Total return (1) .........................................................       5.30%          5.10%         5.52%
Ratios/supplemental data:
 Net assets, end of period (millions) ....................................      $   8          $  11         $   1
Ratios to average net assets:#
 Expenses ................................................................       1.21%          1.93%         1.95%
 Net investment income ...................................................      (0.54%)        (1.19%)       (1.25%)
 Expenses without waivers and reimbursements .............................       5.70%          5.88%         5.97%
 Net investment income without waivers and reimbursements ................      (5.03%)        (5.14%)       (5.27%)
--------------------------------------------------------------------------------------------------------------------

  * Commencement of offering class of shares.
 ** Commencement of operations.
(1) Total return figures do not include the effect of any front-end sales load. # Short periods have been annualized.


                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                             Growth and Income Fund
                                                       ------------------------------------------------------------------
                                                                                    Class A
                                                       ------------------------------------------------------------------
                                                                                   Year Ended
                                                       ------------------------------------------------------------------
                                                        10/31/99      10/31/98      10/31/97      10/31/96      10/31/95
                                                        --------      --------      --------      --------      --------
Per share operating performance
Net asset value, beginning of period ................. $  43.24      $  46.21      $  39.21      $  34.96       $  30.26
                                                       ---------     ---------     ---------     ---------      ---------
Income from investment operations:
 Net investment income ...............................    0.18@         0.19@         0.35@          0.60           0.61
 Net gains or losses in securities
 (both realized and unrealized) ......................     5.07          3.59         10.18          5.96           4.71
                                                       ---------     ---------     ---------     ---------      ---------
  Total from investment operations ...................     5.25          3.78         10.53          6.56           5.32
                                                       ---------     ---------     ---------     ---------      ---------
Distributions to shareholders from:
 Dividends from net investment income ................     0.17          0.19          0.38          0.55           0.62
 Distributions from capital gains ....................     4.67          6.56          3.15          1.76             --
                                                       ---------     ---------     ---------     ---------      ---------
  Total dividends and distributions ..................     4.84          6.75          3.53          2.31           0.62
                                                       ---------     ---------     ---------     ---------      ---------
Net asset value, end of period ....................... $  43.65      $  43.24      $  46.21      $  39.21       $  34.96
                                                       =========     =========     =========     =========      =========
Total return (1) .....................................    12.82%         9.09%        28.84%        19.60%         17.79%
Ratios/supplemental data:
 Net assets, end of period (in millions) ............. $  1,385      $  1,499      $  1,497      $  1,591       $  1,521
Ratios to average net assets:
 Expenses ............................................     1.26%         1.25%         1.27%         1.32%          1.43%
 Net investment income ...............................     0.41%         0.44%         0.82%         1.46%          1.93%
 Expenses without waivers and reimbursements .........     1.26%         1.25%         1.27%         1.32%          1.45%
 Net investment income without waivers and
 reimbursements ......................................     0.41%         0.44%         0.82%         1.46%          1.91%
------------------------------------------------------------------------------------------------------------------------
                                                                                    Class B
                                                       ------------------------------------------------------------------
                                                                                   Year Ended
                                                       ------------------------------------------------------------------
                                                        10/31/99      10/31/98      10/31/97      10/31/96      10/31/95
                                                        --------      --------      --------      --------      --------
Per share operating performance
Net asset value, beginning of period ................. $  42.92      $  45.96      $  39.02      $  34.81       $  30.12
                                                       --------      --------      ---------     ---------      ---------
Income from investment operations:
 Net investment income ...............................    (0.04)@       (0.02)@        0.13@         0.37           0.46
 Net gains or losses in securities
 (both realized and unrealized) ......................     5.04          3.54         10.13          5.98           4.70
                                                       --------      --------      ---------     ---------      ---------
  Total from investment operations ...................     5.00          3.52         10.26          6.35           5.16
                                                       --------      --------      ---------     ---------      ---------
Distributions to shareholders from:
 Dividends from net investment income ................       --            --          0.17          0.38           0.47
 Distributions from capital gains ....................     4.67          6.56          3.15          1.76             --
                                                       --------      --------      ---------     ---------      ---------
  Total dividends and distributions ..................     4.67          6.56          3.32          2.14           0.47
                                                       --------      --------      ---------     ---------      ---------
Net asset value, end of period ....................... $  43.25      $  42.92      $  45.96      $  39.02       $  34.81
                                                       ========      ========      =========     =========      =========
Total return (1) .....................................    12.29%         8.52%        28.20%        19.02%         17.21%
Ratios/supplemental data:
 Net assets, end of period (in millions) ............. $    528      $    542      $    489      $    370       $    274
Ratios to average net assets:
 Expenses ............................................     1.76%         1.75%         1.77%         1.81%          1.93%
 Net investment income ...............................    (0.09%)       (0.06%)        0.31%         0.95%          1.38%
 Expenses without waivers and reimbursements .........     1.76%         1.75%         1.77%         1.81%          1.94%
 Net investment income without waivers and
 reimbursements ......................................    (0.09%)       (0.06%)        0.31%         0.95%          1.37%
------------------------------------------------------------------------------------------------------------------------

@   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end sales load.

                       See notes to financial statements.

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

                                                                             Growth and Income Fund
                                                                           ---------------------------
                                                                                     Class C
                                                                           --------------------------
                                                                              Year         01/02/98**
                                                                             Ended          Through
                                                                            10/31/99       10/31/98
                                                                           ----------      ----------
Per share operating performance
Net asset value, beginning of period .....................................   $42.13          $41.64
                                                                             ------          ------
Income from investment operations:
 Net investment income ...................................................    (0.03)@         (0.02)@
 Net gains or losses in securities (both realized and unrealized) ........     4.94            0.68
                                                                             ------          ------
  Total from investment operations .......................................     4.91            0.66
                                                                             ------          ------
Distributions to shareholders from:
 Dividends from net investment income ....................................     0.03            0.09
 Distributions from capital gains ........................................     4.67            0.08
                                                                             ------          ------
  Total dividends and distributions ......................................     4.70            0.17
                                                                             ------          ------
Net asset value, end of period ...........................................   $42.34          $42.13
                                                                             ======          ======
Total return (1) .........................................................    12.29%           1.55%
Ratios/supplemental data:
 Net assets, end of period (in millions) .................................   $   10          $    5
Ratios to average net assets:#
 Expenses ................................................................     1.76%           1.72%
 Net investment income ...................................................    (0.07%)         (0.05%)
 Expenses without waivers and reimbursements .............................     1.76%           1.72%
 Net investment income without waivers and reimbursements ................    (0.07%)         (0.05%)
-----------------------------------------------------------------------------------------------------
                                                                                                  Class I
                                                                            --------------------------------------------------
                                                                                        Year Ended                   01/25/96*
                                                                            -------------------------------------     Through
                                                                             10/31/99      10/31/98    10/31/97      10/31/96
                                                                            ----------     --------    --------     ----------
Per share operating performance
Net asset value, beginning of period .....................................    $43.43       $46.35       $39.26        $34.80
                                                                              -------      -------      -------       -------
Income from investment operations:
 Net investment income ...................................................      0.35@        0.43@        0.52@         0.47
 Net gains or losses in securities (both realized and unrealized) ........      5.12         3.50        10.20          4.46
                                                                              -------      -------      -------       -------
  Total from investment operations .......................................      5.47         3.93        10.72          4.93
                                                                              -------      -------      -------       -------
Distributions to shareholders from:
 Dividends from net investment income ....................................      0.34         0.29         0.48          0.47
 Distributions from capital gains ........................................      4.67         6.56         3.15            --
                                                                              -------      -------      -------       -------
  Total dividends and distributions ......................................      5.01         6.85         3.63          0.47
                                                                              -------      -------      -------       -------
Net asset value, end of period ...........................................    $43.89       $43.43       $46.35        $39.26
                                                                              =======      =======      =======       =======
Total return (1) .........................................................     13.30%        9.44%       29.37%        13.39%
Ratios/supplemental data:
 Net assets, end of period (in millions) .................................    $   15       $   24       $  522        $   28
Ratios to average net assets:#
 Expenses ................................................................      0.85%        0.85%        0.86%         1.24%
 Net investment income ...................................................      0.80%        0.95%        1.21%         1.73%
 Expenses without waivers and reimbursements .............................      0.85%        0.85%        0.86%         1.24%
 Net investment income without waivers and reimbursements ................      0.80%        0.95%        1.21%         1.73%
-----------------------------------------------------------------------------------------------------------------------------

 ** Commencement of offering class of shares.
 @  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end sales load. # Short periods have been annualized.

                       See notes to financial statements.

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

                                                                            Capital Growth Fund
                                                       ---------------------------------------------------------------
                                                                                   Class A
                                                       ---------------------------------------------------------------
                                                                                 Year Ended
                                                       ---------------------------------------------------------------
                                                        10/31/99     10/31/98     10/31/97      10/31/96     10/31/95
                                                       ---------     --------     --------      --------     --------
Per share operating performance
Net asset value, beginning of period .................  $41.22        $46.76       $41.60        $35.65       $32.17
                                                        ------        ------       ------        -------      -------
Income from investment operations:
 Net investment income ...............................   (0.20)@       (0.12)       (0.02)@        0.15         0.19
 Net gains or losses in securities
 (both realized and unrealized) ......................    5.75         (0.52)       10.13          7.27         4.16
                                                        ------        ------       ------        -------      -------
  Total from investment operations ...................    5.55         (0.64)       10.11          7.42         4.35
                                                        ------        ------       ------        -------      -------
Distributions to shareholders from:
 Dividends from net investment income ................      --            --         0.15          0.12         0.19
 Distributions from capital gains ....................    3.92          4.90         4.80          1.35         0.68
                                                        ------        ------       ------        -------      -------
  Total dividends and distributions ..................    3.92          4.90         4.95          1.47         0.87
                                                        ------        ------       ------        -------      -------
Net asset value, end of period .......................  $42.85        $41.22       $46.76        $41.60       $35.65
                                                        ======        ======       ======        =======      =======
Total return (1) .....................................   14.30%        (1.60%)      26.47%        21.48%       13.89%
Ratios/supplemental Data:
 Net assets, end of period (in millions) .............  $  577        $  728       $  839        $  768       $  748
Ratios to average net assets:
 Expenses ............................................    1.30%         1.27%        1.31%         1.37%        1.51%
 Net investment income ...............................   (0.48%)       (0.24%)      (0.05%)        0.39%        0.54%
 Expenses without waivers and reimbursements .........    1.30%         1.27%        1.31%         1.37%        1.53%
 Net investment income without waivers and
 reimbursements ......................................   (0.48%)       (0.24%)      (0.05%)        0.39%        0.52%
---------------------------------------------------------------------------------------------------------------------
                                                                            Capital Growth Fund
                                                       ---------------------------------------------------------------
                                                                                   Class B
                                                       ---------------------------------------------------------------
                                                                                 Year Ended
                                                       ---------------------------------------------------------------
                                                        10/31/99     10/31/98     10/31/97      10/31/96     10/31/95
                                                       ---------     --------     --------      --------     --------
Per share operating performance
Net asset value, beginning of period .................  $40.38        $46.11       $41.21        $35.39       $32.03
                                                        ------        ------       ------        ------       -------
Income from investment operations:
 Net investment income ...............................   (0.40)@       (0.29)       (0.23)@       (0.08)        0.04
 Net gains or losses in securities
 (both realized and unrealized) ......................    5.61         (0.54)       10.01          7.25         4.10
                                                        ------        ------       ------        ------       -------
  Total from investment operations ...................    5.21         (0.83)        9.78          7.17         4.14
                                                        ------        ------       ------        ------       -------
Distributions to shareholders from:
 Dividends from net investment income ................      --            --         0.08            --         0.11
 Distributions from capital gains ....................    3.92          4.90         4.80          1.35         0.67
                                                        ------        ------       ------        ------       -------
  Total dividends and distributions ..................    3.92          4.90         4.88          1.35         0.78
                                                        ------        ------       ------        ------       -------
Net asset value, end of period .......................  $41.67        $40.38       $46.11        $41.21       $35.39
                                                        ======        ======       ======        ======       =======
Total return (1) .....................................   13.71%        (2.08%)      25.85%        20.88%       13.34%
Ratios/supplemental Data:
 Net assets, end of period (in millions) .............  $  338        $  405       $  422        $  334       $  260
Ratios to average net assets:
 Expenses ............................................    1.80%         1.77%        1.81%         1.87%        2.01%
 Net investment income ...............................   (0.98%)       (0.74%)      (0.56%)       (0.21%)       0.02%
 Expenses without waivers and reimbursements .........    1.80%         1.77%        1.81%         1.87%        2.02%
 Net investment income without waivers and
 reimbursements ......................................   (0.98%)       (0.74%)      (0.56%)       (0.21%)       0.01%
---------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end sales load.

                       See notes to financial statements.

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

                                                                             Capital Growth Fund
                                                                           ------------------------
                                                                                    Class C
                                                                           ------------------------
                                                                             Year        01/02/98**
                                                                            Ended         Through
                                                                           10/31/99       10/31/98
                                                                           --------      ----------
Per share operating performance
Net asset value, beginning of period .....................................  $40.03         $42.81
                                                                            ------         ------
Income from investment operations:
 Net investment income ...................................................   (0.39)@        (0.09)
 Net gains or losses in securities (both realized and unrealized) ........    5.59          (2.69)
                                                                            ------         ------
  Total from investment operations .......................................    5.20          (2.78)
                                                                            ------         ------
Distributions to shareholders from:
 Dividends from net investment income ....................................      --             --
 Distributions from capital gains ........................................    3.92             --
                                                                            ------         ------
  Total dividends and distributions ......................................    3.92             --
                                                                            ------         ------
Net asset value, end of period ...........................................  $41.31         $40.03
                                                                            ======         ======
Total return (1) .........................................................   13.81%         (6.49%)
Ratios/supplemental data:
 Net assets, end of period (in millions) .................................  $    6         $    4
Ratios to average net assets:#
 Expenses ................................................................    1.80%          1.73%
 Net investment income ...................................................   (0.97%)        (0.59%)
 Expenses without waivers and reimbursements .............................    1.80%          1.73%
 Net investment income without waivers and reimbursements ................   (0.97%)        (0.59%)
---------------------------------------------------------------------------------------------------
                                                                                            Capital Growth Fund
                                                                           ----------------------------------------------------
                                                                                                  Class I
                                                                           ----------------------------------------------------
                                                                                         Year Ended                  01/25/96**
                                                                           --------------------------------------     Through
                                                                             10/31/99     10/31/98      10/31/97      10/31/96
                                                                             --------     --------      --------     ----------
Per share operating performance
Net asset value, beginning of period .....................................    $41.53       $46.90        $41.65        $35.26
                                                                              ------       ------        -------       -------
Income from investment operations:
 Net investment income ...................................................     (0.05)@       0.07          0.13@         0.17
 Net gains or losses in securities (both realized and unrealized) ........      5.80        (0.54)        10.17          6.34
                                                                              ------       ------        -------       -------
  Total from investment operations .......................................      5.75        (0.47)        10.30          6.51
                                                                              ------       ------        -------       -------
Distributions to shareholders from:
 Dividends from net investment income ....................................        --           --          0.25          0.12
 Distributions from capital gains ........................................      3.92         4.90          4.80            --
                                                                              ------       ------        -------       -------
  Total dividends and distributions ......................................      3.92         4.90          5.05          0.12
                                                                              ------       ------        -------       -------
Net asset value, end of period ...........................................    $43.36       $41.53        $46.90        $41.65
                                                                              ======       ======        =======       =======
Total return (1) .........................................................     14.71%       (1.20%)       26.98%        18.13%
Ratios/supplemental data:
 Net assets, end of period (in millions) .................................    $   18       $   52        $   52        $   32
Ratios to average net assets:#
 Expenses ................................................................      0.92%        0.91%         0.91%         1.25%
 Net investment income ...................................................     (0.11%)       0.11%         0.31%         0.81%
 Expenses without waivers and reimbursements .............................      0.99%        0.91%         0.91%         1.25%
 Net investment income without waivers and reimbursements ................     (0.18%)       0.11%         0.31%         0.81%
-----------------------------------------------------------------------------------------------------------------------------

 ** Commencement of offering class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end sales load. # Short periods have been annualized.

                       See notes to financial statements.

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

                                                              Large Cap Equity Fund (2)
                                                          ----------------------------------
                                                                       Class A
                                                          ----------------------------------
                                                                      Year Ended
                                                          ----------------------------------
                                                          10/31/99     10/31/98     10/31/97
                                                          --------     --------     --------
Per share operating performance
Net asset value, beginning of period .................     $15.09       $14.83       $13.25
                                                           ------       ------       ------
 Income from investment operations:
 Net investment income ...............................       0.13         0.12         0.11
 Net gains or losses in securities (both realized and
 unrealized) .........................................       2.06         1.92         3.45
                                                           ------       ------       ------
  Total from investment operations ...................       2.19         2.04         3.56
                                                           ------       ------       ------
Distributions to shareholders from:
 Dividends from net investment income ................       0.13         0.12         0.09
 Distributions from capital gains ....................       0.95         1.66         1.89
                                                           ------       ------       ------
  Total dividends and distributions ..................       1.08         1.78         1.98
                                                           ------       ------       ------
Net asset value, end of period .......................     $16.20       $15.09       $14.83
                                                           ======       ======       ======
Total return (1) .....................................      14.96%       15.15%       30.69%
Ratios/supplemental data:
 Net assets, end of period (in millions)                   $   69       $   50       $   44
Ratios to average net assets:#
 Expenses ............................................       0.80%        0.85%        1.13%
 Net investment income ...............................       0.80%        0.81%        0.61%
 Expenses without waivers and reimbursements .........       1.30%        1.35%        1.63%
 Net investment income without waivers and
 reimbursements ......................................       0.30%        0.31%        0.11%
Portfolio turnover rate ..............................         70%          72%          72%
--------------------------------------------------------------------------------------------
                                                                            Large Cap Equity Fund (2)
                                                          ------------------------------------------------------------
                                                          Class A                          Class B
                                                         ----------    -----------------------------------------------
                                                          5/8/96**                 Year Ended                 5/7/96**
                                                          Through      ---------------------------------      Through
                                                          10/31/96     10/31/99     10/31/98     10/31/97     10/31/96
                                                         ---------     --------     --------     --------     --------
Per share operating performance
Net asset value, beginning of period .................     $12.06       $15.02       $14.76       $13.22       $12.06
                                                           ------       ------       ------       ------       ------
 Income from investment operations:
 Net investment income ...............................       0.05         0.07         0.05         0.07         0.05
 Net gains or losses in securities (both realized and
 unrealized) .........................................       1.21         2.03         1.92         3.42         1.19
                                                           ------       ------       ------       ------       ------
  Total from investment operations ...................       1.26         2.10         1.97         3.49         1.24
                                                           ------       ------       ------       ------       ------
Distributions to shareholders from:
 Dividends from net investment income ................       0.07         0.07         0.05         0.06         0.08
 Distributions from capital gains ....................        --          0.95         1.66         1.89           --
                                                           ------       ------       ------       ------       ------
  Total dividends and distributions ..................       0.07         1.02         1.71         1.95         0.08
                                                           ------       ------       ------       ------       ------
Net asset value, end of period .......................     $13.25       $16.10       $15.02       $14.76       $13.22
                                                           ======       ======       ======       ======       ======
Total return (1) .....................................      10.84%      14.38%       14.71%       30.15%        6.66%
Ratios/supplemental data:
 Net assets, end of period (in millions)                   $    8       $   35       $   10       $    5       $    1
Ratios to average net assets:#
 Expenses ............................................       1.38%       1.29%        1.35%        1.59%        1.88%
 Net investment income ...............................       0.84%       0.28%        0.31%        0.15%        0.14%
 Expenses without waivers and reimbursements .........       1.87%       1.79%        1.85%        2.09%        2.38%
 Net investment income without waivers and
 reimbursements ......................................       0.35%      (0.22%)      (0.19%)      (0.35%)      (0.36%)
Portfolio turnover rate ..............................         89%         70%          72%          72%          89%
--------------------------------------------------------------------------------------------------------------------

 ** Commencement of offering of class of shares.
(1) Total return figures do not include the effect of any front-end sales load.
(2) Formerly known as the Vista Equity Fund.
 #  Short periods have been annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                                            Large Cap Equity Fund (2)
                                                                          -----------------------------
                                                                           Class C           Class I
                                                                          ----------      -------------
                                                                          11/11/98**        Year Ended
                                                                           Through        -------------
                                                                           10/31/99          10/31/99
                                                                           --------       -------------
Per share operating performance
Net asset value, beginning of period .....................................  $15.21            $15.15
                                                                            ------            ------
 Income from investment operations:
 Net investment income ...................................................    0.07              0.19
 Net gains or losses in securities (both realized and unrealized) ........    1.79              2.07
                                                                            ------            ------
  Total from investment operations ..................................... ..   1.86              2.26
                                                                            ------            ------
Distributions to shareholders from:
 Dividends from net investment income ....................................    0.09              0.19
 Distributions from capital gains ........................................    0.95              0.95
                                                                            ------            ------
  Total dividends and distributions ......................................    1.04              1.14
                                                                            ------            ------
Net asset value, end of period ...........................................  $16.03            $16.27
                                                                            ======            ======
Total return (1) .........................................................   12.62%            15.37%
Ratios/supplemental data:
 Net assets, end of period (in millions)                                    $    1            $  147
Ratios to average net assets:#
 Expenses ................................................................    1.29%             0.42%
 Net investment income ...................................................    0.24%             1.18%
 Expenses without waivers and reimbursements .............................    1.79%             0.92%
 Net investment income without waivers and reimbursements ................   (0.26%)            0.68%
Portfolio turnover rate ..................................................      70%               70%
-----------------------------------------------------------------------------------------------------
                                                                                         Large Cap Equity Fund (2)
                                                                              -----------------------------------------------
                                                                                                  Class I
                                                                              -----------------------------------------------
                                                                                                Year Ended
                                                                              -----------------------------------------------

                                                                              10/31/98     10/31/97     10/31/96     10/31/95
                                                                              --------     --------     --------     --------
Per share operating performance
Net asset value, beginning of period .....................................     $14.85       $13.27       $12.24       $13.16
                                                                               ------       ------       ------       ------
 Income from investment operations:
 Net investment income ...................................................       0.18         0.18         0.23         0.28
 Net gains or losses in securities (both realized and unrealized) ........       1.95         3.47         2.59         1.74
                                                                               ------       ------       ------       ------
  Total from investment operations .......................................       2.13         3.65         2.82         2.02
                                                                               ------       ------       ------       ------
Distributions to shareholders from:
 Dividends from net investment income ....................................       0.17         0.18         0.22         0.28
 Distributions from capital gains ........................................       1.66         1.89         1.57         2.66
                                                                               ------       ------       ------       ------
  Total dividends and distributions ......................................       1.83         2.07         1.79         2.94
                                                                               ------       ------       ------       ------
Net asset value, end of period ...........................................     $15.15       $14.85       $13.27       $12.24
                                                                               ======       ======       ======       ======
Total return (1) .........................................................      15.82%       31.50%       25.65%       20.41%
Ratios/supplemental data:
 Net assets, end of period (in millions)                                       $  117       $  107       $   99       $   55
Ratios to average net assets:#
 Expenses ................................................................       0.47%        0.50%        0.40%        0.31%
 Net investment income ...................................................       1.19%        1.32%        1.86%        2.41%
 Expenses without waivers and reimbursements .............................       0.97%        1.00%        0.96%        0.90%
 Net investment income without waivers and reimbursements ................       0.69%        0.82%        1.30%        1.82%
Portfolio turnover rate ..................................................         72%          72%          89%          45%
----------------------------------------------------------------------------------------------------------------------------

 ** Commencement of offering of class of shares.
(1) Total return figures do not include the effect of any front-end sales load.
(2) Formerly known as the Vista Equity Fund.
 #  Short periods have been annualized.

                       See notes to financial statements.

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

                                                                              Focus Fund
                                                          --------------------------------------------------
                                                                 Class A                     Class B
                                                          ---------------------     ------------------------
                                                            Year       06/30/98*       Year        06/30/98*
                                                            Ended       Through        Ended       Through
                                                          10/31/99     10/31/98      10/31/99      10/31/98
                                                          --------     ---------     --------      --------
Per share operating performance
Net asset value, beginning of period .................      $9.40        $10.00        $9.38        $10.00
                                                            -----        ------        -----        ------
Income from investment operations:
 Net investment income ...............................       0.01@         0.01        (0.05)@          --
 Net gains or losses in securities
 (both realized and unrealized) ......................       0.43         (0.61)        0.44         (0.62)
                                                            -----        ------        -----        ------
  Total from investment operations ...................       0.44         (0.60)        0.39         (0.62)
                                                            -----        ------        -----        ------
Distributions to shareholders from:
 Dividends from net investment income ................       0.01            --           --            --
 Distributions from capital gains ....................         --            --           --            --
                                                            -----        ------        -----        ------
  Total dividends and distributions ..................       0.01            --           --            --
                                                            -----        ------        -----        ------
Net asset value, end of period .......................      $9.83        $ 9.40    $    9.77    $     9.38
                                                            =====        ======        =====        ======
Total return (1) .....................................       4.67%        (6.00%)       4.16%        (6.20%)
Ratios/supplemental data:
 Net assets, end of period (in millions) .............      $  17        $   18        $  22        $   18
Ratios to average net assets:#
 Expenses ............................................       1.25%         1.25%        1.84%         1.85%
 Net investment income ...............................       0.07%         0.48%       (0.51%)       (0.15%)
 Expenses without waivers and reimbursements .........       1.81%         2.05%        2.30%         2.54%
 Net investment income without waivers and
 reimbursements ......................................      (0.49%)       (0.32%)      (0.97%)       (0.84%)
Portfolio turnover rate ..............................        173%           33%         173%           33%



                                                                              Focus Fund
                                                          --------------------------------------------------
                                                                 Class C                     Class I
                                                          ---------------------     ------------------------
                                                            Year       06/30/98*       Year        06/30/98*
                                                            Ended       Through        Ended       Through
                                                          10/31/99     10/31/98      10/31/99      10/31/98
                                                          --------     ---------     --------      --------
Per share operating performance
Net asset value, beginning of period .................      $9.38        $10.00        $9.40        $10.00
                                                            -----        ------        -----        ------
Income from investment operations:
 Net investment income ...............................      (0.05)@          --         0.03@         0.02
 Net gains or losses in securities
 (both realized and unrealized) ......................       0.43         (0.62)        0.45         (0.62)
                                                            -----        ------        -----        ------
  Total from investment operations ...................       0.38         (0.62)        0.48         (0.60)
                                                            -----        ------        -----        ------
Distributions to shareholders from:
 Dividends from net investment income ................         --            --         0.02            --
 Distributions from capital gains ....................         --            --           --            --
                                                            -----        ------        -----        ------
  Total dividends and distributions ..................         --            --         0.02            --
                                                            -----        ------        -----        ------
Net asset value, end of period .......................      $9.76        $ 9.38        $9.86        $ 9.40
                                                            =====        ======        =====        ======
Total return (1) .....................................       4.05%        (6.20%)       5.05%        (6.00%)
Ratios/supplemental data:
 Net assets, end of period (in millions) .............      $   7        $    4        $   1        $    1
Ratios to average net assets:#
 Expenses ............................................       1.84%         1.85%        1.00%         1.00%
 Net investment income ...............................      (0.55%)       (0.14%)       0.33%         0.78%
 Expenses without waivers and reimbursements .........       2.29%         2.55%     1007.71%         1.80%
 Net investment income without waivers and
 reimbursements ......................................      (1.00%)       (0.84%)   (1006.38%)       (0.02%)
Portfolio turnover rate ..............................        173%           33%         173%           33%
----------------------------------------------------------------------------------------------------------

 *  Commencement of operations.
 @  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end sales load. # Short periods have been annualized.


                       See notes to financial statements.

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

                                                                          Equity Income Fund
                                                      ------------------------------------------------------------
                                                                               Class A
                                                      ------------------------------------------------------------
                                                                              Year Ended
                                                      ------------------------------------------------------------
                                                      10/31/99     10/31/98     10/31/97     10/31/96     10/31/95
                                                      --------     --------     --------     --------     --------
Per share operating performance
Net asset value, beginning of period .............     $19.07       $19.23       $15.98       $13.39       $12.12
                                                       ------       ------       ------       ------       ------
Income from investment operations:
 Net investment income ...........................       0.15         0.22         0.26         0.35         0.35
 Net gains or losses in securities
 (both realized and unrealized) ..................       2.12         1.07         4.71         3.43         1.70
                                                       ------       ------       ------       ------       ------
  Total from investment operations ...............       2.27         1.29         4.97         3.78         2.05
                                                       ------       ------       ------       ------       ------
Distributions to shareholders from:
 Dividends from net investment income ............       0.17         0.27         0.23         0.33         0.37
 Distributions from capital gains ................       0.11         1.18         1.49         0.86         0.41
                                                       ------       ------       ------       ------       ------
  Total dividends and distributions ..............       0.28         1.45         1.72         1.19         0.78
                                                       ------       ------       ------       ------       ------
Net asset value, end of period ...................     $21.06       $19.07       $19.23       $15.98       $13.39
                                                       ======       ======       ======       ======       ======
Total return (1) .................................      11.92%        6.90%       33.66%       29.79%       17.97%
Ratios/supplemental data:
 Net assets, end of period (in millions) .........     $   65       $   80       $   47       $   17       $   12
Ratios to average net assets:#
 Expenses ........................................       1.45%        1.46%        1.50%        1.50%        1.50%
 Net investment income ...........................       0.70%        1.20%        1.65%        2.41%        2.81%
 Expenses without waivers and
 reimbursements ..................................       1.45%        1.46%        1.70%        2.32%        2.19%
 Net investment income without waivers
 and reimbursements ..............................       0.70%        1.20%        1.45%        1.59%        2.12%
Portfolio turnover rate ..........................        172%         160%          75%         114%          91%

                                                                           Equity Income Fund
                                                      --------------------------------------------------------------
                                                                   Class B                           Class C
                                                      ------------------------------------    ----------------------
                                                                 Year Ended                   05/07/96**      Year
                                                      ------------------------------------     Through       Ended
                                                      10/31/99     10/31/98     10/31/97       10/31/96     10/31/99
                                                      --------     --------     --------      ----------    --------
Per share operating performance
Net asset value, beginning of period .............     $18.92       $19.09       $15.92         $14.56       $18.91
                                                       ------       ------       ------         ------       ------
Income from investment operations:
 Net investment income ...........................       0.04         0.14         0.22           0.13         0.05
 Net gains or losses in securities
 (both realized and unrealized) ..................       2.10         1.05         4.62           1.38         2.09
                                                       ------       ------       ------         ------       ------
  Total from investment operations ...............       2.14         1.19         4.84           1.51         2.14
                                                       ------       ------       ------         ------       ------
Distributions to shareholders from:
 Dividends from net investment income ............       0.07         0.18         0.18           0.15         0.07
 Distributions from capital gains ................       0.11         1.18         1.49             --         0.11
                                                       ------       ------       ------         ------       ------
  Total dividends and distributions ..............       0.18         1.36         1.67           0.15         0.18
                                                       ------       ------       ------         ------       ------
Net asset value, end of period ...................     $20.88       $18.92       $19.09         $15.92       $20.87
                                                       ======       ======       ======         ======       ======
Total return (1) .................................      11.31%        6.42%       32.87%         10.43%       11.35%
Ratios/supplemental data:
 Net assets, end of period (in millions) .........     $   28       $   26       $   15         $    1      $     7
Ratios to average net assets:#
 Expenses ........................................       1.94%        1.96%        2.11%          2.25%        1.94%
 Net investment income ...........................       0.20%        0.70%        1.06%          1.75%        0.20%
 Expenses without waivers and
 reimbursements ..................................       1.94%        1.96%        2.13%          2.75%        1.94%
 Net investment income without waivers
 and reimbursements ..............................       0.20%        0.70%        1.04%          1.25%        0.20%
Portfolio turnover rate ..........................        172%         160%          75%           114%         172%


                                                   Equity Income Fund
                                                   ------------------
                                                        Class C
                                                       ----------
                                                       01/08/98**
                                                        Through
                                                        10/31/98
                                                       ----------
Per share operating performance
Net asset value, beginning of period .............       $18.62
                                                         ------
Income from investment operations:
 Net investment income ...........................         0.09
 Net gains or losses in securities
 (both realized and unrealized) ..................         0.31
                                                         ------
  Total from investment operations ...............         0.40
                                                         ------
Distributions to shareholders from:
 Dividends from net investment income ............         0.11
 Distributions from capital gains ................           --
                                                         ------
  Total dividends and distributions ..............         0.11
                                                         ------
Net asset value, end of period ...................       $18.91
                                                         ======
Total return (1) .................................         2.13%
Ratios/supplemental data:
 Net assets, end of period (in millions) .........       $    4
Ratios to average net assets:#
 Expenses ........................................         1.95%
 Net investment income ...........................         0.56%
 Expenses without waivers and
 reimbursements ..................................         1.95%
 Net investment income without waivers
 and reimbursements ..............................         0.56%
Portfolio turnover rate ..........................          160%
-----------------------------------------------------------------

 ** Commencement of offering class of shares.
(1) Total return figures do not include the effect of any front-end sales load. # Short periods have been annualized.

                       See notes to financial statements.

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

                                                                Small Cap Opportunities Fund
                                                   -----------------------------------------------------
                                                                  Class A                     Class B
                                                   ---------------------------------------  ------------
                                                          Year Ended           05/19/97*     Year Ended
                                                   -------------------------    Through     ------------
                                                     10/31/99     10/31/98      10/31/97      10/31/99
                                                     --------     --------     ---------    ------------
Per share operating performance
Net asset value, beginning of period .............     $12.79       $13.85        $10.00       $12.67
                                                       ------       ------        ------       ------
Income from investment operations:
 Net investment income ...........................      (0.15)       (0.09)        (0.04)       (0.27)
 Net gains or losses in securities
 (both realized and unrealized) ..................       3.34        (0.97)         3.89         3.31
                                                       ------       ------        ------       ------
 Total from investment operations ................       3.19        (1.06)         3.85         3.04
                                                       ------       ------        ------       ------
Distributions to shareholders from:
 Dividends from net investment income ............         --           --            --           --
 Distributions from capital gains ................         --           --            --           --
                                                       ------       ------        ------       ------
  Total dividends and distributions ..............         --           --            --           --
                                                       ------       ------        ------       ------
Net asset value, end of period ...................     $15.98       $12.79        $13.85       $15.71
                                                       ======       ======        ======       ======
Total return (1) .................................      24.94%       (7.65%)       38.50%       23.99%
Ratios/supplemental data:
 Net assets, end of period (in millions) .........     $   78       $   62        $   43       $   66
Ratios to average net assets:#
 Expenses ........................................       1.49%        1.50%         1.49%        2.23%
 Net investment income ...........................      (0.95%)      (0.91%)       (1.16%)      (1.69%)
 Expenses without waivers and
 reimbursements ..................................       1.89%        1.83%         2.38%        2.39%
 Net investment income without waivers
 and reimbursements ..............................      (1.35%)      (1.24%)       (2.05%)      (1.85%)
Portfolio turnover rate ..........................         92%          68%            7%          92%

                                                                       Small Cap Opportunities Fund
                                                     ----------------------------------------------------------------
                                                            Class B                    Class C              Class I
                                                     -----------------------    -----------------------   -----------
                                                       Year
                                                      Ended        05/19/97*      Year       01/07/98**    04/05/99**
                                                     --------      Through       Ended        Through       Through
                                                     10/31/98      10/31/97     10/31/99      10/31/98      10/31/99
                                                     --------      ---------    --------     ----------    ----------
Per share operating performance
Net asset value, beginning of period .............     $13.81       $10.00        $12.66       $13.17        $14.11
                                                       ------       ------        ------       ------        ------
Income from investment operations:
 Net investment income ...........................      (0.17)       (0.06)        (0.26)       (0.08)        (0.05)
 Net gains or losses in securities
 (both realized and unrealized) ..................      (0.97)        3.87          3.29        (0.43)         1.92
                                                       ------       ------        ------       ------        ------
 Total from investment operations ................      (1.14)        3.81          3.03        (0.51)         1.87
                                                       ------       ------        ------       ------        ------
Distributions to shareholders from:
 Dividends from net investment income ............         --           --            --           --            --
 Distributions from capital gains ................         --           --            --           --            --
                                                       ------       ------        ------       ------        ------
  Total dividends and distributions ..............         --           --            --           --            --
                                                       ------       ------        ------       ------        ------
Net asset value, end of period ...................     $12.67       $13.81        $15.69       $12.66        $15.98
                                                       ======       ======        ======       ======        ======
Total return (1) .................................      (8.25%)      38.10%        23.93%       (3.87%)       13.25%
Ratios/supplemental data:
 Net assets, end of period (in millions) .........     $   57       $   38        $    6       $    5        $    1
Ratios to average net assets:#
 Expenses ........................................       2.24%        2.24%         2.23%        2.24%         1.91%
 Net investment income ...........................      (1.65%)      (1.93%)       (1.69%)      (1.55%)       (0.96%)
 Expenses without waivers and
 reimbursements ..................................       2.33%        2.88%         2.39%        2.29%        34.70%
 Net investment income without waivers
 and reimbursements ..............................      (1.74%)      (2.57%)       (1.85%)      (1.60%)      (33.75%)
Portfolio turnover rate ..........................         68%           7%           92%          68%           92%
--------------------------------------------------------------------------------------------------------------------

 *  Commencement of operations.
 ** Commencement of offering class of shares.
(1) Total return figures do not include the effect of any front-end sales load. # Short periods have been annualized.


                       See notes to financial statements.

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

                                                                              Small Cap Equity Fund
                                                                              ---------------------
                                                                                    Class A
                                                                              ---------------------
                                                                                   Year Ended
                                                                              ---------------------
                                                                              10/31/99     10/31/98
                                                                              --------     --------
Per share operating performance
Net asset value, beginning of period .....................................     $20.40       $23.57
                                                                               ------       ------
 Income from investment operations:
 Net investment income ...................................................      (0.13)@      (0.11)
  Net gains or losses in securities (both realized and unrealized) .......       2.67        (2.42)
                                                                               ------       ------
  Total from investment operations .......................................       2.54        (2.53)
                                                                               ------       ------
Distributions to shareholders from:
 Dividends from net investment income ....................................         --           --
 Distributions from capital gains ........................................       0.17         0.64
                                                                               ------       ------
  Total dividends and distributions ......................................       0.17         0.64
                                                                               ------       ------
Net asset value, end of period ...........................................     $22.77       $20.40
                                                                               ======       ======
Total return (1)                                                                12.49%      (10.93%)
Ratios/supplemental data:
 Net assets, end of period (in millions) .................................     $   98       $  133
Ratios to average net assets:#
 Expenses ................................................................       1.40%        1.38%
 Net investment income ...................................................      (0.59%)      (0.43%)
 Expenses without waivers and reimbursements .............................       1.40%        1.38%
 Net investment income without waivers and reimbursements ................      (0.59%)      (0.43%)
Portfolio turnover rate ..................................................         92%          74%

                                                                                     Small Cap Equity Fund
                                                                              -----------------------------------
                                                                                            Class A
                                                                              -----------------------------------
                                                                                   Year Ended           12/20/94*
                                                                              ---------------------      Through
                                                                              10/31/97     10/31/96     10/31/95
                                                                              --------     --------     ---------
Per share operating performance
Net asset value, beginning of period .....................................     $19.19       $15.07        $10.00
                                                                               ------       ------        ------
 Income from investment operations:
 Net investment income ...................................................      (0.05)        0.01          0.06
  Net gains or losses in securities (both realized and unrealized) .......       4.72         4.32          5.06
                                                                               ------       ------        ------
  Total from investment operations .......................................       4.67         4.33          5.12
                                                                               ------       ------        ------
Distributions to shareholders from:
 Dividends from net investment income ....................................         --         0.03          0.04
 Distributions from capital gains ........................................       0.29         0.18          0.01
                                                                               ------       ------        ------
  Total dividends and distributions ......................................       0.29         0.21          0.05
                                                                               ------       ------        ------
Net asset value, end of period ...........................................     $23.57       $19.19        $15.07
                                                                               ======       ======        ======
Total return (1)                                                                24.61%       29.06%        51.25%
Ratios/supplemental data:
 Net assets, end of period (in millions) .................................     $  174       $  145        $   44
Ratios to average net assets:#
 Expenses ................................................................       1.45%        1.50%         1.51%
 Net investment income ...................................................      (0.23%)       0.03%         0.52%
 Expenses without waivers and reimbursements .............................       1.45%        1.52%         2.67%
 Net investment income without waivers and reimbursements ................      (0.23%)       0.01%        (0.64%)
Portfolio turnover rate ..................................................         55%          78%           75%
-----------------------------------------------------------------------------------------------------------------

 *  Commencement of operations.
 @  Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end sales load. # Short periods have been annualized.

                       See notes to financial statements.

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

                                                                  Small Cap Equity Fund
                                                      -----------------------------------------------
                                                                         Class B
                                                      -----------------------------------------------
                                                                       Year Ended
                                                      -----------------------------------------------
                                                      10/31/99     10/31/98     10/31/97     10/31/96
                                                      --------     --------     --------     --------
Per share operating performance
Net asset value, beginning of period .............     $19.91       $23.19       $19.00       $15.01
                                                       ------       ------       ------       ------
 Income from investment operations:
 Net investment income ...........................      (0.28)@      (0.31)       (0.27)       (0.08)
  Net gain or losses in securities
   (both realized and unrealized) ................       2.60        (2.33)        4.75         4.25
                                                       ------       ------       ------       ------
  Total from investment operations ...............       2.32        (2.64)        4.48         4.17
                                                       ------       ------       ------       ------
Distributions to shareholders from:
 Dividends from net investment income ............         --           --           --           --
 Distributions from capital gains ................       0.17         0.64         0.29         0.18
                                                       ------       ------       ------       ------
  Total dividends and distributions ..............       0.17         0.64         0.29         0.18
                                                       ------       ------       ------       ------
Net asset value, end of period ...................     $22.06       $19.91       $23.19       $19.00
                                                       ======       ======       ======       ======
Total return (1)                                        11.69%      (11.60%)      23.84%       28.04%
Ratios/supplemental data:
 Net assets, end of period (in millions) .........     $   57       $   80       $  100       $   73
Ratios to average net assets:#
 Expenses ........................................       2.12%        2.10%        2.16%        2.22%
 Net investment income ...........................      (1.31%)      (1.15%)      (0.94%)      (0.68%)
 Expenses without waivers and
 reimbursements ..................................       2.12%        2.10%        2.16%        2.25%
 Net investment income without
 waivers and reimbursements ......................      (1.31%)      (1.15%)      (0.94%)      (0.71)%
Portfolio turnover rate ..........................         92%          74%          55%          78%
------------------------------------------------------------------------------------------------------
                                                                         Small Cap Equity Fund
                                                       -------------------------------------------------------------
                                                                                 Class I
                                                       -------------------------------------------------------------
                                                       03/28/95**               Year Ended                05/07/96**
                                                        Through     -----------------------------------    Through
                                                       10/31/95     10/31/99     10/31/98      10/31/97    10/31/96
                                                       ---------    --------     --------      --------   ----------
Per share operating performance
Net asset value, beginning of period .............       $11.39       $20.59       $23.71       $19.22      $18.44
                                                         ------       ------       ------       ------      ------
 Income from investment operations:
 Net investment income ...........................        (0.02)       (0.02)@      (0.02)        0.03        0.02
  Net gain or losses in securities
   (both realized and unrealized) ................         3.67         2.70        (2.46)        4.75        0.76
                                                         ------       ------       ------       ------      ------
  Total from investment operations ...............         3.65         2.68        (2.48)        4.78        0.78
                                                         ------       ------       ------       ------      ------
Distributions to shareholders from:
 Dividends from net investment income ............         0.03           --           --           --          --
 Distributions from capital gains ................           --         0.17         0.64         0.29          --
                                                         ------       ------       ------       ------      ------
  Total dividends and distributions ..............         0.03         0.17         0.64         0.29          --
                                                         ------       ------       ------       ------      ------
Net asset value, end of period ...................       $15.01       $23.10       $20.59       $23.71      $19.22
                                                         ======       ======       ======       ======      ======
Total return (1)                                          32.09%       13.06%      (10.64%)      25.15%       4.23%
Ratios/supplemental data:
 Net assets, end of period (in millions) .........       $   22       $  269       $  254       $  307      $   52
Ratios to average net assets:#
 Expenses ........................................         2.24%        0.88%        1.04%        1.10%       1.10%
 Net investment income ...........................        (0.25%)      (0.07%)      (0.09%)       0.13%       0.27%
 Expenses without waivers and
 reimbursements ..................................         3.23%        1.13%        1.13%        1.14%       1.27%
 Net investment income without
 waivers and reimbursements ......................        (1.24%)      (0.32%)      (0.18%)       0.09%       0.10%
Portfolio turnover rate ..........................           75%          92%          74%          55%         78%
-------------------------------------------------------------------------------------------------------------------

**  Commencement of offering of class of shares.
 @  Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end sales load. # Short periods have been annualized.

                       See notes to financial statements.

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

                                                                             Balanced Fund
                                                      ------------------------------------------------------------
                                                                               Class A
                                                      ------------------------------------------------------------
                                                                              Year Ended
                                                      ------------------------------------------------------------
                                                      10/31/99     10/31/98     10/31/97     10/31/96     10/31/95
                                                      --------     --------     --------     --------     --------
Per share operating performance
Net asset value, beginning of period .............     $15.44       $15.41       $13.83       $12.45       $11.09
                                                       ------       ------       ------       ------       ------
 Income from investment operations:
  Net investment income ..........................       0.35         0.38         0.39         0.35         0.38
  Net gains or losses in securities
  (both realized and unrealized) .................       1.42         1.02         2.39         1.69         1.52
                                                       ------       ------       ------       ------       ------
  Total from investment operations ...............       1.77         1.40         2.78         2.04         1.90
                                                       ------       ------       ------       ------       ------
Distributions to shareholders from:
  Dividends from net investment income ...........       0.35         0.39         0.39         0.34         0.41
  Distributions from capital gains ...............       0.62         0.98         0.81         0.32         0.13
                                                       ------       ------       ------       ------       ------
  Total dividends and distributions ..............       0.97         1.37         1.20         0.66         0.54
                                                       ------       ------       ------       ------       ------
Net asset value, end of period ...................     $16.24       $15.44       $15.41       $13.83       $12.45
                                                       ======       ======       ======       ======       ======
Total return (1) .................................      11.71%        9.60%       21.48%       16.89%       17.70%
Ratios/supplemental data:
 Net assets, end of period (in millions) .........     $  112       $   95       $   93       $   55       $   34
Ratios to average net assets:#
 Expenses ........................................       1.25%        1.25%        1.25%        1.25%        1.06%
 Net investment income ...........................       2.27%        2.51%        2.91%        2.97%        3.48%
 Expenses without waivers and
 reimbursements ..................................       1.44%        1.44%        1.52%        1.78%        2.20%
 Net investment income without
 waivers and reimbursements ......................       2.08%        2.32%        2.64%        2.44%        2.34%
Portfolio turnover rate ..........................         86%          94%         136%         149%          68%
------------------------------------------------------------------------------------------------------------------

                                                                                   Balanced Fund
                                                     ------------------------------------------------------------------------
                                                                                Class B                              Class C
                                                     -------------------------------------------------------------  ---------
                                                                               Year Ended                           11/20/98**
                                                     -------------------------------------------------------------   Through
                                                      10/31/99     10/31/98     10/31/97     10/31/96     10/31/95   10/31/99
                                                     ---------     --------     --------     --------     --------  ---------
Per share operating performance
Net asset value, beginning of period .............     $15.19       $15.21       $13.70       $12.36       $11.03     $15.59
                                                       ------       ------       ------       ------       ------     ------
 Income from investment operations:
  Net investment income ..........................       0.25         0.28         0.32         0.28         0.31       0.24
  Net gains or losses in securities
  (both realized and unrealized) .................       1.37         1.00         2.33         1.66         1.50       0.97
                                                       ------       ------       ------       ------       ------     ------
  Total from investment operations ...............       1.62         1.28         2.65         1.94         1.81       1.21
                                                       ------       ------       ------       ------       ------     ------
Distributions to shareholders from:
  Dividends from net investment income ...........       0.25         0.32         0.32         0.28         0.13       0.29
  Distributions from capital gains ...............       0.62         0.98         0.81         0.32         0.35       0.62
                                                       ------       ------       ------       ------       ------     ------
  Total dividends and distributions ..............       0.87         1.30         1.14         0.60         0.48       0.91
                                                       ------       ------       ------       ------       ------     ------
Net asset value, end of period ...................     $15.94       $15.19       $15.21       $13.70       $12.36     $15.89
                                                       ======       ======       ======       ======       ======     ======
Total return (1) .................................      10.88%        8.89%       20.55%       16.10%       16.93%      7.95%
Ratios/supplemental data:
 Net assets, end of period (in millions) .........     $   31       $   23       $   15       $   10       $    6     $    1
Ratios to average net assets:#
 Expenses ........................................       1.93%        1.93%        2.04%        2.00%        1.82%      2.06%
 Net investment income ...........................       1.56%        1.81%        2.26%        2.21%        2.68%      1.67%
 Expenses without waivers and
 reimbursements ..................................       1.93%        1.93%        2.06%        2.29%        2.72%      2.06%
 Net investment income without
 waivers and reimbursements ......................       1.56%        1.81%        2.24%        1.92%        1.78%      1.67%
Portfolio turnover rate ..........................         86%          94%         136%         149%          68%        86%
-----------------------------------------------------------------------------------------------------------------------------

 ** Commencement of offering of class of shares.
(1) Total return figures do not include the effect of any front-end sales load. # Short periods have been annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------

       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Trustees and Shareholders of
Mutual Fund Group


In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments as presented, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chase Vista Core Equity Fund, Chase Vista Equity Growth Fund, Chase Vista Growth and Income Fund, Chase Vista Capital Growth Fund, Chase Vista Large Cap Equity Fund, Chase Vista Focus Fund, Chase Vista Equity Income Fund, Chase Vista Small Cap Opportunities Fund, Chase Vista Small Cap Equity Fund and Chase Vista Balanced Fund (separate portfolios of Mutual Fund Group, hereafter referred to as the "Trust") at October 31, 1999, the results of their operations for the year then ended (for the period August 12, 1999 (commencement of operations) through October 31, 1999 for Chase Vista Core Equity Fund and Chase Vista Equity Growth Fund), the changes in their net assets for the two years then ended (for the year then ended and for the period June 30, 1998 (commencement of operations) through October 31, 1998 for the Chase Vista Focus Fund and for the period August 12, 1999 (commencement of operations) through October 31, 1999 for Chase Vista Core Equity Fund and Chase Vista Equity Growth Fund), and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 13, 1999

--------------------------------------------------------------------------------
GROWTH AND INCOME PORTFOLIO
Portfolio of Investments
--------------------------------------------------------------------------------

As of October 31, 1999
(Amounts in Thousands)

  Shares      Issuer                                                  Value
--------------------------------------------------------------------------------
  Long-Term Investments -- 95.2%
--------------------------------------------------------------------------------
              Common Stock -- 91.8%
              ---------------------
              Aerospace -- 3.2%
      550     AlliedSignal, Inc.                                     $31,315
      600     Boeing Co.                                              27,638
      450     General Dynamics Corp.                                  24,947
                                                                     -------
                                                                      83,900
              Automotive -- 3.1%
      830     Ford Motor Co.                                          45,546
      522     General Motors Corp.                                    36,692
                                                                     -------
                                                                      82,238
              Banking -- 7.3%
      460     Bank of America Corp.                                   29,632
    1,035     Bank of New York Co., Inc.                              43,340
      300     Bank One Corp.                                          11,254
      806     Firstar Corp.                                           23,672
      500     Fleet Boston Corp.                                      21,813
      600     UnionBanCal Corp.                                       26,063
      711     Wells Fargo Co.                                         34,034
                                                                     -------
                                                                     189,808
              Broadcasting/Cable -- 2.0%
      675     CBS Corp. *                                             32,949
      450     Comcast Corp., Class A                                  18,956
                                                                     -------
                                                                      51,905
              Chemicals -- 2.6%
      115     Dow Chemical Co.                                        13,634
      859     E.I. DuPont de Nemours Co.                              55,371
                                                                     -------
                                                                      69,005
              Computer Software -- 1.2%
      550     Computer Associates International, Inc.                 31,075

              Computers/Computer Hardware -- 2.3%
      250     EMC Corp. *                                             18,250
      150     International Business Machines Corp.                   14,756
      250     Sun Microsystems, Inc.*                                 26,453
                                                                     -------
                                                                      59,459
              Construction Materials -- 0.9%
      750     Masco Corp.                                             22,875

              Consumer Products -- 1.1%
      300     Kimberly-Clark Corp.                                    18,937
      428     Philip Morris Companies, Inc.                           10,788
                                                                     -------
                                                                      29,725
              Diversified -- 0.6%
      400     Tyco International LTD (Bermuda)                        15,975

              Electronics/Electrical Equipment -- 3.7%
      180     Motorola, Inc.                                          17,539
      700     Teradyne, Inc.*                                         26,950
      600     Texas Instruments, Inc.                                 53,850
                                                                     -------
                                                                      98,339
              Entertainment/Leisure -- 1.2%
    2,400     Park Place Entertainment Corp. *                        31,500

                       See notes to financial statements.

GROWTH AND INCOME PORTFOLIO
Portfolio of Investments (Continued)

As of October 31, 1999
(Amounts in Thousands)

  Shares      Issuer                                                  Value
--------------------------------------------------------------------------------
  Long-Term Investments -- Continued
--------------------------------------------------------------------------------
              Financial Services -- 9.4%
      231     American Express Co.                                   $35,511
      575     Associates First Capital Corp., Class A                 20,988
    1,791     Citigroup, Inc.                                         96,953
      474     Fannie Mae                                              33,543
      500     Freddie Mac                                             27,031
      500     MBNA Corp.                                              13,813
      150     Morgan Stanley Dean Witter & Co.                        16,547
                                                                     -------
                                                                     244,386
              Food/Beverage Products -- 1.4%
      250     Anheuser-Busch Companies, Inc.                          17,953
      280     Quaker Oats Co.                                         19,593
                                                                     -------
                                                                      37,546
              Insurance -- 5.8%
      401     Allstate Corp.                                          11,532
      831     American International Group                            85,499
      410     Marsh & McLennan Companies                              32,416
      550     Reliastar Financial Corp.                               23,616
                                                                     -------
                                                                     153,063
              Machinery & Engineering Equipment -- 0.9%
      472     Ingersoll-Rand Co.                                      24,662

              Metals/Mining -- 0.5%
      210     Alcoa, Inc.                                             12,733

              Multi-Media -- 2.1%
    1,013     The Walt Disney Co.                                     26,718
      150     Time Warner, Inc.                                       10,453
      400     Viacom, Inc., Class B *                                 17,900
                                                                     -------
                                                                      55,071
              Oil & Gas -- 12.7%
      200     Atlantic Richfield Co.                                  18,638
      603     Chevron Corp.                                           55,049
      781     Coastal Corp.                                           32,908
      450     Diamond Offshore Drilling                               14,288
      800     EOG Resources, Inc.                                     16,650
      676     Exxon Corp.                                             50,028
      450     Halliburton Co.                                         16,959
      295     Mobil Corp.                                             28,468
      750     Occidental Petroleum Corp.                              17,109
    1,077     Royal Dutch Petroleum Co., N.Y. Registered Shares
               (Netherlands)                                          64,577
      600     Tosco Corp.                                             15,188
                                                                     -------
                                                                     329,862
              Paper/Forest Products -- 2.5%
      470     International Paper Co.                                 24,757
      400     Weyerhaeuser Co.                                        23,875
      400     Willamette Industries                                   16,625
                                                                     -------
                                                                      65,257
              Pharmaceuticals -- 1.8%
      441     Pharmacia & Upjohn, Inc.                                23,808
      475     Schering-Plough Corp.                                   23,513
                                                                     -------
                                                                      47,321
              Printing & Publishing -- 0.8%
      550     New York Times Co., Class A                             22,138

                       See notes to financial statements.

GROWTH AND INCOME PORTFOLIO
Portfolio of Investments (Continued)

As of October 31, 1999
(Amounts in Thousands)

  Shares      Issuer                                                  Value
--------------------------------------------------------------------------------
  Long-Term Investments -- Continued
--------------------------------------------------------------------------------
              Restaurants/Food Services -- 1.1%
      703     McDonald's Corp.                                     $  29,003

              Retailing -- 3.1%
      360     Dayton-Hudson Corp.                                     23,265
      542     Federated Department Stores *                           23,137
    1,700     Kroger Co. *                                            35,382
                                                                   ---------
                                                                      81,784
              Semi-Conductors -- 5.8%
      750     Altera Corp. *                                          36,469
      462     Fairchild Semiconductor International, Inc.,
               Class A                                                11,655
      325     Intel Corp.                                             25,167
      300     Kla-Tencor Corp. *                                      23,756
    1,200     Vitesse Semiconductor Corp. *                           55,051
                                                                   ---------
                                                                     152,098
              Shipping/Transportation -- 0.5%
      250     Union Pacific Corp.                                     13,938

              Telecommunications -- 6.9%
      398     AT&T Corp.                                              18,613
      400     Bell Atlantic Corp.                                     25,975
      600     BellSouth Corp.                                         27,000
      400     GTE Corp.                                               30,000
      671     MCI WorldCom, Inc. *                                    57,580
      300     Sprint Corp.                                            22,294
                                                                   ---------
                                                                     181,462
              Telecommunications Equipment -- 2.7%
      800     General Instrument Corp. *                              43,050
      441     Nortel Networks Corp. (Canada)                          27,308
                                                                   ---------
                                                                      70,358
              Utilities -- 4.6%
      400     DQE, Inc.                                               15,975
      500     FPL Group, Inc.                                         25,156
      575     PECO Energy Co.                                         21,958
      767     Pinnacle West Capital Corp.                             28,265
      750     Unicom Corp.                                            28,734
                                                                   ---------
                                                                     120,088
              ------------------------------------------------------------------
              Total Common Stock                                   2,406,574
              (Cost $1,877,385)
              ------------------------------------------------------------------
              Preferred Stock -- 0.5%
              -----------------------
              Multi-Media -- 0.5%
      500     News Corp. LTD, ADR, (Australia)                        13,781
              (Cost $16,176)

              Convertible Preferred Stock -- 2.1%
              -----------------------------------
              Biotechnology -- 1.3%
      950     Monsanto Co., 6.50%, 11/30/01                           36,566

              Broadcasting/Cable -- 0.2%
       80     UnitedGlobalCom, Inc., 7.00%, 12/31/49, #~               4,620

              Financial Services -- 0.6%
      250     Qwest Trends Trust, 5.75%, 11/17/03, #                  14,906
              ------------------------------------------------------------------
              Total Convertible Preferred Stock                       56,092
              (Cost $51,430)
              ------------------------------------------------------------------

                       See notes to financial statements.

GROWTH AND INCOME PORTFOLIO
Portfolio of Investments (Continued)

As of October 31, 1999
(Amounts in Thousands)

Principal
  Amount      Issuer                                                  Value
--------------------------------------------------------------------------------
  Long-Term Investments -- Continued
--------------------------------------------------------------------------------
                Convertible Corporate Notes & Bonds -- 0.8%
                -------------------------------------------
                Computers/Computer Hardware -- 0.5%
 $  2,000       EMC Corp., 3.25%, 03/15/02, #                     $   12,895

                Telecommunications -- 0.3%
    8,000       Bell Atlantic Financial Services, Inc., 4.25%,
                 09/15/05, #                                           8,660
              ------------------------------------------------------------------
                Total Convertible Corporate Notes & Bonds             21,555
                (Cost $10,000)
              ------------------------------------------------------------------
                Total Long-Term Investments                        2,498,002
                (Cost $1,954,991)
--------------------------------------------------------------------------------
Short-Term Investments -- 3.8%
--------------------------------------------------------------------------------
                Repurchase Agreement -- 3.8%
                ----------------------------
  100,451       Greenwich Capital Markets, Inc., 5.28%, due 11/01/99,
                 (Dated 10/ 29/99, Proceeds $100,495, Secured by
                 FHLMC and FNMA, $178,633, 0.02% through 7.50%, due
                 01/25/08 through 08/01/29; Market Value $102,460)   100,451
                (Cost $100,451)
--------------------------------------------------------------------------------
                Total Investments -- 99.0%                        $2,598,453
                (Cost $2,055,442)
--------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
CAPITAL GROWTH PORTFOLIO
Portfolio of Investments
--------------------------------------------------------------------------------

As of October 31, 1999
(Amounts in Thousands)

  Shares      Issuer                                                  Value
--------------------------------------------------------------------------------
  Long-Term Investments -- 95.4%
--------------------------------------------------------------------------------
              Common Stock -- 95.3%
              ---------------------
              Advertising -- 0.3%
      152     Harte-Hanks Communications, Inc.                        $3,012
                                                                      ------
              Aerospace -- 2.5%
      300     General Dynamics Corp.                                  16,632
      125     Northrop Grumman Corp.                                   6,859
                                                                      ------
                                                                      23,491
              Apparel -- 1.2%
      350     Jones Apparel Group, Inc. *                             11,069

              Appliances & Household Durables -- 0.4%
      150     York International Corp.                                 3,534

              Automotive -- 0.8%
      460     Tower Automotive, Inc. *                                 7,504

              Banking -- 4.8%
      200     Cullen/Frost Bankers, Inc.                               5,775
      200     Southtrust Corp.                                         8,000
      211     TCF Financial Corp.                                      6,214
      427     Zions Bancorp.                                          25,166
                                                                      ------
                                                                      45,155
              Biotechnology -- 2.9%
      200     Biogen, Inc. *                                          14,825
      450     Chiron Corp. *                                          12,853
                                                                      ------
                                                                      27,678
              Broadcasting/Cable -- 8.3%
    1,400     AT&T- Liberty Media Group, Class A *                    55,562
      400     Comcast Corp., Class A                                  16,850
      150     USA Networks, Inc. *                                     6,759
                                                                      ------
                                                                      79,171
              Business Services -- 3.0%
      400     ACNielsen Corp. *                                        8,800
      150     Affiliated Computer Services, Inc., Class A *            5,700
      369     ITT Educational Services, Inc. *                         7,294
      200     NCR Corp. *                                              6,625
                                                                      ------
                                                                      28,419
              Chemicals -- 2.6%
      200     Cytec Industries, Inc.*                                  5,163
      350     IMC Global, Inc.                                         4,463
      400     Millennium Chemicals, Inc.                               7,400
      520     Wellman, Inc.                                            7,835
                                                                      ------
                                                                      24,861
              Computer Software -- 3.9%
      448     American Management Systems *                           11,591
      200     Electronic Arts, Inc. *                                 16,162
      300     Intuit, Inc. *                                           8,738
                                                                      ------
                                                                      36,491
              Computers/Computer Hardware -- 0.4%
      100     Electronics For Imaging *                                4,031

              Consumer Products -- 1.2%
      200     Premark International, Inc.                             10,950

                       See notes to financial statements.

CAPITAL GROWTH PORTFOLIO
Portfolio of Investments (Continued)

As of October 31, 1999
(Amounts in Thousands)

  Shares      Issuer                                                  Value
--------------------------------------------------------------------------------
  Long-Term Investments -- Continued
--------------------------------------------------------------------------------
              Electronics/Electrical Equipment -- 4.6%
       70     Johnson Controls, Inc.                                  $4,253
      225     Microchip Technology, Inc. *                            14,990
      200     PerkinElmer, Inc.                                        8,163
      100     Sanmina Corp. *                                          9,006
      275     Vishay Intertechnology, Inc. *                           6,720
                                                                      ------
                                                                      43,132
              Entertainment/Leisure -- 5.3%
      400     Harrah's Entertainment, Inc. *                          11,575
      700     Mandalay Resort Group *                                 13,038
    1,394     Park Place Entertainment Corp. *                        18,295
      275     Station Casinos, Inc. *                                  6,652
                                                                      ------
                                                                      49,560
              Environmental Services -- 0.7%
      513     Republic Services, Inc. *                                6,284

              Financial Services -- 1.6%
      200     Lehman Brothers Holdings, Inc.                          14,738

              Health Care/Health Care Services -- 1.4%
      119     Universal Health Services, Inc., Class B *               3,496
      170     Wellpoint Health Networks, Inc. *                        9,860
                                                                      ------
                                                                      13,356
              Insurance -- 5.7%
      650     AXA Financial, Inc.                                     20,841
      320     Nationwide Financial Services, Class A                  12,120
       99     Radian Group, Inc.                                       5,228
      350     Reliastar Financial Corp.                               15,028
                                                                      ------
                                                                      53,217
              Internet Services/Software -- 0.4%
      100     At Home Corp., Class A *                                 3,738

              Manufacturing -- 1.3%
      316     Pentair, Inc.                                           11,890

              Metals/Mining -- 2.8%
      300     AK Steel Holding Corp.                                   5,194
      670     Freeport-McMoran Copper & Gold, Inc., Class B *         11,180
      162     Reynolds Metals Co.                                      9,791
                                                                      ------
                                                                      26,165
              Oil & Gas -- 7.0%
      350     Anadarko Petroleum Corp.                                10,784
      500     Cooper Cameron Corp. *                                  19,343
      600     Diamond Offshore Drilling                               19,050
      400     Tosco Corp.                                             10,125
      497     Union Pacific Resources Group                            7,208
                                                                      ------
                                                                      66,510
              Paper/Forest Products -- 2.1%
      130     Boise Cascade Corp.                                      4,631
       85     Temple-Inland, Inc.                                      4,941
      250     Willamette Industries                                   10,391
                                                                      ------
                                                                      19,963
              Pharmaceuticals -- 1.9%
      175     Biovail Corporation International (Canada) *             9,677
      170     Forest Laboratories Inc., Class A *                      7,799
                                                                      ------
                                                                      17,476

                       See notes to financial statements.

CAPITAL GROWTH PORTFOLIO
Portfolio of Investments (Continued)

As of October 31, 1999
(Amounts in Thousands)

  Shares      Issuer                                                  Value
--------------------------------------------------------------------------------
  Long-Term Investments -- Continued
--------------------------------------------------------------------------------
              Real Estate Investment Trust -- 1.2%
      250     Beacon Capital Partners, Inc. #                        $ 3,313
       11     Beacon Capital Partners, Inc., Voting Trust #~           1,086
      300     Public Storage, Inc.                                     7,237
                                                                     -------
                                                                      11,636
              Restaurants/Food Services -- 1.5%
      350     Brinker International, Inc. *                            8,159
      300     Darden Restaurants, Inc.                                 5,719
                                                                     -------
                                                                      13,878
              Retailing -- 5.5%
      450     Ethan Allen Interiors, Inc.                             16,003
      300     Kroger Co. *                                             6,244
      250     Payless Shoesource, Inc. *                              11,453
      600     Ross Stores, Inc.                                       12,375
      400     Toys R US, Inc. *                                        5,650
                                                                     -------
                                                                      51,725
              Semi-Conductors -- 6.3%
      378     Altera Corp. *                                          18,379
      450     Atmel Corp. *                                           17,381
      125     Kla-Tencor Corp. *                                       9,898
      300     Vitesse Semiconductor Corp. *                           13,763
                                                                     -------
                                                                      59,421
              Shipping/Transportation -- 0.5%
      153     C.H. Robinson Worldwide, Inc.                            5,156

              Telecommunications -- 1.3%
      200     Nextlink Communications, Class A *                      11,963

              Telecommunications Equipment -- 5.0%
      150     Comverse Technology, Inc. *                             17,025
      550     General Instrument Corp. *                              29,597
                                                                     -------
                                                                      46,622
              Textiles -- 0.3%
      200     Shaw Industries, Inc.                                    3,088

              Toys & Games -- 0.7%
      325     Hasbro, Inc.                                             6,703

              Utilities -- 5.9%
      225     AGL Resources, Inc.                                      3,923
      135     American Water Works, Inc.                               3,952
      475     CMS Energy Corp.                                        17,516
      200     Energy East Corp.                                        5,025
      308     Midamerican Energy Holdings Co.                         10,370
      400     Pinnacle West Capital Corp.                             14,750
                                                                     -------
                                                                      55,536
            --------------------------------------------------------------------
              Total Common Stock                                     897,123
              (Cost $716,311)
            --------------------------------------------------------------------

                       See notes to financial statements.

CAPITAL GROWTH PORTFOLIO
Portfolio of Investments (Continued)

As of October 31, 1999
(Amounts in Thousands)

Principal
 Amount       Issuer                                                  Value
--------------------------------------------------------------------------------
  Long-Term Investments -- Continued
--------------------------------------------------------------------------------
                U.S. Treasury Security -- 0.1%
                ------------------------------
 $       565    U.S. Treasury Note, 6.88%, due 05/15/06             $    586
                (Cost $569)
--------------------------------------------------------------------------------
                Total Long-Term Investments                          897,709
                (Cost $716,880)
--------------------------------------------------------------------------------
Short-Term Investments -- 4.6%
--------------------------------------------------------------------------------
                Repurchase Agreement -- 4.6%
                ----------------------------
      43,562    Greenwich Capital Markets, Inc., 5.28%, due 11/01/99,
                (Dated 10/29/99, Proceeds $43,581, Secured by FHLMC
                and GNMA, $46,717, 0.00% through 11.875%, due
                06/15/13 through 04/15/29; Market Value $44,434)      43,562
                (Cost $43,562)
--------------------------------------------------------------------------------
                Total Investments -- 100.0%                         $941,271
                (Cost $760,442)
--------------------------------------------------------------------------------

INDEX:
*     -- Non-income producing security.
#     -- Security may only be sold to qualified institutional buyers.
~     -- Security fair valued by, or at the direction of, the Board of Trustees.
ADR   -- American Depositary Receipt.
GNMA  -- Government National Mortgage Association.
FHLMC -- Federal Home Loan Mortgage Corporation.
FNMA  -- Federal National Mortgage Association.

                       See notes to financial statements.

--------------------------------------------------------------------------------
  GROWTH AND INCOME AND CAPITAL GROWTH PORTFOLIOS
   Statement of Assets and Liabilities October 31, 1999
--------------------------------------------------------------------------------

(Amounts in Thousands)

                                                       Growth and       Capital
                                                         Income         Growth
                                                        Portfolio      Portfolio
--------------------------------------------------------------------------------
   ASSETS:
    Investment securities, at value (Note 1) ......... $2,598,453      $941,271
    Cash .............................................         --             1
    Other assets .....................................         12             4
    Receivables:
     Investment securities sold ......................     58,825            --
     Interest and dividends ..........................      2,560           602
--------------------------------------------------------------------------------
      Total assets ...................................  2,659,850       941,878
--------------------------------------------------------------------------------
   LIABILITIES:
    Payables:
     Investment securities purchased .................     34,850            --
    Accrued liabilities: (Note 2)
     Investment advisory fees ........................        804           288
     Administration fees .............................        100            36
     Custody fees ....................................         36            17
     Other ...........................................        306           241
--------------------------------------------------------------------------------
      Total Liabilities ..............................     36,096           582
--------------------------------------------------------------------------------
   NET ASSETS APPLICABLE TO INVESTORS'
   BENEFICIAL INTERESTS .............................. $2,623,754      $941,296
--------------------------------------------------------------------------------
    Cost of Investments .............................. $2,055,442      $760,442
--------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
  GROWTH AND INCOME AND CAPITAL GROWTH PORTFOLIOS
  Statement of Operations For the year ended October 31, 1999
--------------------------------------------------------------------------------

(Amounts in Thousands)

                                                              Growth and       Capital
                                                                Income          Growth
                                                               Portfolio      Portfolio
-----------------------------------------------------------------------------------------
   INVESTMENT INCOME:
    Dividend ................................................ $ 41,547         $  6,651
    Interest ................................................    6,044            2,262
    Foreign taxes withheld ..................................     (209)              (6)
-----------------------------------------------------------------------------------------
      Total investment income ...............................   47,382            8,907
-----------------------------------------------------------------------------------------
   EXPENSES: (Note 2)
    Investment advisory fees ................................   11,409            4,372
    Administration fees .....................................    1,426              546
    Custodian fees ..........................................      171               87
    Accounting fees .........................................       13               20
    Professional fees .......................................       95               65
    Trustees' fees and expenses .............................       57               22
    Other ...................................................      129               41
-----------------------------------------------------------------------------------------
      Total expenses ........................................   13,300            5,153
-----------------------------------------------------------------------------------------
       Net investment income ................................   34,082            3,754
-----------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on investments ........................  426,148          185,113
    Change in net unrealized appreciation/
    depreciation of investments .............................  (86,911)         (28,226)
-----------------------------------------------------------------------------------------
    Net realized and unrealized gain on investments .........  339,237          156,887
-----------------------------------------------------------------------------------------
    Net increase in net assets from operations .............. $373,319         $160,641
-----------------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
  GROWTH AND INCOME AND CAPITAL GROWTH PORTFOLIOS
  Statement of Changes in Net Assets For the year ended October 31,
--------------------------------------------------------------------------------

(Amounts in Thousands)

                                           Growth and Income                  Capital Growth
                                               Portfolio                         Portfolio
                                    --------------------------------   ------------------------------
                                        1999             1998            1999           1998
-----------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
    Net investment income .........   $   34,082      $     34,737    $      3,754    $    7,562
    Net realized gain on
    investments ...................      426,148           203,734         185,113       108,711
    Change in net unrealized
    appreciation (depreciation)
    of investments ................      (86,911)           20,045         (28,226)     (115,006)
-----------------------------------------------------------------------------------------------------
      Increase in net assets
       from operations ............      373,319           258,516         160,641         1,267
-----------------------------------------------------------------------------------------------------
   TRANSACTIONS IN INVESTORS'
    BENEFICIAL INTERESTS:
    Contributions .................      480,886         1,057,120         877,944       611,367
    Withdrawals ...................     (982,596)       (1,226,801)     (1,288,947)     (736,449)
-----------------------------------------------------------------------------------------------------
      Net decrease from
      transactions in
      investors' beneficial
      interests ...................     (501,710)         (169,681)       (411,003)     (125,082)
-----------------------------------------------------------------------------------------------------
      Total increase (decrease)
      in net assets ...............     (128,391)           88,835        (250,362)     (123,815)
   NET ASSETS:
    Beginning of period ...........    2,752,145         2,663,310       1,191,658     1,315,473
-----------------------------------------------------------------------------------------------------
    End of period .................   $2,623,754      $  2,752,145    $    941,296    $1,191,658
-----------------------------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
  GROWTH AND INCOME AND CAPITAL GROWTH PORTFOLIOS
  Notes to Financial Statements
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Growth and Income Portfolio ("GIP") and Capital Growth Portfolio ("CGP"), (the "Portfolios") are separately registered under the Investment Company Act of 1940, as amended, as non-diversified, open end management investment companies organized as trusts under the laws of the State of New York. Each declaration of trust permits the Trustees to issue beneficial interests in the respective Portfolios.

The following is a summary of significant accounting policies followed by the
Portfolios:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   A. Valuation of investments -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

   B. Repurchase agreements -- It is the Portfolios' policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Portfolios' custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trusts may be delayed or limited.

   C. Futures contracts -- When a Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the portfolio makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

   The Portfolios invested a portion of their liquid assets in long stock index futures contracts to more fully participate in the market. Use of

PORTFOLIOS
Notes to Financial Statements

   long futures contracts subjects the Portfolios to risk of loss up to the amount of the nominal value of the contract.

The Portfolios may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

As of October 31, 1999, the Portfolios had no outstanding futures contracts.

D. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

E. Federal income taxes -- The Portfolios intend to continue to qualify as partnerships and therefore net investment income and net realized gains are taxed to the partners. Accordingly, no tax provisions are recorded by the Portfolios. The investors in the Portfolios must take into account their proportionate share of the Portfolios' income, gains, losses, deductions, credits and tax preference items in computing their federal income tax liability, without regard to whether they have received any cash distributions from the Portfolio. The Portfolios do not intend to distribute to investors their net investment income or their net realized gains, if any. It is intended that the Portfolios will be managed in such a way that investors in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code to be taxed as regulated investment companies.

F. Expenses -- Expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated on another reasonable basis.

2. Fees and Other Transactions with Affiliates

   A. Investment advisory fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank ("Chase" or the "Advisor") acts as the Investment Advisor to the Portfolios. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Portfolios and for such services is paid a fee.

   The fee is computed daily and paid monthly at an annual rate equal to 0.40% of each Portfolio's average daily net assets.

   Chase Asset Management, Inc. ("CAM"), a registered investment advisor, is the sub-investment advisor to each of the Portfolios pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.20% of each Portfolio's average daily net assets.

   B. Custodial fees -- Chase, as Custodian, provides safekeeping services for the Portfolios' securities. Compensation for such services is presented in the Statement of Operations as custodian fees.

PORTFOLIOS
Notes to Financial Statements

   C. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trusts. For these services and facilities, the Administrator receives from each Portfolio a fee computed at the annual rate equal to 0.05% of the respective Portfolio's average daily net assets.


3. Investment Transactions

For the year ended October 31, 1999, purchases and sales of investments (excluding short-term investments) were as follows (in thousands):


                                                        GIP          CGP
--------------------------------------------------------------------------------
   Purchases (excluding U.S. Government)...........  $3,440,771    $ 912,316
   Sales (excluding U.S. Government) ..............   3,867,033    1,272,130

The portfolio turnover rates of GIP and CGP for the year ended October 31, 1999, were 125% and 86% respectively.


4. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 1999, are as follows (in thousands):

                                                        GIP         CGP
--------------------------------------------------------------------------------
   Aggregate cost .........................          $2,059,132    $ 760,442
                                                     ----------    ---------
   Gross unrealized appreciation...........          $  568,690    $ 225,421
   Gross unrealized depreciation...........             (29,369)     (44,592)
                                                     ----------    ---------
   Net unrealized appreciation ............          $  539,321    $ 180,829
                                                     ==========    =========

5. Retirement Plan

The Portfolios have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Portfolios who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended October 31, 1999, included in Trustees Fees and Expenses in the Statement of Operations, and accrued pension liability included in other accrued liabilities, respectively, in the Statement of Assets and Liabilities were as follows (in thousands):



                                                                   Accrued
                                                       Pension     Pension
                                                       Expenses   Liability
--------------------------------------------------------------------------------
    GIP.............................................     $25         $102
    CGP.............................................      11           48

PORTFOLIOS
Notes to Financial Statements

6. Bank Borrowings

The Portfolios may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Portfolio's total assets must be repaid before the Portfolio may make additional investments. The Portfolios have entered into an agreement, enabling them to participate with other Chase Vista Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to each Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.35%. The Portfolios also pay a commitment fee of 0.075% per annum on the average daily amount of the available commitment, which is allocated, on a pro-rata basis to the funds. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand.

The Portfolios had no borrowings outstanding at October 31, 1999, nor at any point during the year.

--------------------------------------------------------------------------------
  REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Beneficial Unit Holders of
Growth and Income Portfolio and Capital Growth Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Growth and Income Portfolio and Capital Growth Portfolio (the "Portfolios") at October 31, 1999, the results of their operations for the year then ended and the changes in their net assets for the two years then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 13, 1999

-------------------------------------------------------------------------------
CORE EQUITY PORTFOLIO
Portfolio of Investments
-------------------------------------------------------------------------------

As of October 31, 1999 (unaudited)
(Amounts in Thousands)

Shares        Issuer                                       Value
-------------------------------------------------------------------------------
Long-Term Investments -- 95.4%
-------------------------------------------------------------------------------
              Common Stock -- 95.4%
              ---------------------
              Advertising -- 0.6%
       12     Omnicom Group                               $1,052

              Aerospace -- 0.9%
       28     AlliedSignal, Inc.                           1,596

              Airlines -- 1.0%
      111     Southwest Airlines, Inc                      1,866

              Automotive -- 1.2%
       26     Ford Motor Co.                               1,422
       10     General Motors Corp.                           694
                                                          ------
                                                           2,116
              Banking -- 3.1%
       26     Bank of America Corp.                        1,674
       43     Bank of New York Co., Inc.                   1,818
       43     Wells Fargo Co.                              2,050
                                                          ------
                                                           5,542
              Biotechnology -- 0.7%
       16     Amgen, Inc. *                                1,264

              Broadcasting/Cable -- 0.5%
       11     Clear Channel Communications *                 876

              Chemicals -- 0.9%
       24     E.I. DuPont de Nemours Co.                   1,572

              Computer Networks -- 2.1%
       51     Cisco Systems, Inc. *                        3,789

              Computer Software -- 5.7%
      112     Microsoft Corp. *                           10,365

              Computers/Computer Hardware -- 5.8%
       82     Dell Computer Corp. *                        3,299
       34     EMC Corp. *                                  2,511
       17     Hewlett-Packard Co.                          1,226
       36     International Business Machines Corp.        3,524
                                                          ------
                                                          10,560
              Consumer Products -- 1.6%
       29     Philip Morris Companies, Inc.                  725
       20     Procter & Gamble Co.                         2,080
                                                          ------
                                                           2,805
              Diversified -- 5.6%
       57     General Electric Co.                         7,768
       60     Tyco International LTD (Bermuda)             2,402
                                                          ------
                                                          10,170
              Electronics/Electrical Equipment -- 2.3%
       19     Motorola, Inc.                               1,895
       31     Solectron Corp. *                            2,301
                                                          ------
                                                           4,196
              Financial Services -- 7.6%
       24     American Express Co.                         3,695
        1     Associates First Capital Corp., Class A          1
       90     Charles Schwab Corp.                         3,518
       75     Citigroup, Inc.                              4,051
       34     Fannie Mae                                   2,427
                                                          ------
                                                          13,692

                       See notes to financial statements.

CORE EQUITY PORTFOLIO
Portfolio of Investments (Continued)

As of October 31, 1999 (unaudited)
(Amounts in Thousands)

  Shares      Issuer                                                  Value
-------------------------------------------------------------------------------
  Long-Term Investments -- Continued
-------------------------------------------------------------------------------
              Food/Beverage Products -- 3.0%
       24     Anheuser-Busch Companies, Inc.                         $1,732
       39     Coca-Cola, Co.                                          2,281
       40     Pepsico, Inc.                                           1,391
                                                                     ------
                                                                      5,404
              Health Care/Health Care Services -- 2.4%
       42     Colgate-Palmolive Co.                                   2,561
       22     Guidant Corp.                                           1,096
       21     Medtronic, Inc.                                           734
                                                                     ------
                                                                      4,391
              Insurance -- 4.5%
       40     American General Corp.                                  2,934
       51     American International Group                            5,285
                                                                     ------
                                                                      8,219
              Internet Services/Software -- 1.2%
       17     America Online, Inc. *                                  2,240

              Machinery & Engineering Equipment -- 0.6%
       11     Applied Materials, Inc. *                               1,031

              Manufacturing -- 0.8%
       19     Illinois Tool Works                                     1,386

              Metals/Mining -- 0.9%
       27     Alcoa, Inc.                                             1,617

              Multi-Media -- 1.2%
       32     Time Warner, Inc.                                       2,200

              Oil & Gas -- 7.5%
       16     Chevron Corp.                                           1,456
       62     Enron Corp.                                             2,480
       39     Exxon Corp.                                             2,870
       29     Mobil Corp.                                             2,842
       24     Royal Dutch Petroleum Co., N.Y. Registered Shares
               (Netherlands)                                          1,421
       17     Texaco, Inc.                                            1,025
       41     Williams Companies, Inc.                                1,543
                                                                     ------
                                                                     13,637
              Pharmaceuticals -- 9.0%
       27     Abbot Laboratories                                      1,104
       24     American Home Products Corp.                            1,254
       32     Bristol-Myers Squibb Co.                                2,425
       18     Eli Lilly & Co.                                         1,264
       20     Johnson & Johnson                                       2,071
       36     Merck & Co., Inc.                                       2,858
       62     Pfizer, Inc.                                            2,467
       34     Schering-Plough Corp.                                   1,692
       13     Warner-Lambert Co.                                      1,014
                                                                     ------
                                                                     16,149
              Restaurants/Food Services -- 0.7%
       32     McDonald's Corp.                                        1,331

                       See notes to financial statements.

CORE EQUITY PORTFOLIO
Portfolio of Investments (Continued)

As of October 31, 1999 (unaudited)
(Amounts in Thousands)

  Shares      Issuer                                               Value
-------------------------------------------------------------------------------
Long-Term Investments -- Continued
-------------------------------------------------------------------------------
              Retailing -- 11.2%
       27     Bed Bath & Beyond, Inc. *                            $    914
       66     Best Buy Co., Inc. *                                    3,682
       27     Dayton-Hudson Corp.                                     1,771
       44     Gap, Inc.                                               1,621
       43     Home Depot, Inc.                                        3,245
       54     Kroger Co. *                                            1,123
      104     Wal-Mart Stores, Inc.                                   5,924
       74     Walgreen Co.                                            1,875
                                                                   --------
                                                                     20,155
              Semi-Conductors -- 2.8%
       18     Altera Corp. *                                            861
       55     Intel Corp.                                             4,226
                                                                   --------
                                                                      5,087
              Telecommunications -- 7.6%
       48     AT&T Corp.                                              2,237
       40     BellSouth Corp.                                         1,807
       25     GTE Corp.                                               1,862
       30     MCI WorldCom, Inc. *                                    2,585
       56     SBC Communications, Inc.                                2,848
       33     Sprint Corp.                                            2,463
                                                                   --------
                                                                     13,802
              Telecommunications Equipment -- 2.4%
       46     Lucent Technologies, Inc.                               2,972
       21     Nortel Networks Corp. (Canada)                          1,322
                                                                   --------
                                                                      4,294
-------------------------------------------------------------------------------
              Total Long-Term Investments                          $172,404
              (Cost $125,730)
-------------------------------------------------------------------------------
Short-Term Investments -- 4.6%
-------------------------------------------------------------------------------
              Money Market Fund -- 1.8%
              -------------------------
    3,297     Fidelity Institutional Government Money Market              3,297
              (Cost $3,297)
 Principal
  Amount
              Repurchase Agreement -- 2.8%
              ----------------------------
   $5,057     Credit Suisse First Boston Finance (Secured by FHLMC
               Discount Notes), in a joint trading account at 5.32%,
               dated 10/29/99 due 11/01/99; Proceeds $5,059               5,057
              (Cost $5,057)
 -------------------------------------------------------------------------------
              Total Short-Term Investments                                8,354
              (Cost $8,354)
-------------------------------------------------------------------------------
              Total Investments -- 100.0%                              $180,758
              (Cost $134,084)
-------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO
Portfolio of Investments
--------------------------------------------------------------------------------

As of October 31, 1999 (unaudited)
(Amounts in Thousands)

Shares        Issuer                                      Value
--------------------------------------------------------------------------------
Long-Term Investments -- 95.7%
--------------------------------------------------------------------------------
              Common Stock -- 95.7%
              ---------------------
              Airlines -- 0.7%
      121     Southwest Airlines, Inc                     $2,029

              Biotechnology -- 4.2%
       97     Amgen, Inc. *                                7,738
       52     Biogen, Inc. *                               3,858
       27     Genzyme Corp.-General Division *             1,017
                                                          ------
                                                          12,613
              Broadcasting/Cable -- 0.5%
       18     Clear Channel Communications *               1,451

              Computer Networks -- 2.5%
      101     Cisco Systems, Inc. *                        7,498

              Computer Software -- 5.9%
       26     Citrix Systems, Inc. *                       1,650
      176     Microsoft Corp. *                           16,244
                                                          ------
                                                          17,894
              Computers/Computer Hardware -- 7.4%
      121     Dell Computer Corp. *                        4,868
      129     EMC Corp. *                                  9,412
       82     International Business Machines Corp.        8,020
                                                          ------
                                                          22,300
              Consumer Products -- 2.9%
       57     Gillette Co.                                 2,064
       63     Procter & Gamble Co.                         6,567
                                                          ------
                                                           8,631
              Diversified -- 5.8%
      108     General Electric Co.                        14,705
       71     Tyco International LTD (Bermuda)             2,832
                                                          ------
                                                          17,537
              Electronics/Electrical Equipment -- 4.1%
       51     Motorola, Inc.                               4,984
       68     Solectron Corp. *                            5,153
       24     Texas Instruments, Inc.                      2,118
                                                          ------
                                                          12,255
              Financial Services -- 5.6%
       21     American Express Co.                         3,165
      148     Charles Schwab Corp.                         5,762
       48     Merrill Lynch & Co.                          3,756
       37     Morgan Stanley Dean Witter & Co.             4,084
                                                          ------
                                                          16,767
              Food/Beverage Products -- 2.8%
       16     Anheuser-Busch Companies, Inc.               1,120
       80     Coca-Cola, Co.                               4,740
       73     Pepsico, Inc.                                2,531
                                                          ------
                                                           8,391
              Health Care/Health Care Services -- 0.8%
       26     Guidant Corp.                                1,261
       30     Medtronic, Inc.                              1,042
                                                          ------
                                                           2,303
              Insurance -- 1.0%
       30     American International Group                 3,135

                       See notes to financial statements.

EQUITY GROWTH PORTFOLIO
Portfolio of Investments (Continued)


As of October 31, 1999 (unaudited)
(Amounts in Thousands)

Shares        Issuer                                          Value
--------------------------------------------------------------------------------
Long-Term Investments -- Continued
--------------------------------------------------------------------------------
              Internet Services/Software -- 3.2%
       74     America Online, Inc. *                         $ 9,568

              Machinery & Engineering Equipment -- 3.0%
       99     Applied Materials, Inc. *                        8,927

              Multi-Media -- 1.7%
       77     Time Warner, Inc.                                5,364

              Pharmaceuticals -- 12.5%
       51     Abbot Laboratories                               2,065
       60     American Home Products Corp.                     3,156
       70     Bristol-Myers Squibb Co.                         5,344
       48     Eli Lilly & Co.                                  3,337
       46     Johnson & Johnson                                4,858
       90     Merck & Co., Inc.                                7,132
      135     Pfizer, Inc.                                     5,321
       72     Schering-Plough Corp.                            3,549
       42     Warner-Lambert Co.                               3,378
                                                             -------
                                                              38,140
              Restaurants/Food Services -- 0.4%
       31     McDonald's Corp.                                 1,265

              Retailing -- 9.6%
       70     Bed Bath & Beyond, Inc. *                        2,336
       44     Best Buy Co., Inc. *                             2,448
      142     Gap, Inc.                                        5,260
       52     Home Depot, Inc.                                 3,952
      197     Kroger Co. *                                     4,108
      190     Wal-Mart Stores, Inc.                           10,871
                                                             -------
                                                              28,975
              Semi-Conductors -- 8.1%
      165     Intel Corp.                                     12,756
       61     Kla-Tencor Corp. *                               4,852
       89     Novellus Systems, Inc. *                         6,876
                                                             -------
                                                              24,484
              Telecommunications -- 10.3%
      158     AT&T Corp.                                       7,397
       42     Bell Atlantic Corp.                              2,723
       51     BellSouth Corp.                                  2,306
       28     GTE Corp.                                        2,093
       48     MCI WorldCom, Inc. *                             4,115
       33     Nextel Communications, Inc., Class A *           2,855
      108     SBC Communications, Inc.                         5,485
       34     Sprint Corp.                                     2,506
       37     Vodafone AirTouch PLC ADR (United Kingdom)       1,761
                                                             -------
                                                              31,241
              Telecommunications Equipment -- 2.7%
      126     Lucent Technologies, Inc.                        8,121
--------------------------------------------------------------------------------
              Total Long-Term Investments                    288,889
              (Cost $187,241)
--------------------------------------------------------------------------------

                       See notes to financial statements.

EQUITY GROWTH PORTFOLIO
Portfolio of Investments (Continued)


As of October 31, 1999 (unaudited)
(Amounts in Thousands)


Shares        Issuer                                                   Value
-------------------------------------------------------------------------------------
Short-Term Investments -- 4.3%
-------------------------------------------------------------------------------------
              Money Market Fund -- 1.4%
              -------------------------
    4,072     Fidelity Institutional Government Money Market Fund      $  4,072
              (Cost $4,072)
  Principal
   Amount
              U.S. Treasury Security -- 1.9%
              ------------------------------
 $  5,707     U.S. Treasury Bill, 4.40%, 11/26/99                         5,688
              (Cost $5,688)

              Repurchase Agreement -- 1.0%
              ----------------------------
    3,160     Credit Suisse First Boston Finance (Secured by FHLMC
               Discount Notes), in a joint trading account at 5.32%,
               dated 10/29/99 due 11/01/99; Proceeds $3,161               3,160
              (Cost $3,160)
-------------------------------------------------------------------------------------
              Total Short-Term Investments                               12,920
              (Cost $12,920)
-------------------------------------------------------------------------------------
              Total Investments -- 100.0%                              $301,809
              (Cost $200,161)
-------------------------------------------------------------------------------------

INDEX:
*     -- Non-Income producing security.
ADR   -- American Depositary Receipt.
FHLMC -- Federal Home Loan Mortgage Corporation.

                       See notes to financial statements.

--------------------------------------------------------------------------------
CORE EQUITY AND EQUITY GROWTH PORTFOLIOS
Statement of Assets and Liabilities October 31, 1999 (unaudited)
--------------------------------------------------------------------------------

(Amounts in Thousands)

                                                                        Equity
                                                       Core Equity      Growth
                                                        Portfolio      Portfolio
-------------------------------------------------------------------------------
   ASSETS:
    Investment securities, at value (Note 1) .........    $180,758     $301,809
    Cash .............................................           1           --
    Receivables:
     Interest and dividends ..........................         113          167
-------------------------------------------------------------------------------
      Total assets ...................................     180,872      301,976
-------------------------------------------------------------------------------
   LIABILITIES:
    Accrued liabilities: (Note 2)
     Investment advisory fees ........................          87          160
     Administration fees .............................           7           11
     Custody fees ....................................          --            4
     Other ...........................................          14           18
-------------------------------------------------------------------------------
      Total Liabilities ..............................         108          193
-------------------------------------------------------------------------------
   NET ASSETS APPLICABLE TO INVESTORS'
   BENEFICIAL INTERESTS ..............................    $180,764     $301,783
-------------------------------------------------------------------------------
    Cost of Investments ..............................    $134,084     $200,161
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CORE EQUITY AND EQUITY GROWTH PORTFOLIOS
Notes to Financial Statements (unaudited)
-------------------------------------------------------------------------------

1. Organization

Core Equity Portfolio (CEP) and Equity Growth Portfolio (EGP), collectively the "Portfolios", are separately registered under the Investment Company Act of 1940, as amended, as open end management investment companies organized as trusts under the laws of the State of New York. The declaration of trust permits the Trustees to issue beneficial interests in the Portfolios.

On August 12, 1999, the Chase Core Equity Fund and Chase Equity Growth Fund (separate portfolios of Mutual Fund Investment Trust) contributed 100% of their assets and liabilities to the newly created CEP and EGP, respectively in a tax-free exchange. The Chase Core Equity Fund and Chase Equity Growth Fund continue to exist and as such, will maintain all of their previous operating history.

The accompanying unaudited statements of assets and liabilities and related portfolios of investments represent the financial position and investments of CEP and EGP at October 31, 1999. The December 31, 1998 financial statements, including the portfolios of investments, of Chase Core Equity Fund and Chase Equity Growth Fund represent the most recent audited financial statements of the portfolio of investments now held by CEP and EGP, and can be found in the attached Chase Equity Funds December 31, 1998 Annual Report.

-------------------------------------------------------------------------------
TAX LETTER (UNAUDITED)
-------------------------------------------------------------------------------


TAX LETTER (UNAUDITED)
Chase Vista Growth and Income Fund                Chase Vista Equity Income Fund
Chase Vista Capital Growth Fund         Chase Vista Small Cap Opportunities Fund
Chase Vista Large Cap Equity Fund              Chase Vista Small Cap Equity Fund
Chase Vista Focus Fund                                 Chase Vista Balanced Fund
--------------------------------------------------------------------------------
Certain tax information for the Chase Vista Mutual Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended October 31, 1999. The information and distributions reported in this letter may differ from the information and distributions taxable to shareholders for the calendar year ending December 31, 1999. The information necessary to complete your income tax returns for the calendar year ending December 31, 1999 will be received under a separate cover.

FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999:

The following represents the source and percentage of income earned from government obligations, the percentage of distributions eligible for the dividends received deduction and the per share long-term capital gains distributed by the Funds:

                                                                      Federal Home
                                                    Federal Home     Loan Mortgage
               Chase              U.S. Treasury       Loan Bank        Corporation
             Vista Fund             Obligations      Obligations       Obligations
----------------------------------------------------------------------------------
 Growth and Income ...............       --             0.17%              --
 Capital Growth ..................     0.43%            0.20%              --
 Large Cap Equity ................       --             0.32%              --
 Focus ...........................       --               --               --
 Equity Income ...................       --             0.13%              --
 Small Cap Opportunities .........       --               --               --
 Small Cap Equity ................       --               --               --
 Balanced ........................    24.45%              --             1.54%

                                                                           Long-Term
                                    Federal National       Dividends     Capital Gains
                Chase             Mortgage Association      Received      Distribution
             Vista Fund               Obligations          Deduction       Per Share
--------------------------------------------------------------------------------------
 Growth and Income ...............       --                 100.00%          $4.67
 Capital Growth ..................       --                     --            3.92
 Large Cap Equity ................       --                  95.66%           0.95
 Focus ...........................       --                  88.73%             --
 Equity Income ...................       --                  25.62%           0.11
 Small Cap Opportunities .........       --                     --              --
 Small Cap Equity ................       --                     --            0.17
 Balanced ........................     14.12%                15.04%           0.62

See Notes to financial statements.

                      [This page intentionally left blank]

CHASE VISTA EQUITY FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------

INVESTMENT ADVISER,
ADMINISTRATOR,
SHAREHOLDER AND FUND SERVICING
AGENT AND CUSTODIAN
The Chase Manhattan Bank

DISTRIBUTOR
Vista Fund Distributors, Inc.

TRANSFER AGENT
DST Systems, Inc.

LEGAL COUNSEL
Simpson Thacher & Bartlett

INDEPENDENT ACCOUNTANTS
PricewwaterhouseCoopers LLP

Chase Vista Funds are distributed by
Vista Fund Distributors, Inc., which is
unaffiliated with The Chase Manhattan
Bank. Chase and its respective affiliates receive compensation from Chase Vista
Funds for providing investment advisory
and other services.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the
Chase Vista Funds, call 1-800-34-
VISTA. The prospectus contains more
complete information, including charges
and expenses. Please read it carefully
before you invest or send money.

(c) The Chase Manhattan Corporation, 1999, 2000. All Rights Reserved.
                                                                   December 1999

[CHASE VISTA LOGO]

Chase Vista Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039